As filed with the Securities and Exchange
                    Commission on April 24, 2003 Registration
                                  No. 33-82610

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. ( )
                       POST-EFFECTIVE AMENDMENT NO. 11 (X)
                                       ---

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                              Amendment No. 25 (X)
                                       --
                        (Check appropriate box or boxes)

                              MAXIM SERIES ACCOUNT
                           (Exact name of Registrant)
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111

        (Address of Depositor's Principal Executive Officers) (Zip Code)

               Depositor's Telephone Number, including Area Code:
                                 (800) 537-2033

                               William T. McCallum
                      President and Chief Executive Officer

                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road

                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                                    Copy to:
                              James F. Jorden, Esq.
                                 Jorden Burt LLP
               1025 Thomas Jefferson Street, N.W., Suite 400 East
                           Washington, D.C. 20007-5208

        It is proposed that this filing will become effective (check appropriate space):

 Approximate Date of Proposed Public Offering: Upon the effective date of this
                             Registration Statement

        ____   Immediately upon filing pursuant to paragraph (b)
        _X__   On May 1, 2003, pursuant to paragraph (b)
        ____   60 days after filing pursuant to paragraph (a)(1)
        ____   On , pursuant to paragraph (a)(1)

        If appropriate, check the following:

        ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of securities being registered:
              flexible premium deferred variable annuity contracts

                               Maximum Value Plan
        An Individual Flexible Premium Deferred Variable Annuity Contract

                                 Distributed by
                           BenefitsCorp Equities, Inc.

                                    Issued by
                   Great-West Life & Annuity Insurance Company

Overview

This prospectus describes the Maximum Value Plan--an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (we, us, Great-West or GWL&A). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this prospectus as the "Contract."

Who Should Invest

The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity ("Annuity IRA") or for other long-term investment purposes.

Allocating Your Money


You can allocate your money among 23 Investment Divisions of Maxim Series Account ("Series Account"). Each Investment Division invests all of its assets in one of 23 corresponding mutual funds (Eligible Funds). Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund . Following is a list of the Eligible
Funds:


Maxim Series Fund, Inc.:

Maxim Money Market Portfolio

Maxim Bond Portfolio

Maxim Bond Index Portfolio

Maxim Stock Index Portfolio

Maxim U.S. Government Securities Portfolio

Maxim Index 600 Portfolio

Maxim Ariel Mid-Cap Value Portfolio

Maxim INVESCO Balanced Portfolio

Maxim INVESCO Small-Cap Growth Portfolio

Maxim INVESCO ADR Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim Loomis-Sayles Bond Portfolio

Maxim Ariel Small-Cap Value Portfolio

Maxim Value Index Portfolio

Maxim Growth Index Portfolio

Maxim Founders Growth & Income Portfolio

Maxim T. Rowe Price MidCap Growth

Maxim Aggressive Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Conservative Profile I Portfolio

Fidelity Variable Insurance Products Fund:


Fidelity VIP Contrafund(R) Portfolio


You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse's and/or beneficiaries' lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
800-228-8706


This prospectus presents important information you should read before purchasing the Contract. Please read it carefully and retain it for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (SAI) dated May 1, 2003, which has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus, which means that it is legally a part of this prospectus. The SAI's table of contents may be found on the last page of this prospectus. The SAI, material incorporated by reference, and other information regarding us, may be obtained without charge by contacting Great-West at the above address or phone number, or, by visiting the Securities and Exchange Commission's Web site at http:\\www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   The date of this prospectus is May 1, 2003.


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Table of Contents
Definitions.....................................................................
Key Features of the Contract....................................................
Fee Table.......................................................................
        Examples................................................................
Condensed Financial Information.................................................
Great-West Life & Annuity Insurance Company and the Series Account..............
The Eligible Funds..............................................................
Application and Initial Contributions...........................................
Ongoing Contributions...........................................................
Annuity Account Value...........................................................
Transfers.......................................................................
        Automatic Custom Transfers..............................................
        Telephone/Internet Transactions.........................................
Cash Withdrawals................................................................
Death Benefit...................................................................
Charges and Deductions..........................................................
Payment Options.................................................................
        Periodic Payments.......................................................
        Periodic Payment Options................................................
Annuity Payments................................................................
        Annuity Commencement Date...............................................
        Annuity Payment Options.................................................
        Variable Annuity Payment Provisions.....................................
Federal Tax Matters.............................................................
Assignments or Pledges..........................................................
Performance Data................................................................
Distribution of the Contracts...................................................
Voting Rights...................................................................
Rights Reserved by Great-West...................................................
Adding and Discontinuing Investment Options.....................................
Substitution of Investments.....................................................
Legal Matters...................................................................
Available Information...........................................................
Appendix A:  Condensed Financial Information....................................
Appendix B:  Calculation of the Net Investment Factor...........................

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon.

                  The Contract is not available in all states.




Definitions

Accumulation Period
The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit
An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices
The administrative offices of Great-West located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant
The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date
The date payments begin under an annuity payment option.

Annuity Account
An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value
The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period
The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit
An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan
A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary
The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions
Amounts you pay to purchase a Contract.

Contingent Owner
The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date
The date the initial Contribution is credited to your Annuity Account on.

Eligible Fund
A mutual fund an Investment Division invests all of its assets in.

Guaranteed Account Value
The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account
The sub-division(s) of the Annuity Account your account allocations to the fixed-return option are credited to. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Individual Retirement Annuity ("Annuity IRA")
An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Investment Division

The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds.


Owner (Joint Owner) or You
The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax
A tax charged by a state or other local governmental authority in connection with your Contract.

Request
Any request either written, by telephone, or electronic that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account
The segregated investment account established by Great-West to provide the funding options for the Contract. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and consists of the individual Investment Divisions.

Surrender Charge
A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.

Surrender Value
The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date
The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on each day that the New York Stock Exchange is open for trading. On the day after Thanksgiving, however, you can only submit Requests for transactions by automated voice response unit or by fully automated computer link.

Transfer
When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date
A date on which we calculate the value of the Investment Divisions. This Calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Variable Account Value
The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts
An account we maintain for you that reflects the value credited to you from an Investment Division.

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Key Features of the Contract


Following are some of the key features of the Contract. These topics are discussed in more detail throughout the prospectus, so please be sure to read through it carefully.

How to Invest
You must complete an application and pay by check or through an Automatic Contribution Plan.

The minimum initial Contribution is:
o       $5,000; or
o       $2,000 if an Annuity IRA

The minimum ongoing Contribution is:
o       $500; or
o       $50 if made via Automatic Contribution Plan

Allocation of Your Contributions
Your initial Contribution and any subsequent Contributions will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period
The Contract provides for a "free look" period that allows you to cancel your Contract generally within 10 days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be void from the start and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices
The Contract gives you an opportunity to select among 23 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives.

The distinct investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund by contacting Great-West.

The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract You pay the following charges under the Contract:

     o    An annual contract maintenance charge

     o    A mortality and expense risk charge

You may also have to pay:

     o A Surrender Charge (if you withdraw Annuity Account Value within 7 years after purchasing the Contract)
     o    A Premium Tax (depending on your state of residence)

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers
You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date. There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals

You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant's or your death.


Withdrawals may be taxable, and if made prior to age 59 1/2, subject to an additional 10% federal tax early withdrawal penalty.

There is no limit on the number of withdrawals you can make, however, the withdrawals may be subject to a Surrender charge.

Payment Options
A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit

The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of:

o the Annuity Account Value on the date of death, less any applicable Premium Tax; or
o the sum of Contributions paid, less any withdrawals and periodic payments and any applicable

    Premium Tax.


The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.




                                   Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

        Sales Load Imposed on Purchases
        (as a percentage of purchase payments)                   None

        Maximum Surrender Charge (as a percentage
        of amount surrendered)                                   7%* maximum

        Transfer Fee                                             None

* The Surrender Charge is equal to the percentage of the amount distributed less the "Free Amount" based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

 Contract Years Completed      Surrender Charge
            1                         7%
            2                         6%
            3                         5%
            4                         4%
            5                         3%
            6                         2%
        7 or more                     0%

For more information about the circumstances in which the "Free Amount" may apply, see "Surrender Charges" on page ____ of this prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including fund fees and expenses.

        Annual Contract Maintenance Charge                              $27.00

        Series Account Annual Expenses
        (as an annual percentage of Variable Sub-Account(s) value)

        Mortality and Expense Risk Fees                                  1.25%

        Account Fees and Expenses                                        None

        Total Series Account Annual Expenses                             1.25%


The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expenses               Minimum        Maximum
(expenses that are deducted from fund
assets, including management fees,
distribution [and/or service] (12b-1) fees,
and other expenses)                                 0.25%          1.30% (1)



--------

1 The expenses shown do not reflect any fee waiver or expense reimbursement. The advisors of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.




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EXAMPLE


This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year      3 years       5 years      10 years

$952        $1472         $2074        $4221





(2) If you annuitize at the end of the applicable time period:

1 year      3 years       5 years       10 years

$310        $996          $1778         $4221





(3) If you do not surrender your Contract:

1 year      3 years       5 years       10 years

$310        $996          $1778         $4221






The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization. The example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Charges and Deductions" on page ____ of this prospectus.


Condensed Financial Information


A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the contract maintenance charge. The information in the table is also included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. To obtain a fuller picture of each Investment Division's finances and performance, you should also review the Series Account's financial statements, which are contained in the SAI.


Great-West Life & Annuity Insurance Company and the Series Account

Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the state of Colorado. Great-West is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and 49 states in the United States.


Great-West is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada. On February 17, 2003, Great-West Lifeco Inc. announced a definitive agreement to acquire Canada Life Financial Corporation. Canada Life is a Canadian based insurance company with business principally in Canada, the United Kingdom, the United States and Ireland. In the United States, Canada Life sells individual and group insurance and annuity products. Subject to required shareholder and regulatory approvals, the transaction is expected to close on or about July 10, 2003.


The Series Account

Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the Securities and Exchange Commission.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

The Series Account currently has 23 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. If we decide to make additional Investment Divisions available to Owners of the Contracts, we may or may not make them available to you based on our assessment of marketing needs and investment conditions.

The Eligible Funds

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund.

Each Eligible Fund is registered with the Securities and Exchange Commission as an open-end management investment company or portfolio thereof. The Securities and Exchange Commission does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Investment advisers that manage publicly traded mutual funds with similar names and investment objectives have established some of the Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy:

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.


Maxim Bond Portfolio seeks maximum total return consistent with the preservation of capital. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds issued by the U.S. Government and its agencies and by domestic or foreign corporations. Effective June 10, 2002, this Portfolio was no longer open to incoming transfers and will not accept new Contributions.

Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the "Lehman Index"). The portfolio uses a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on future contracts.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor's (S&P) 500 Composite Stock Price Index and the S&P Mid-Cap Index, weighted according to their respective pro-rata shares of the market. (1) The portfolio seeks to own the securities contained in the Benchmark Indexes in as close as possible a proportion as each stock's weight in the Benchmark Indexes. This may be accomplished through ownership of all stocks in the Benchmark Indexes and/or through a combination of stock ownership and owning futures contracts on the Benchmark Indexes and options on futures contracts, and Exchange Traded Funds that seek to track the Benchmark Indexes.


Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.


Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.1 The portfolio seeks to own the securities contained in the Benchmark Index in as close as possible proportion as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and Exchange Traded Funds that seek to track the Benchmark Index.

Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalizations are less than $10 billion at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. In this connection, the portfolio may focus on issuers with market capitalizations between approximately $200 million and $10 billion at the time of purchase. The portfolio actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The portfolio will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

(1) Standard & Poor's, S&P 500 Composite Index, S&P Mid-Cap Index, S&P Small-Cap 600 Stock Index, S&P/BARRA Value Index and S&P/BARRA Growth Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. and Great-West Life & Annuity Insurance Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using any index.




Maxim INVESCO Balanced Portfolio seeks high total return on investment through capital appreciation and current income. This portfolio normally invests at least 65% of its assets in a combination of common stocks and fixed income securities, including preferred stocks, convertible securities and bonds. Under normal circumstances, the portfolio invests a majority of its total assets in common stocks and approximately 25% of its assets in investment grade debt securities and 25% of its assets in debt securities that are investment grade at the time of purchase, which may include obligations of the U.S. government, government agencies and investment grade corporate bonds.

Maxim INVESCO Small-Cap Growth Portfolio seeks to achieve long-term capital growth. Under normal circumstances, this portfolio will invest in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This portfolio may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion.


Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S.


Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital preservation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. It may also invest up to 20% in preferred stocks, convertible preferred stocks, or foreign securities and up to 35% in below investment grade quality ("high yield/high risk" or "junk") bonds.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalizations are less than $2 billion at the time of purchase. This portfolio will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth, focusing on issuers with market capitalizations under $2 billion at the time of purchase. The portfolio actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The portfolio will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim Value Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P/BARRA Value Index.1 The S&P/BARRA Value Index is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios. The portfolio seeks to own the securities contained in the Benchmark Index in as close as possible proportion as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and Exchange Traded Funds that seek to track the Benchmark Index.

Maxim Growth Index Portfolio seeks investment results that, before fees, track the total return of the common stocks that comprise the S&P/BARRA Growth Index.1 The S&P/BARRA Growth Index is a widely recognized, unmanaged index that is comprised of stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios. The portfolio seeks to own the securities contained in the Benchmark Index in as close as possible proportion as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and Exchange Traded Funds that seek to track the Benchmark Index.


Maxim Founders Growth & Income Portfolio seeks long-term growth of capital and income. This portfolio invests primarily in common stocks of large, well established, stable and mature companies. Large companies are generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the value of the stock market as a whole. Effective June 10, 2002, this Portfolio is no longer open to incoming transfers and will not accept new contributions.


Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P 400 MidCap Index or the Russell MidCap Growth Index (approximately $132.5 million to $15.6 billion as of December 31, 2002), emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company.


Maxim Profile Portfolios
Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.


Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasizing fixed income investments.


Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The fund invests in securities of companies whose value it believes is not fully recognized by the public. This strategy can lead to investments in domestic or foreign issuers. Fidelity Management and Research Company may invest in either "growth" stocks or "value" stocks or both.


Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC ("MCM")), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.


Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund. Fidelity Management & Research Company is located at 2 Devonshire Street, Boston, Massachusetts 02109.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the Securities and Exchange Commission, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of a number of Maxim Series Fund, Inc. portfolios. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, Inc. ("Ariel") is the sub-adviser to the Maxim Ariel Mid-Cap Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

BNY Investment Advisors ("BNY") is the sub-adviser to the Maxim Stock Index, Maxim Index 600, Maxim Value Index and Maxim Growth Index Portfolios. BNY is located at One Wall Street, New York, New York 10286. BNY began management of these and other Maxim Series Fund portfolios on April 1, 2003.

Founders Asset Management, LLC. ("Founders") is the sub-adviser of the Maxim Founders Growth & Income Portfolio. Founders is located at 2930 East Third Avenue. Denver, Colorado 80206.


INVESCO Global Asset Management (N.A.), Inc. is the sub-adviser to the Maxim INVESCO ADR Portfolio. INVESCO Global Asset Management (N.A.), Inc. is located at 1315 Peachtree Street, Atlanta, Georgia 30309.


INVESCO Funds Group, Inc. is the sub-adviser of the Maxim INVESCO Small-Cap Growth Portfolio and the Maxim INVESCO Balanced Portfolio. INVESCO Funds Group, Inc. is located at 4350 S. Monaco Street, Denver, Colorado 80237.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-adviser to the Maxim Loomis-Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.


T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-adviser to the Maxim
T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment

All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds

Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-228-8706, or by writing to Great-West's Administrative Offices, 8515 East Orchard Road, Greenwood Village, Colorado 80111. The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

Application and Initial Contributions

The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

o       $5,000; or
o       $2,000 if an Annuity IRA

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan.

An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West's Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.

During the 10 day (or longer where required by law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be void from the start and all Contributions received, less any withdrawals, will be refunded to you.

If you exercise the free look privilege, you must return the Contract to Great-West's Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.

Ongoing Contributions

You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

o       $500; or
o       $50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value

Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division's Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.


We calculate each Investment Division's Accumulation Unit value at the end of each valuation period by multiplying the value of that unit at the end of the prior valuation period by the Investment Division's net investment factor for the valuation period. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.


The value of an Investment Division's assets is determined at the end of each Valuation Date. A valuation period is the period between two successive Valuation Dates. On the day after Thanksgiving, transactions submitted other than by KeyTalk(R), or through the Internet will not be processed.


Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.


Transfers
In General
Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West's Administrative offices, by calling KeyTalk(R) - the voice response unit at 1-800-701-8255, or through the Internet at http://www.benefitscorp.com.

Your Request must specify:

o    the amounts being Transferred,
o the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made, and
o the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer. If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

A Transfer will be effective on the Transaction Date.

A Transfer from the Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions

We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund transaction costs that must be borne by you.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Automatic Custom Transfers

Dollar Cost Averaging


You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as par of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.


You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the applicable Variable Sub-Account on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Variable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

Dollar cost averaging Transfers must meet the following conditions:

o The minimum amount that can be Transferred out of an Investment Division is $100 per month.

o You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.

Rebalancer


Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.


Rebalancer Transfers must meet the following conditions:

o    Your entire Variable Account Value must be included.


o    You must specify the  percentage of your  Variable  Account Value you would like allocated to each Investment Division and the frequency of rebalancing. You may modify the allocations or stop rebalancer at any time, by Request.

You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.


Telephone/Internet Transactions

You may make Transfer Requests by telephone by using KeyTalk(R), or via the Internet at http://www.benefitscorp.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West's Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).


The following terms apply to withdrawals:

o    No withdrawals may be made after the Annuity Commencement Date.

o If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
o Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.

o If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.

o If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.

o Proceeds will generally be paid in one lump sum within 7 days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of 7 days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions aren't clear, your Request will be denied and your withdrawal will not be processed.

After a withdrawal of all of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.


The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service ("IRS"). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.


If you are interested in this Contract as an Annuity IRA, please refer to
Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

Death Benefit

Death Benefit Payments--After Annuity Commencement Date
If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant's date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant's death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date
If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date
If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date
If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

        (a) First, to the surviving Joint Owner.
        (b) If there is no surviving Joint Owner, then to the Contingent Owner.
        (c) If there is no Contingent Owner, then to the Annuitant.

If the Owner's surviving spouse is the person entitled to receive benefits upon the Owner's death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date
If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Computation and Procedure
If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

     o the Annuity Account Value as of the date of death, less any applicable Premium Tax; or

     o the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

        o  new allocation instructions are requested by the Beneficiary; or
        o  the death benefit is actually paid to the Beneficiary

The death benefit will become payable following receipt by Great-West of the Beneficiary's request. Unless otherwise specified by the Owner prior to the Annuitant's death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

        o  payment in a single sum; or
        o  payment under any of the payment options provided under the Contract.

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner's death from a contract purchased on a non-tax qualified basis ("Non-Qualified Contract") before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to IRC ss.72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner's death. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under IRC ss.72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner's death. Payments may be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to IRC ss.401(a)(9).

Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West's Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner's estate.

Charges and Deductions

No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:


o       a contract maintenance charge, and
o       a mortality and expense risk charge.


You may also pay:

o a Surrender Charge (only for withdrawals within the first 7 Contract years), and
o deductions for Premium Tax (only if applicable depending on your state of residence).

You also indirectly bear the expenses of the Eligible Funds.

Contract Maintenance Charge

Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account.

The contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.


Mortality and Expense Risk Charge

We deduct a Mortality and Expense Risk Charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

o The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.

o The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%.

The Mortality and Expense Risk Charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

Premium Tax

We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit benefit.


The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge

We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge "Free Amount" may be applied in some circumstances.

o The Surrender Charge "Free Amount" is an amount against which the Surrender Charge will not be assessed.

o The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.

o    Only one Free Amount is available in each calendar year.

o The Free Amount will be applied to the first withdrawal made in each year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:

o    you Request an annuity  option with a payment period of at least 36 months;
     or
o you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
o the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.


The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.


 Contract Years Completed        Percentage of
                                 Distribution

            1                         7%
            2                         6%
            3                         5%
            4                         4%
            5                         3%
            6                         2%
            7                         0%


Expenses of the Eligible Funds
The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds' fees and deductions. You bear these costs indirectly when you allocate to an Investment Division.

Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Payment Options

Periodic Payments
You may request that all or part of the Annuity Account Value be applied to a periodic payment option.

In requesting periodic payments, you must elect:

o    The payment frequency of either 12-, 6-, 3- or 1-month intervals
o    A payment amount--a minimum of $50 is required
o    The calendar day of the month on which payments will be made
o    One payment option
o The allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) Prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) Select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

o You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
o You may keep the same investment options as were in force before periodic payments began.
o    Charges and fees under the Contract continue to apply.
o The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

o the date the amount elected to be paid under the option selected has been reduced to zero.
o    the Annuity Account Value is zero.
o    You Request that withdrawals stop.
o    You or the Annuitant dies.

Periodic Payment Options
If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1--Income for a specified period (at least 36 months)
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2--Income of a specified amount (at least 36 months)
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3 -Interest Only
The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. Available only if 100% of the account value is invested in the Guaranteed Sub-Account.

Option 4 --Minimum distribution
If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5 - Any Other Form (at least 36 months)
Any other form of periodic payment which is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

Annuity Payments

Annuity Commencement Date
You choose the date you'd like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified as such on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by GWL&A at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, GWL&A may delay the date elected by not more than 30 days.

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must, to avoid the imposition of an excise tax, not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years


Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex "minimum distribution" requirements. Minimum distribution requirements require distributions to begin under such a plan by a specific date, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you're using this annuity as an Annuity IRA, you should consider consulting a competent tax adviser regarding the application of the minimum distribution requirements.


Annuity Payment Options
You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.


If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.


Option 1--Income of specified amount
(Available as fixed payments only)
The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

Option 2--Income for a specified period
(Available as fixed payments only)
Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3--Life annuity with guaranteed period
This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4--Life annuity
This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 - Any other form
Any other form of fixed or variable annuity payment which is acceptable to Great-West.

Variable Annuity Payment Provisions

Amount of first payment

The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return ("AIR") of 5%.


Annuity units

The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit Value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.


Amount of payments after the first payment

After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments
The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by GWL&A. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value which will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.


Transfers after the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions

Once payments start under the annuity payment option you select:

o    no changes can be made in the annuity form,
o    no additional Contributions will be accepted under the Contract, and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" for details.

Federal Tax Matters


Seek Tax Advice
The above discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax adviser should be consulted for further information.


Introduction

The following discussion is a general description of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.


This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.


The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with IRAs ("Annuity IRA"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.


Taxation of Annuities

In General

Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a "natural person" will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.


The rule also does not apply in the following circumstances:

o    Where the Contract is acquired by the estate of a decedent.
o    Where the Contract is an Annuity IRA.
o    Where  the  Contract  is  a  qualified   funding  asset  for  a  structured
     settlement.
o Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.

o       Where the Contract is an immediate annuity.


If you are a non-natural person, you may wish to discuss these matters with a competent tax adviser.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payment is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.


Annuity payments

Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. Once the "investment in the Contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.


Penalty tax
For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

o    Made on or after the date on which the Owner attains age 59 1/2,
o Made as a result of the death or disability of the Owner under the Contract,
o Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary,
o    Received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax adviser.

Taxation of death benefit proceeds
Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:


o If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.

o If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at death

In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1. If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.

2. If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.


If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.


Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to the rules in Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be "adequately diversified" in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.


Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered "adequately diversified." Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control

In three Revenue Rulings issued between 1977 and 1982, the IRS held that where a non-qualified variable annuity contract holder had certain forms of actual or potential control over the investments that were held by the insurance company under the contract, the contract owner would be taxable on the income and gains produced by those investments. Great-West does not believe that an Owner of a Non-Qualified Contract will have any of the specific types of control that were described in those Rulings. However, because the current scope and application of these three Revenue Rulings are unclear, we reserve the right to modify the Non-Qualified Contact as may be required to maintain favorable tax treatment.


Transfers, assignments or exchanges
A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this prospectus. If you are contemplating any of these types of changes, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Multiple Contracts All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. You should consult a tax adviser before purchasing more than one Contract.

Withholding
Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges
Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax adviser.

Individual Retirement Annuities

Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you have the right to revoke your purchase within seven days of purchasing the Annuity IRA.


If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

Assignments or Pledges

Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant, however, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.


If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under "Taxation of Annuities." Please consult a competent tax adviser for further information.


Performance Data

From time to time, we may advertise yields and average annual total returns for the Investment Divisions. In addition, we may advertise the yield and effective yield of the Maxim Money Market Investment Division. We may advertise both standardized and non-standardized performance data for the Investment Divisions. All performance information will be based on historical information and is not intended to indicate future performance.


The yield of the Maxim Money Market Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified 7-day period. It is calculated by assuming that the income generated for that seven-day period is generated each 7-day period over a period of 52 weeks and is shown as a percentage of the investment.


The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Investment Division is assumed to be reinvested. The effective yield will be slightly lower than the yield because of the compounding effect of the assumed reinvestment.


The yield calculations do not reflect the effect of any Surrender Charge or any Premium Tax that may be applicable to a particular Contract. To the extent that any Surrender Charge or Premium Taxes are applicable to a particular Contract, the yield of that Investment Division will be reduced. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.


For the 7-day period ending December 31, 2002, the Yield and Effective Yield was:


 Investment Division        Yield       Effective Yield
 Maxim Money Market

                            -0.28%           -0.28%

The following table illustrates standardized and non-standardized average annual total return for one, five and ten-year periods (or since inception, as appropriate) ended December 31, 2002. Average annual total return quotations represent the average annual compounded rate of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding Premium Taxes, if any) as of the last day of each of the periods for which total return quotations are provided.


Both the standardized and non-standardized data reflect the deduction of all fees and charges under the Contract including the applicable Surrender Charge. The standardized data is calculated from the inception date of an Investment Division. The non-standardized data is calculated from the inception of the Eligible Fund and includes periods preceding the inception date of the corresponding Investment Division.

Performance information and calculations for any Investment Division are based only on the performance of a hypothetical Contract under which the Annuity Account Value is allocated to an Investment Division during a particular time period. Performance information should be considered in light of the investment objectives, policies and characteristics of the Eligible Funds and the market conditions during the given time period. It should not be considered as a representation of future investment performance.

We may from time to time also advertise cumulative (non-annualized) total returns, yield and standardized and nonstandardized total returns for the Investment Divisions.

Reports and promotional literature may also contain other information including
(1) the ranking of any Investment Division derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications or other people who rank separate accounts or other investment products on overall performance or other criteria, and (2) the effect of tax-deferred compounding on investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.

                     [This space intentionally left blank.]


Average Annual Total Return for the period ended December 31, 2002 (Excluding Surrender Charges)

------------------------------- ----------- -------------- --------- --------- ------------- ------------

                                Eligible     Investment    One Year  Five       Ten Years     Ten Years
     Investment Division           Fund       Division                Years    or if less,      or if
                                Inception   Inception in                         Life of     less, Life
                                               Series                           Investment       of
                                               Account                           Division    Underlying

                                                                                              Eligible
                                                                                                Fund

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Bond                        07/01/82       09/19/94     7.66%     4.60%     5.11%         4.83%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Bond Index
                                  12/01/92    05/15/02      8.22%     5.54%       7.34%         5.21%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Stock Index                 07/01/82       09/19/94   -22.96%    -2.02%     7.69%         7.38%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim U.S. Government
Securities                        04/08/85       01/18/95     8.40%     5.56%     6.08%         5.48%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Index 600                   12/01/93       09/19/94   -16.33%     0.39%     6.51%         5.64%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Ariel Mid-Cap Value         12/31/93       09/19/94   -11.92%     9.48%     11.54%       10.77%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Loomis-Sayles Bond          11/01/94       08/08/95     9.64%     3.91%     7.99%         7.86%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim INVESCO Balanced            10/01/96       10/01/96   -18.08%    -1.53%     2.47%         2.47%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Ariel Small-Cap Value       12/01/93       03/09/95    -7.49%     5.58%     10.84%        8.98%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim INVESCO Small-Cap
Growth                            11/01/94       01/06/95   -31.85%    -1.45%     7.51%         7.34%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim T. Rowe Price
Equity/Income                     11/01/94       01/06/95   -14.26%     1.02%     9.31%         9.15%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim INVESCO ADR                 11/01/94       01/06/95   -14.29%    -3.70%     2.64%         2.59%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Value Index                 12/01/93       01/15/98   -22.48%    -2.83%     -2.21%        6.66%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Growth Index                12/01/93       01/15/98   -25.06%    -3.52%     -3.28%        6.28%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Founders Growth &
Income                            07/01/97       01/15/98   -26.37%    -8.88%     -8.78%       -7.69%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim T. Rowe Price MidCap
Growth                            07/01/97       01/15/98   -23.00%     3.39%     4.02%         4.90%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Aggressive Profile I        09/09/97       01/15/98   -18.69%    -1.04%     -1.05%       -0.60%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Moderately Aggressive
Profile I                         09/09/97       01/15/98   -13.17%     0.65%     0.63%         0.96%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Moderate Profile I          09/09/97       01/15/98    -9.70%     1.28%     1.26%         1.50%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Moderately Conservative
Profile I                         09/09/97       01/15/98    -6.54%     0.87%     0.83%         1.24%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Conservative Profile I      09/09/97       01/15/98    -1.97%     2.80%     2.75%         3.26%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Fidelity VIP Contrafund(R)        01/03/95       11/12/98   -10.52%     2.37%     0.58%        10.81%
Portfolio

------------------------------- ----------- -------------- --------- --------- ------------- ------------


Average Annual Total Return for the period ended December 31, 2002 (Including Surrender Charges)
                                                                    ---------------------------

------------------------------- ----------- -------------- --------- --------- ------------- ------------

                                Eligible     Investment    One Year  Five       Ten Years     Ten Years
     Investment Division           Fund       Division                Years    or if less,      or if
                                Inception   Inception in                         Life of     less, Life
                                               Series                           Investment       of
                                               Account                           Division    Underlying

                                                                                              Eligible
                                                                                                Fund

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Bond                       07/01/82     09/19/94      0.88%     4.03%       5.11%         4.83%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Bond Index                 12/01/92     05/15/02      1.40%     4.97%       0.57%         5.21%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Stock Index                07/01/82     09/19/94     -27.81%    -2.55%      7.69%         7.38%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim U.S. Government
Securities                       04/08/85     01/18/95      1.57%     4.98%       6.08%         5.48%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Index 600                  12/01/93     09/19/94     -21.60%    -0.16%      6.51%         5.64%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Ariel Mid-Cap Value        12/31/93     09/19/94     -17.47%    8.88%       11.54%       10.77%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Loomis-Sayles Bond         11/01/94     08/08/95      2.74%     3.34%       7.99%         7.86%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim INVESCO Balanced           10/01/96     10/01/96     -23.24%    -2.07%      2.17%         2.17%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Ariel Small-Cap Value      12/01/93     03/09/95     -13.31%    5.01%       10.84%        8.98%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim INVESCO Small-Cap
Growth                           11/01/94     01/06/95     -36.14%    -1.99%      7.51%         7.34%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim T. Rowe Price
Equity/Income                    11/01/94     01/06/95     -19.67%    0.47%       9.31%         9.15%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim INVESCO ADR                11/01/94     01/06/95     -19.69%    -4.23%      2.64%         2.59%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Value Index                12/01/93     01/15/98     -27.36%    -3.36%      -2.93%        6.66%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Growth Index               12/01/93     01/15/98     -29.79%    -4.05%      -3.99%        6.28%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Founders Growth &
Income                           07/01/97     01/15/98     -31.01%    -9.37%      -9.46%       -8.14%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim T. Rowe Price MidCap
Growth                           07/01/97     01/15/98     -27.85%    2.83%       3.25%         4.38%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Aggressive Profile I       09/09/97     01/15/98     -23.81%    -1.58%      -1.78%       -1.11%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Moderately Aggressive
Profile I                        09/09/97     01/15/98     -18.64%    0.10%       -0.11%        0.44%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Moderate Profile I         09/09/97     01/15/98     -15.39%    0.72%       0.52%         0.98%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Moderately Conservative
Profile I                        09/09/97     01/15/98     -12.43%    0.32%       0.08%         0.72%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Maxim Conservative Profile I     09/09/97     01/15/98      -8.15%    2.24%       1.99%         2.72%

------------------------------- ----------- -------------- --------- --------- ------------- ------------
------------------------------- ----------- -------------- --------- --------- ------------- ------------

Fidelity VIP Contrafund(R)       01/03/95     11/12/98     -16.16%    1.81%       -0.31%       10.81%
Portfolio

------------------------------- ----------- -------------- --------- --------- ------------- ------------




Distribution of the Contracts

BenefitsCorp Equities, Inc. (BCE) is the principal underwriter and distributor of the Contracts. BCE is a wholly owned subsidiary of Great-West and is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 800-228-8706.

The maximum commission as a percentage of the Contributions made under a Contract payable to BCE representatives is 4.0%.

Voting Rights

To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.


Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

o To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.

o To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account.

o To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law.

     To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

o To change the time or time of day at which a Valuation Date is deemed to have ended.

o To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges which we have guaranteed.

o    To reject any application for any reason.


With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.


Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds' prospectuses for more details.

Adding and Discontinuing Investment Options

We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating money, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new investment options available under the Contracts, in our sole discretion we may or may not make those new investment options available to you.

Substitution of Investments

When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior approval of the Securities and Exchange Commission, and prior notice to you.

Legal Matters
Jorden Burt LLP has provided advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract.


Legal Proceedings
There are no pending legal proceedings that would have an adverse effect on the Series Account. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.


Available Information


We have filed a registration statement ("Registration Statement") with the Securities and Exchange Commission under the 1933 Act relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the public reference room of the Securities and Exchange Commission located at 450 Fifth Street, NW, Washington, D.C.

The Statement of Additional Information contains more specific information relating to the Series Account and Great-West.


STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

CUSTODIAN AND INDEPENDENT
AUDITORS...................................................................B-III

UNDERWRITER................................................................B-III

CALCULATION OF PERFORMANCE
DATA.......................................................................B-IV


FINANCIAL STATEMENTS.......................................................B-VI

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

                      Selected Data for Accumulation Units

                       Outstanding Throughout Each Period


                     For the Periods Ended December 31, 2002

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------

Investment             2002       2001       2000       1999       1998       1997       1996        1995       1994
Division

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM BOND (a)

Value at             $ 14.09     $ 13.32    $ 12.54    $ 12.73    $ 12.09    $ 11.43    $ 11.10     $ 9.76     $ 10.00
beginning of
period
Value at end of      $ 15.17     $ 14.09    $ 13.32    $ 12.54    $ 12.73    $ 12.09    $ 11.43    $ 11.10     $ 9.76
period
Number of             22,660     70,037     68,732     64,053     58,959      7,413      5,196      1,676      455.62
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM STOCK INDEX (a)

Value at             $ 24.07     $ 27.60    $ 30.35    $ 25.67    $ 20.50    $ 15.70    $ 13.05     $ 9.74     $ 10.00
beginning of
period
Value at end of      $ 18.56     $ 24.07    $ 27.60    $ 30.35    $ 25.67    $ 20.50    $ 15.70    $ 13.05     $ 9.74
period
Number of            107,411     137,794    156,654    124,499    154,519    169,289    130,996     17,200    2,306.48
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM ARIEL
MID-CAP VALUE (ajk)

Value at             $ 28.18     $ 24.15    $ 20.60    $ 20.80    $ 15.75    $ 14.12    $ 13.49    $ 10.80     $ 10.00
beginning of
period
Value at end of      $ 24.83     $ 28.18    $ 24.15    $ 20.60    $ 20.80    $ 15.75    $ 14.12    $ 13.49     $ 10.80
period
Number of             27,764     30,078     29,343     51,895     52,202     49,565     83,399      24,467    4,508.26
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM INDEX 600 (a)

Value at             $ 20.24     $ 19.37    $ 17.79    $ 16.10    $ 16.57    $ 13.87    $ 12.18     $ 9.77     $ 10.00
beginning of
period
Value at end of      $ 16.94     $ 20.24    $ 19.39    $ 17.79    $ 16.10    $ 16.57    $ 13.87    $ 12.18     $ 9.77
period
Number of             13,926     17,208     18,670     20,517     19,021     14,918     10,976      2,706      986.29
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM LOOMIS-SAYLES BOND (fj)

Value at             $ 16.16     $ 15.96    $ 15.45    $ 14.91    $ 14.60    $ 13.12    $ 12.03    $ 10.00
beginning of
period
Value at end of      $ 17.73     $ 16.16    $ 15.96    $ 15.45    $ 14.91    $ 14.60    $ 13.12    $ 12.03
period
Number of             14,888     52,542     56,967     60,769     77,918     23,403     12,487       799
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM INVESCO ADR (b)

Value at             $ 14.42     $ 17.50    $ 19.72    $ 16.28    $ 14.90    $ 13.46    $ 11.25    $ 10.00
beginning of
period
Value at end of       $12.37     $ 14.42    $ 17.50    $ 19.72    $ 16.28    $ 14.90    $ 13.46    $ 11.25
period
Number of             16,951     20,956     23,147     27,044     35,311     31,948     15,133      2,623
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM INVESCO
SMALL-CAP GROWTH (b)

Value at             $ 26.26     $ 34.47    $ 39.84    $ 22.31    $ 19.21    $ 16.39    $ 13.09    $ 10.00
beginning of
period
Value at end of      $ 17.90     $ 26.26    $ 34.47    $ 39.84    $ 22.31    $ 19.21    $ 16.39    $ 13.09
period
Number of             25,685     38,392     46,875     34,724     44,666     44,397     33,994      4,511
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM MONEY
MARKET (e)

Value at             $ 12.66     $ 12.36    $ 11.80    $ 11.40    $ 10.97    $ 10.55    $ 10.17    $ 10.00
beginning of
period
Value at end of      $ 12.68     $ 12.66    $ 12.36    $ 11.80    $ 11.40    $ 10.97    $ 10.55    $ 10.17
period
Number of            110,458     112,573    85,500     278,853    72,950     55,510     30,071      15,499
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
                      Selected Data for Accumulation Units
                       Outstanding Throughout Each Period

                     For the Periods Ended December 31, 2002


---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------

Investment Division      2002      2001       2000      1999       1998       1997      1996       1995

---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------
MAXIM ARIEL
SMALL-CAP VALUE (dj)

Value at beginning     $ 24.25    $ 21.24   $ 16.98    $ 18.25    $ 17.07   $ 13.51    $ 11.60    $ 10.00
of period
Value at end of        $ 22.45    $ 24.25   $ 21.24    $ 16.98    $ 18.25   $ 17.07    $ 13.51    $ 11.60
period
Number of               10,923     6,514     2,879      5,405      5,611     3,046      1,551       698
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------
MAXIM T. ROWE PRICE
EQUITY/INCOME (b)

Value at beginning     $ 23.84    $ 23.75   $ 21.30    $ 20.86    $ 19.39   $ 15.24    $ 12.92    $ 10.00
of period
Value at end of        $ 20.45    $ 23.84   $ 23.75    $ 21.30    $ 20.86   $ 19.39    $ 15.24    $ 12.92
period
Number of               43,736    50,304     55,601    75,493     88,484    106,469    67,415     19,500
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------
---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------
MAXIM U.S.
GOVERNMENT
SECURITIES (c)

Value at beginning     $ 14.81    $ 14.01   $ 12.83    $ 12.95    $ 12.23   $ 11.41    $ 11.12    $ 10.00
of period
Value at end of        $ 16.06    $ 14.81   $ 14.01    $ 12.83    $ 12.95   $ 12.23    $ 11.41    $ 11.12
period
Number of               21,503    14,175     10,223    22,422     28,453     12,346    15,784     14,813
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ---------- ---------- --------- ---------
MAXIM INVESCO
BALANCED (g)

Value at beginning     $ 14.26    $ 16.40   $ 16.98    $ 14.73    $ 12.59    $ 10.13   $ 10.00
of period
Value at end of        $ 11.68    $ 14.26   $ 16.40    $ 16.98    $ 14.73    $ 12.59   $ 10.13
period
Number of               72,137    112,327   131,762    122,502    147,158    32,938     1,307
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ---------- ---------- --------- ---------
MAXIM FOUNDERS
GROWTH & INCOMEh (j)

Value at beginning      $ 8.62    $ 10.59   $ 13.34    $ 11.74    $ 10.00
of period
Value at end of         $ 6.35    $ 8.62    $ 10.59    $ 13.34    $ 11.74
period
Number of               2,412      6,855     5,820      5,962      1,025
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ---------- --------- --------- ----------
MAXIM GROWTH INDEX (h)

Value at beginning     $ 11.33    $ 13.21   $ 17.23    $ 13.75    $ 10.00
of period
Value at end of         $ 8.50    $ 11.33   $ 13.21    $ 17.23    $ 13.75
period
Number of               45,398    57,981     64,917    26,778     45,896
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ----------
MAXIM VALUE INDEX (h)

Value at beginning     $ 11.57    $ 13.37   $ 12.85    $ 11.68    $ 10.00
of period
Value at end of         $ 8.97    $ 11.57   $ 13.37    $ 12.85    $ 11.68
period
Number of               10,694    12,263     12,491     2,992      1,678
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ----------
MAXIM T.ROWE PRICE
MIDCAP GROWTHhj

Value at beginning     $ 15.82    $ 16.21   $ 15.29    $ 12.42    $ 10.00
of period
Value at end of        $ 12.19    $ 15.82   $ 16.21    $ 15.29    $ 12.42
period
Number of               24,170    36,668     39,552    10,285     10,161
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ----------
                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
                      Selected Data for Accumulation Units
                       Outstanding Throughout Each Period

                     For the Periods Ended December 31, 2002

----------------------------------------- ------------ ------------ ----------- ------------ ------------

Investment Division                          2002         2001         2000        1999         1998

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM AGGRESSIVE PROFILE I (h)

Value at beginning of period                $ 11.69      $ 12.56     $ 13.65      $ 11.35      $ 10.00
Value at end of period                      $ 9.51       $ 11.69     $ 12.56      $ 13.65      $ 11.35
Number of accumulation units                 4,426        6,176       6,417        6,019        2,228
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM MODERATELY AGGRESSIVE PROFILE I (h)

Value at beginning of period                $ 11.91      $ 12.64     $ 13.38      $ 11.10      $ 10.00
Value at end of period                      $ 10.34      $ 11.91     $ 12.64      $ 13.38      $ 11.10
Number of accumulation units                13,911       37,412       30,244      32,080       13,301
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM MODERATE PROFILE I (h)

Value at beginning of period                $ 11.81      $ 12.30     $ 12.63      $ 10.98      $ 10.00
Value at end of period                      $ 10.67      $ 11.81     $ 12.30      $ 12.63      $ 10.98
Number of accumulation units                24,329       24,656       23,877      29,200       21,309
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM MODERATELY CONSERVATIVE PROFILE I (h)

Value at beginning of period                $ 11.17      $ 11.34     $ 11.54      $ 10.79      $ 10.00
Value at end of period                      $ 10.44      $ 11.17     $ 11.34      $ 11.54      $ 10.79
Number of accumulation units                  877         4,173       5,753        5,942        6,876
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM CONSERVATIVE PROFILE I (h)

Value at beginning of period                $ 11.69      $ 11.51     $ 11.01      $ 10.63      $ 10.00
Value at end of period                      $ 11.47      $ 11.69     $ 11.51      $ 11.01      $ 10.63
Number of accumulation units                 2,011        8,012       10,796      17,411       15,432
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------

FIDELITY VIP CONTRAFUND(R)PORTFOLIO (i)
Value at beginning of period                $ 11.46      $ 13.23     $ 14.35      $ 11.69      $ 10.00
Value at end of period                      $ 10.26      $ 11.46     $ 13.23      $ 14.35      $ 11.69
Number of accumulation units
outstanding at end of period                15,923       25,897       33,124      11,336          0

----------------------------------------- ------------ ------------ ----------- ------------ ------------

                                       KEY

Current Accumulation Unit Values can be obtained by calling GWL&A toll-free at 1-800-523-4106 a The Investment Division commenced operations under this contract on September 19, 1994, at a unit value of $10.00

b The Investment Division commenced operations under this contract on January 6, 1995, at a unit value of $10.00.

c The Investment Division first commenced operations under this contract on January 18, 1995, at a unit value of $10.00. d The Investment Division commenced operations under this contract on March 9, 1995, at a unit value of $10.00.

e The Investment Division commenced operations under this contract on August 4, 1995, at a unit value of $10.00. f The Investment Division commenced operations under this contract on August 8, 1995, at a unit value of $10.00.

g The Investment Division commenced operations under this contract on October 1, 1996, at a unit value of $10.00. h The Investment Division commenced operations under this contract on January 15, 1998, at a unit value of $10.00.

i The Investment Division commenced operations under this contract on November 12, 1998, at a unit value of $10.00.

              APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

    The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

    (i) the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus

    (ii) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

    (iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

        The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

    The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.


                              MAXIM SERIES ACCOUNT

                    Individual Flexible Premium Variable Annuity Contracts

                                    issued by

                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111

                            Telephone: (800) 228-8706


                       STATEMENT OF ADDITIONAL INFORMATION


        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2003, which is available without charge by contacting Great-West Life & Annuity Insurance Company ("GWL&A") at the above address or at the above telephone number.

                                   May 1, 2003


                                TABLE OF CONTENTS

                                                                        Page


CUSTODIAN AND INDEPENDENT AUDITORS.......................................B-3
UNDERWRITER..............................................................B-3
CALCULATION OF PERFORMANCE DATA..........................................B-3
FINANCIAL STATEMENTS.....................................................B-6




                       CUSTODIAN AND INDEPENDENT AUDITORS

        A.     Custodian

        The assets of Maxim Series Account (the "Series Account") are held by GWL&A. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company ("Great-West") in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of GWL&A.

        B.     Independent Auditors

        The accounting firm of Deloitte & Touche LLP performs certain accounting and auditing services for GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.


        The consolidated balance sheets of Great-West Life & Annuity Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, as well as the financial statements of the Series Account as of December 31, 2002 and for the years ended December 31, 2002 and 2001, which are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their reports appearing herein and are included in reliance upon such reports given upon such firm as experts in accounting and auditing.


                                   UNDERWRITER

        The offering of the Contracts is made on a continuous basis by BenefitsCorp Equities, Inc. ("BCE"), a wholly owned subsidiary of GWL&A. Prior to 1996, the Contracts were offered through Great-West an affiliate of GWL&A. BCE received commissions paid by GWL&A in the amount of $0.00 for 2002, $0.00 for 2001, and $679.98 for 2000.

                           CALCULATION OF PERFORMANCE
                          ---------------------------

                                      DATA

A. Yield and Effective Yield Quotations for the Money Market Investment Division


        The yield quotation for the Money Market Investment Division set forth in the Prospectus is for the seven-day period ended December 31, 2002 and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Investment Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

        The effective yield quotation for the Money Market Investment Division set forth in the Prospectus is for the seven-day period ended December 31, 2002 and is carried to the nearest hundredth of one percent, computed by determining the net change, exclusive of capital changes and income other than investment income,, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Investment Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:


              EFFECTIVE YIELD = [(BASE PERIOD RETURN +1) 365/7]-1.


        For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all Owner accounts in proportion to the length of the base period, and for any fees that vary with the size of the account, the account size is assumed to be the Money Market Investment Division's mean account size. The specific percentage applicable to a particular withdrawal or annuitization would depend on a number of factors including the length of time the Contract Owner has participated under the Contracts. (See "Administrative Charges, Risk Charges and Premium Taxes" in the prospectus.) No deductions or sales loads assessed upon annuitization or withdrawal under the Contracts are reflected in the calculation of yield or effective yield. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Money Market Investment Division underlying the Eligible Fund are excluded from the calculation of yield.


B. Total Return Quotations for All Investment Divisions (Other than Money
Market)


        The total return quotations set forth in the Prospectus are average annual total return quotations for the one, five and ten year periods (or since inception of the Investment Division) ended December 31, 2002. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

        Where:        P =           a hypothetical initial payment of $1,000

                      T =           average annual total return

                      n =           number of years

                      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period


For purposes of the total return quotations, the calculations take into effect all fees that are charged to the Contract Value, and for any fees that vary with the size of the account, the account size is assumed to be the respective Investment Divisions' mean account size. The calculations also assume a complete redemption as of the end of the particular period and deduction of all nonrecurring charges.

In addition to standardized performance, "non-standardized performance" data is also provided. Unlike standardized performance, non-standardized performance reflects average annual total return for periods prior to the inception of the Investment Division. This is possible in cases where the underlying Eligible Fund in which the Investment Division invests was created before the Investment Division's inception date. Consequently, the underlying Eligible Fund established a performance track record even before the Investment Division was created. In the case of an Investment Division that was recently created, there will be no standardized performance to show because the Investment Division will have been in existence for less than one full year. In these cases, only non-standardized performance is provided if the underlying Eligible Fund in which such an Investment Division invests was in existence prior to the Investment Division's inception date. Both standardized performance and non-standardized performance utilize the same calculation method which reflects deductions for the highest level of recurring charges under the Contract. However, non-standardized performance may be shown with and without the effect of any Surrender Charges imposed upon a total withdrawal of your interest in the Contract.


                              FINANCIAL STATEMENTS

        The consolidated financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account.


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
               (A wholly-owned subsidiary of GWL&A Financial Inc.)

              Consolidated Financial Statements for the Years Ended
                      December 31, 2002, 2001, and 2000 and
                          Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Denver, Colorado
January 27, 2003

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001

====================================================================================================================================
(Dollars in Thousands)

                                                                             2002                      2001
                                                                    -----------------------    ----------------------
ASSETS

INVESTMENTS:
  Fixed maturities, available-for-sale, at fair value
  (amortized cost $9,910,662 and $9,904,453)                      $          10,371,152     $           10,116,175
  Common stock, at fair value (cost $102,862 and
    $74,107 )                                                                    90,188                     73,344
  Mortgage loans on real estate (net of allowances
    of $55,654 and $57,654)                                                     417,412                    613,453
  Real estate                                                                     3,735                     11,838
  Policy loans                                                                2,964,030                  3,000,441
  Short-term investments, available-for-sale (cost
    $709,592 and $427,398)                                                      709,804                    424,730
                                                                    -----------------------    ----------------------

      Total Investments                                                      14,556,321                 14,239,981

OTHER ASSETS:
  Cash                                                                          154,600                    213,731
  Reinsurance receivable
    Related party                                                                 3,104                      3,678
    Other                                                                       238,049                    278,674
  Deferred policy acquisition costs                                             267,846                    275,570
  Investment income due and accrued                                             133,166                    130,775
  Amounts receivable related to uninsured accident
    and health plan claims (net of allowances of
    $42,144 and $53,431)                                                         86,228                    132,988
  Premiums in course of collection (net of
     allowances of $12,011 and $22,217)                                          54,494                     99,811
  Deferred income taxes                                                          69,016                    112,912
  Other assets                                                                  754,869                    745,617
SEPARATE ACCOUNT ASSETS                                                      11,338,376                 12,584,661
                                                                    -----------------------    ----------------------








TOTAL ASSETS                                                      $          27,656,069     $           28,818,398
                                                                    =======================    ======================

                                                                                                    (Continued)









====================================================================================================================================

                                                                                      2002                2001
                                                                                -----------------   -----------------
LIABILITIES AND STOCKHOLDER'S EQUITY

POLICY BENEFIT LIABILITIES:
    Policy reserves
      Related party                                                          $         518,587    $        532,374
      Other                                                                         11,732,627          11,679,122
    Policy and contract claims                                                         378,995             401,389
    Policyholders' funds                                                               299,730             242,916
    Provision for policyholders' dividends                                              76,983              74,740
    Undistributed earnings on participating business                                   170,456             163,086
GENERAL LIABILITIES:
    Due to GWL                                                                          33,841              41,874
    Due to GWL&A Financial                                                             171,416             214,831
    Repurchase agreements                                                              323,200             250,889
    Commercial paper                                                                    96,645              97,046
    Other liabilities                                                                  850,757           1,064,996
SEPARATE ACCOUNT LIABILITIES                                                        11,338,376          12,584,661
                                                                                -----------------   -----------------
      Total Liabilities                                                             25,991,613          27,347,924
                                                                                -----------------   -----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
    Preferred stock, $1 par value, 50,000,000 shares authorized, 0 shares issued and outstanding Common stock, $1 par value; 50,000,000 shares
      authorized; 7,032,000 shares issued and outstanding                                7,032               7,032
    Additional paid-in capital                                                         719,709             712,801
    Accumulated other comprehensive income                                             150,616              76,507
    Retained earnings                                                                  787,099             674,134
                                                                                -----------------   -----------------
      Total Stockholder's Equity                                                     1,664,456           1,470,474
                                                                                -----------------   -----------------








TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                   $      27,656,069    $     28,818,398
                                                                                =================   =================

See notes to consolidated financial statements.                                                       (Concluded)




GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000
====================================================================================================================================
(Dollars in Thousands)

                                                                   2002                2001               2000
                                                              ----------------   -----------------  -----------------
REVENUES:
  Premiums
    Related party                                          $         16,715   $         18,144    $        20,853
    Other (net of premiums ceded totaling
      $83,789, $82,028, and $115,404)                             1,103,380          1,185,495          1,311,713
  Fee income                                                        883,562            947,255            871,627
  Net investment income (expense)
    Related party                                                   (14,818)           (14,546)           (14,517)
    Other                                                           934,183            949,302            939,550
  Net realized gains on investments                                  41,626             46,825             28,283
                                                              ----------------   -----------------  -----------------
                                                              ----------------   -----------------  -----------------
                                                                  2,964,648          3,132,475          3,157,509
BENEFITS AND EXPENSES:
  Life and other policy benefits (net of
    reinsurance recoveries totaling $50,974,
    $40,144, and $62,803)                                           936,215          1,029,495          1,122,560
  Increase in reserves                                               71,348             58,433             53,550
  Interest paid or credited to contractholders                      498,549            530,027            490,131
  Provision for policyholders' share of earnings
    on participating business                                         7,790              2,182              5,188
  Dividends to policyholders                                         78,851             76,460             74,443
                                                              ----------------   -----------------  -----------------
                                                              ----------------   -----------------  -----------------
                                                                  1,592,753          1,696,597          1,745,872

  Commissions                                                       185,450            197,099            204,444
  Operating expenses (income):
    Related party                                                      (861)            (1,043)              (704)
    Other                                                           742,840            788,153            769,477
  Premium taxes                                                      30,714             36,911             45,286
  Special charges                                                                      127,040
                                                              ----------------   -----------------  -----------------
                                                              ----------------   -----------------  -----------------
                                                                  2,550,896          2,844,757          2,764,375

INCOME BEFORE INCOME TAXES                                          413,752            287,718            393,134
PROVISION FOR INCOME TAXES:
  Current                                                           126,222            136,965            108,509
  Deferred                                                            3,993            (41,993)            25,531
                                                              ----------------   -----------------  -----------------
                                                              ----------------   -----------------  -----------------
                                                                    130,215             94,972            134,040
                                                              ----------------   -----------------  -----------------
NET INCOME                                                 $        283,537   $        192,746    $       259,094
                                                              ================   =================  =================



See notes to consolidated financial statements.



GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000
===================================================================================================================
(Dollars in Thousands)

                                                                                                         Accumulated Other
                                                                                                           Comprehensive
                                                                                                     Income (Loss)
                                                                                        -----------------------------------------
                                                                        Additional         Unrealized               Minimum
                                       Preferred         Common           Paid-in        Gains (Losses)        Pension Liability
                                         Stock            Stock           Capital         on Securities           Adjustment
                                      ------------    --------------    ------------    ------------------     ------------------
BALANCES, JANUARY 1, 2000          $             0 $       7,032     $       700,316 $          (84,861)   $                 0
   Net income
   Other comprehensive income                                                                   118,533

Total comprehensive income

Dividends
Capital contributions -
  Parent stock options                                                        15,052
Income tax benefit on stock
  compensation                                                                 2,336
                                      ------------    --------------    ------------    ------------------     ------------------
BALANCES, DECEMBER 31, 2000                      0         7,032             717,704             33,672                      0
                                      ------------    --------------    ------------    ------------------     ------------------
   Net income
   Other comprehensive income                                                                    42,835

Total comprehensive income

Dividends
Capital contributions adjustment -
  Parent stock options                                                       (12,098)
Income tax benefit on stock
   compensation                                                                7,195
                                      ------------    --------------    ------------    ------------------     ------------------
BALANCES, DECEMBER 31, 2001                      0         7,032             712,801             76,507                      0
                                      ------------    --------------    ------------    ------------------     ------------------
   Net income
   Other comprehensive income                                                                    86,993                (12,884)

Total comprehensive income

Dividends
Income tax benefit on stock
   compensation                                                                6,908
                                      ------------    --------------    ------------    ------------------     ------------------
BALANCES, DECEMBER 31, 2002        $             0 $       7,032     $       719,709 $          163,500    $           (12,884)
                                      ============    ==============    ============    ==================     ==================






                                              Retained
                                              Earnings           Total
                                            --------------    -------------
BALANCES, JANUARY 1, 2000                $     544,076     $     1,166,563
   Net income                                  259,094             259,094
   Other comprehensive income                                      118,533
                                                              -------------
Total comprehensive income                                         377,627
                                                              -------------
Dividends                                     (134,149)           (134,149)
Capital contributions -
  Parent stock options                                              15,052
Income tax benefit on stock
  compensation                                                       2,336
                                            --------------    -------------
BALANCES, DECEMBER 31, 2000                    669,021           1,427,429
                                            --------------    -------------
   Net income                                  192,746             192,746
   Other comprehensive income                                       42,835
                                                              -------------
Total comprehensive income                                         235,581
                                                              -------------
Dividends                                     (187,633)           (187,633)
Capital contributions adjustment -
  Parent stock options                                             (12,098)
Income tax benefit on stock
   compensation                                                      7,195
                                            --------------    -------------
BALANCES, DECEMBER 31, 2001                    674,134           1,470,474
                                            --------------    -------------
   Net income                                  283,537             283,537
   Other comprehensive income                                       74,109
                                                              -------------
Total comprehensive income                                         357,646
                                                              -------------
Dividends                                     (170,572)           (170,572)
Income tax benefit on stock
   compensation                                                      6,908
                                            --------------    -------------
BALANCES, DECEMBER 31, 2002              $     787,099     $     1,664,456
                                            ==============    =============



See notes to consolidated financial statements.







GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000
====================================================================================================================================
(Dollars in Thousands)

                                                                    2002               2001               2000
                                                              -----------------  -----------------  -----------------
OPERATING ACTIVITIES:
  Net income                                               $        283,537    $       192,746    $       259,094
  Adjustments to reconcile net income to net
    Cash provided by operating activities:
      Earnings allocated to participating
        Policyholders                                                 7,790              2,182              5,188
      Amortization of investments                                   (76,002)           (82,955)           (62,428)
      Net realized gains on investments                             (41,626)           (46,825)           (28,283)
      Depreciation and amortization (including
        Goodwill impairment in 2001)                                 37,639             62,101             41,693
      Deferred income taxes                                           3,993            (41,993)            25,531
      Stock compensation (adjustment)                                                  (12,098)            15,052
  Changes in assets and liabilities, net of Effects from acquisitions:
      Policy benefit liabilities                                    622,854            334,025            310,511
      Reinsurance receivable                                         41,199            (48,384)           (35,368)
      Receivables                                                    89,686            153,350           (128,382)
      Bank overdrafts                                               (41,901)           (29,121)           102,073
      Other, net                                                   (159,562)           157,228           (119,359)
                                                              -----------------  -----------------  -----------------
        Net cash provided by operating activities                   767,607            640,256            385,322
                                                              -----------------  -----------------  -----------------


















                                                                                                    (Continued)





GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000
(Dollars in Thousands)
====================================================================================================================================

                                                                    2002               2001               2000
                                                              -----------------  -----------------  -----------------

INVESTING ACTIVITIES:
  Proceeds from sales, maturities, and
    redemptions of investments:
    Fixed maturities
         Held-to-maturity
           Sales                                                                                            8,571
           Maturities and redemptions                                                                     323,728
         Available-for-sale
           Sales                                                  5,729,919          5,201,692          1,460,672
           Maturities and redemptions                             1,456,176          1,244,547            887,420
    Mortgage loans                                                  210,224            224,810            139,671
    Real estate                                                       3,570                                 8,910
    Common stock                                                      2,798             38,331             61,889
  Purchases of investments:
    Fixed maturities
         Held-to-maturity                                                                                (100,524)
         Available-for-sale                                      (7,369,364)        (6,878,213)        (2,866,228)
    Mortgage loans                                                                                         (4,208)
    Real estate                                                      (2,768)            (3,124)           (20,570)
    Common stock                                                    (29,690)           (27,777)           (52,972)
    Corporate owned life insurance                                                    (100,000)
    Other, net                                                      (77,769)            95,808           (100,935)
    Acquisitions, net of cash acquired                                                                     82,214
                                                              -----------------  -----------------  -----------------

          Net cash used in investing activities            $        (76,904)   $      (203,926)   $      (172,362)
                                                              =================  =================  =================






                                                                                                    (Continued)




GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000,
====================================================================================================================================
(Dollars in Thousands)

                                                                   2002               2001                2000
                                                             -----------------   ----------------   -----------------
FINANCING ACTIVITIES:
  Contract withdrawals, net of deposits                   $       (599,724)   $       (483,285)  $       (220,167)
  Due to GWL                                                        (8,033)             (1,207)             7,102
  Due to GWL&A Financial                                           (43,415)             45,245              3,665
  Dividends paid                                                  (170,572)           (187,633)          (134,149)
  Net commercial paper borrowings
    (repayments)                                                      (401)               (585)            97,631
  Net repurchase agreements borrowings
     (repayments)                                                   72,311             250,889            (80,579)
                                                             -----------------   ----------------   -----------------
      Net cash used in financing activities                       (749,834)           (376,576)          (326,497)
                                                             -----------------   ----------------   -----------------

NET (DECREASE) INCREASE IN CASH                                    (59,131)             59,754           (113,537)

CASH, BEGINNING OF YEAR                                            213,731             153,977            267,514
                                                             -----------------   ----------------   -----------------

CASH, END OF YEAR                                         $        154,600    $        213,731   $        153,977
                                                             =================   ================   =================

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid during the year for:
    Income taxes                                          $        164,863    $         59,895   $         78,510
    Interest                                                        16,697              17,529             21,060

Non-cash financing activity:
  Effect on capital - Parent stock options                                             (12,098)            15,052





See notes to consolidated financial statements.                                                       (Concluded)


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000
================================================================================
(Amounts in Thousands, except Share Amounts)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       Organization - Great-West Life & Annuity Insurance Company (the Company) is a wholly-owned subsidiary of GWL&A Financial Inc. (GWL&A Financial), a holding company formed in 1998. The Company offers a wide range of life insurance, health insurance, and retirement and investment products to individuals, businesses, and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

       On December 31, 2000, the Company and certain affiliated companies completed a corporate reorganization. Prior to December 31, 2000, GWL&A Financial was an indirect wholly-owned subsidiary of The Great-West Life Assurance Company (GWL). Under the new structure, GWL&A Financial and GWL each continue to be indirectly and directly, respectively, owned by Great-West Lifeco Inc., a Canadian holding company (the Parent or LifeCo), but GWL no longer holds an equity interest in the Company or GWL&A Financial.

       Basis of Presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses, deferred policy acquisition costs, and valuation of privately placed fixed maturities. Actual results could differ from those estimates. The consolidated financial statements include the accounts of the Company and its subsidiaries. All material inter-company transactions and balances have been eliminated in consolidation.

       Certain reclassifications have been made to the 2001 and 2000 financial statements and related footnotes to conform to the 2002 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

       Investments - Investments are reported as follows:

        1. Management has classified its fixed maturities as available for sale and carries them at fair value with the net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity.

              Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains/(losses) on investments.

       2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any allowances for uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

              The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgement is based on past loss experience, current and projected economic conditions, and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

       3. Real estate is carried at cost. The carrying value of real estate is subject to periodic evaluation of recoverability.

       4. Investments in common stock are carried at fair value with net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity.

       5.     Policy loans are carried at their unpaid balances.

       6. Short-term investments include securities purchased with initial maturities of one year or less and are carried at fair value. The Company considers short-term investments to be available-for-sale.

       7. Gains and losses realized on disposal of investments are determined on a specific identification basis.

       Cash - Cash includes only amounts in demand deposit accounts.

       Internal Use Software - Capitalized internal use software development costs of $55,363 and $44,914 are included in other assets at December 31, 2002, and 2001, respectively. The Company capitalized, net of depreciation, $10,448, $6,896 and $17,309 of internal use software development costs for the years ended December 31, 2002, 2001 and 2000, respectively.

       Deferred Policy Acquisition Costs - Policy acquisition costs, which primarily consist of sales commissions and costs associated with the Company's group sales representatives related to the production of new business, have been deferred to the extent recoverable. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $38,707, $44,096, and $36,834 in 2002, 2001, and 2000, respectively.

       Separate Accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. and Orchard Series Fund, open-end management investment companies which are affiliates of the Company, shares of other non-affiliated mutual funds, and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees, and mortality and expense risk charges.

       Life Insurance and Annuity Reserves - Life insurance and annuity policy reserves with life contingencies of $8,029,337 and $7,941,905 at December 31, 2002 and 2001, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $4,152,594 and $4,188,553 at December 31, 2002 and 2001, respectively, are established at the contractholder's account value.

       Reinsurance - Policy reserves ceded to other insurance companies are carried as a reinsurance receivable on the balance sheet. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies (see Note 5).

       Policy and Contract Claims - Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.

       Participating Fund Account - Participating life and annuity policy reserves are $4,947,081 and $4,844,214 at December 31, 2002 and 2001,
       respectively. Participating business approximates 24.8%, 25.8%, and 28.6% of the Company's ordinary life insurance in force and 80.2%, 85.4%, and 85.2% of ordinary life insurance premium income for the years ended December 31, 2002, 2001, and 2000, respectively.

       The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Earnings allocable to participating policyholders are consistent with established Company practice.

       The Company has established a Participating Policyholder Experience Account (PPEA) for the benefit of all participating policyholders of which is included in the accompanying consolidated balance sheets. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

       The Company has also established a Participation Fund Account (PFA) for the benefit of the participating policyholders previously transferred to the Company from GWL under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue solely for the benefit of the transferred participating policyholders.

       Repurchase Agreements and Securities Lending - The Company enters into repurchase agreements with third-party broker/dealers in which the Company sells securities and agrees to repurchase substantially similar securities at a specified date and price. Such agreements are accounted for as collateralized borrowings. Interest expense on repurchase agreements is recorded at the coupon interest rate on the underlying securities. The repurchase fee is amortized over the term of the related agreement and recognized as an adjustment to net investment income.

       The Company receives collateral for lending securities that are held as part of its investment portfolio. The company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company's securitized lending transactions are accounted for as collateralized borrowings.

       Derivatives - The Company makes limited use of derivative financial instruments to manage interest rate, market, and foreign exchange risk associated with invested assets. Derivatives are not used for speculative purposes. The Company controls the credit risk of its financial contracts through credit approvals, limits, and monitoring procedures. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance on derivative financial instruments have occurred or are expected to occur. Derivative instruments typically used consist of interest rate swap agreements, credit default swaps, interest rate floors and caps, foreign currency exchange contracts, options, and interest rate futures.

       Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate or vice versa, to convert from a fixed rate to a floating rate. Credit default swaps may be used in conjunction with another purchased security to reproduce the investment characteristics of a cash investment in the same credit. Interest rate floors and caps are interest rate protection instruments that require the payment by a counter-party to the Company of an interest rate differential only if interest rates fall or rise to certain levels. The differential represents the difference between current interest rates and an agreed upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Written call options are used in conjunction with interest rate swap agreements to effectively convert convertible, fixed rate bonds to non-convertible variable rate bonds as part of the Company's overall asset/liability matching program. Purchased put options are used to protect against significant drops in equity markets. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate fixed maturity investments.

       The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions (RSAT's), are a combination of a derivative and a cash security to synthetically create a third replicated security. As of December 31, 2002, the Company has one such security that has been created through the combination of a credit default swap and U.S. Government Agency security. These derivatives do not qualify as hedges and therefore, changes in fair value are recorded in earnings.

       Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended by FASB Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." The adoption of SFAS 133 resulted in an approximate $1,000 after-tax increase to accumulated comprehensive income, which has been included in the 2001 change in other comprehensive income in the Statement of Stockholder's Equity.

       The Statements require all derivatives, whether designated in hedging relationships or not, to be recorded on the balance sheet at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statement when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges and changes in fair value of derivatives not qualifying for hedge accounting are recognized in earnings.

       The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e, the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in earnings.

       Hedge ineffectiveness of $177 and $907, determined in accordance with SFAS No. 133, was recorded as a decrease to net investment income for the years ended December 31, 2002 and 2001, respectively.

       Derivative gains and losses included in accumulated other comprehensive income (OCI) are reclassified into earnings at the time interest income is recognized or interest receipts are received on bonds. Derivative gains of $563 and $469 were reclassified to net investment income in 2002 and 2001, respectively. The Company estimates that $837 of net derivative gains included in OCI will be reclassified into net investment income within the next twelve months.

       Revenue Recognition - In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements (SAB No. 101)," which provides guidance with respect to revenue recognition issues and disclosures. As amended by SAB No. 101B, "Second Amendment: Revenue Recognition in Financial Statements," the Company implemented the provisions of SAB No. 101 during the fourth quarter of 2000. The adoption of SAB No. 101 did not affect the Company's revenue recognition practices.

       Recognition of Premium and Fee Income and Benefits and Expenses - Life insurance premiums are recognized when due. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for future policy benefit reserves. The average crediting rate on annuity products was approximately 5.9%, 6.1%, and 6.2% in 2002, 2001, and 2000.

       Income Taxes - Income taxes are recorded using the asset and liability approach, which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

       Stock Options - The Company applies the intrinsic value measurement approach under APB Opinion No. 25, "Accounting for Stock Issued to Employees", to stock-based compensation awards to employees, as interpreted by AIN-APB 25 as it relates to accounting for stock options granted by the Parent to Company employees (see Note 14).

       Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - FASB has issued Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - A replacement of FASB Statement No. 125" (SFAS No. 140), which revises the standards for accounting for securitizations and other transfers of financial assets and collateral, and requires certain disclosures. SFAS 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. Certain disclosure requirements under SFAS No. 140 were effective December 15, 2000, and these requirements have been incorporated in the Company's financial statements. The adoption of SFAS No. 140 did not have a significant effect on the financial position or results of operations of the Company.

       Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets - Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets" (EITF 99-20). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial position or results of operations.

       Business Combinations - On June 29, 2001 Statement of Financial Accounting Standards (SFAS) FAS No.141, "Business Combinations" (SFAS No.
       141) was approved by the FASB. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. The Company implemented SFAS No. 141 on July 1, 2001. Adoption of the Statement did not have a material impact on the Company's financial position or results of operations.

       Goodwill and Other Intangible Assets - On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142) was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and certain other intangibles from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, ceased upon adoption of this statement. The Company implemented SFAS No. 142 on January 1, 2002. Adoption of this Statement did not have a material impact on the Company's financial position or results of operations.

       Selected Loan Loss Allowance Methodology - In July 2001, the SEC released Staff Accounting Bulletin No. 102, "Selected Loan Loss Allowance Methodology and Documentation Issues" (SAB 102). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. Adoption of SAB 102 by the Company did not have a material impact on the Company's financial position or results of operations.

       Long Lived Assets - In August 2001, the FASB issued SFAS No.144 "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No.144). SFAS No.144 supercedes current accounting guidance relating to impairment of long-lived assets and provides a single accounting methodology for long-lived assets to be disposed of, and also supercedes existing guidance with respect to reporting the effects of the disposal of a business. SFAS No.144 was adopted January 1, 2002 without a material impact on the Company's financial position or results of operations.

       Technical Corrections - April 2002, the FASB issued Statement No. 145 "Rescission of FASB No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). FASB No. 4 required all gains or losses from extinguishment of debt to be classified as extraordinary items net of income taxes. SFAS No. 145 requires that gains and losses from extinguishment of debt be evaluated under the provision of Accounting Principles Board Opinion No. 30, and be classified as ordinary items unless they are unusual or infrequent or meet the specific criteria for treatment as an extraordinary item. This statement is effective January 1, 2003. The Company does not expect this statement to have a material effect on the Company's financial position or results of operations.

       Costs Associated With Exit or Disposal Activities - In July 2002, the FASB issued Statement No. 146 "Accounting for Costs Associated With Exit or Disposal Activities" (SFAS No. 146). This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This statement requires recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred, as opposed to when the entity commits to an exit plan under EITF 94-3. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect this statement to have a material impact on the Company's financial position or results of operations.

2.     ACQUISITIONS AND SPECIAL CHARGES

       Effective January 1, 2000, the Company co-insured the majority of General American Life Insurance Company's (General American) group life and health insurance business, which primarily consists of administrative services only and stop loss policies. The agreement converted to an assumption reinsurance agreement January 1, 2001. The Company assumed approximately $150,000 of policy reserves and miscellaneous liabilities in exchange for $150,000 of cash and miscellaneous assets from General American.

       On October 6, 1999, the Company entered into a purchase and sale agreement with Allmerica Financial Corporation (Allmerica) to acquire via assumption reinsurance Allmerica's group life and health insurance business on March 1, 2000. This business primarily consists of administrative services only, and stop loss policies. The in-force business was immediately co-insured back to Allmerica and then underwritten and retained by the Company upon each policy renewal date. The effect of this transaction was not material to the Company's results of operations or financial position.

       Alta Health & Life Insurance Company (Alta) was acquired by the Company on July 8, 1998. During 1999 and 2000 the Alta business continued to be run as a free-standing unit but was converted to the Company's system and accounting processes. This conversion program resulted in significant issues related to pricing, underwriting, and administration of the business. The Company has decided to discontinue writing new Alta business and all Alta customers will be moved to the Company's contracts over time. All Alta sales and administration staff have become employees of the Company and the underwriting functions are being conducted by the underwriting staff of the Company. In the second quarter of 2001, the Company recorded a $127 million special charge ($80.9 million, net of tax), related to its decision to cease marketing the Alta products. The principal components of the charge include $46 million from premium deficiency reserves, $29 million from premium receivables, $28 million from uninsured accident and health plan claim receivables and $24 million from goodwill and other.

3.     RELATED-PARTY TRANSACTIONS

       The Company performs administrative services for the U.S. operations of GWL and, beginning in 2002, performs investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following represents revenue from related parties for services provided pursuant to these service agreements. The amounts recorded are based upon management's best estimate of actual costs incurred and resources expended based upon number of policies, certificates in force and/or administered assets.

                                                                             Years Ended December 31,
                                                                ----------------------------------------------------
                                                                     2002              2001               2000
                                                                ---------------   ---------------    ---------------

      Investment management revenue                          $          892     $         186     $          120
      Administrative and underwriting revenue                           860             1,043                704

       At December 31, 2002 and 2001, due to GWL includes $8,503 and $16,536 due on demand and $25,338 and $25,338 of notes payable which bear interest and mature on October 1, 2006. These notes may be prepaid in whole or in part at any time without penalty; the issuer may not demand payment before the maturity date. The amounts due on demand to GWL bear interest at the public bond rate (4.75% and 6.0% at December 31, 2002 and 2001, respectively) while the note payable bears interest at 5.4%.

       At December 31, 2002 and 2001, due to GWL&A Financial includes $(3,619) and $39,796 due on demand and $175,035 and $175,035 of subordinated notes payable. The notes, which were issued in 1999 and used for general corporate purposes, bear interest and mature on June 30, 2048. Payments of principal and interest under this subordinated note shall be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Payments of principal and interest on this subordinated note are payable only out of surplus funds of the Company and only at such time as the financial condition of the Company is such that at the time of payment of principal or interest, its statutory surplus after the making of any such payment would exceed the greater of $1,500 or 1.25 times the company action level amount as required by the most recent risk based capital calculations. The amounts due on demand to GWL&A Financial bear interest at the public bond rate (4.75% and 6.0% at December 31, 2002 and 2001, respectively) while the note payable bears interest at 7.25%.

       Interest expense attributable to these related party obligations was $14,976, $14,732, and $14,637 for the years ended December 31, 2002,
       2001, and 2000, respectively.

4.    ALLOWANCES ON POLICYHOLDER RECEIVABLES

       Amounts receivable for accident and health plan claims and premiums in the course of collection are generally uncollateralized. Such receivables are from policyholders dispersed throughout the United States and throughout many industry groups.

       The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its amounts receivable related to uninsured accident and health plan claims and premiums in course of collection. Management's judgement is based on past loss experience and current and projected economic conditions.

       Activity in the allowance for amounts receivable related to uninsured accident and health plan claims is as follows:

                                                                     2002               2001               2000
                                                                 --------------    ---------------    ---------------

      Balance, beginning of year                              $        53,431   $        34,700    $        31,200
      Amounts acquired by reinsurance                                   6,207
      Provisions charged (reversed) to operations                      (7,544)           50,500              7,700
      Amounts written off - net                                        (9,950)          (31,769)            (4,200)
                                                                 --------------    ---------------    ---------------
      Balance, end of year                                    $        42,144   $        53,431    $        34,700
                                                                 ==============    ===============    ===============

       Activity in the allowance for premiums in course of collection is as follows:

                                                                     2002               2001               2000
                                                                 --------------    ---------------    ---------------

      Balance, beginning of year                              $        22,217   $        18,700    $        13,900
      Amounts acquired by reinsurance                                   1,600
      Provisions charged (reversed) to operations                      (5,729)           29,642             14,500
      Amounts written off - net                                        (6,077)          (26,125)            (9,700)
                                                                 --------------    ---------------    ---------------
      Balance, end of year                                    $        12,011   $        22,217    $        18,700
                                                                 ==============    ===============    ===============


5.     REINSURANCE

       In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum of $1.5 million of coverage per individual life.

       Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2002 and 2001, the reinsurance receivable had a carrying value of $241,153 and $282,352, respectively.

       The following schedule details life insurance in force and life and accident/health premiums:


                                                                                                         Percentage
                                                                                                         of Amount
                                                    Reinsurance       Reinsurance                         Assumed
                                    Direct             Ceded            Assumed            Net             to Net
                                ---------------   ----------------  ----------------  ---------------   -------------
      December 31, 2002:
        Life insurance in force:
          Individual         $     43,324,059  $     12,786,783   $     7,280,731        37,818,007        19.3%
          Group                    51,385,610                           7,186,698        58,572,308        12.3%
                                ---------------   ----------------  ----------------  ----------------
            Total            $     94,709,669  $     12,786,783   $    14,467,429   $    96,390,315
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance     $        312,388  $         40,582   $        41,245   $       313,051        13.2%
          Accident/health             728,972            43,047           128,820           814,745        15.8%
                                ---------------   ----------------  ----------------  ----------------
            Total            $      1,041,360  $         83,629   $       170,065   $     1,127,796
                                ===============   ================  ================  ================

      December 31, 2001:
        Life insurance in force:
          Individual         $     43,370,006  $      8,330,282   $     7,399,250   $    42,438,974        17.4%
          Group                    56,650,090                           9,888,796        66,538,886        14.9%
                                ---------------   ----------------  ----------------  ----------------
            Total            $    100,020,096  $      8,330,282   $    17,288,046   $   108,977,860
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance     $        384,688  $         32,820   $        37,442   $       389,310         9.6%
          Accident/health             830,970            49,001            42,750           824,719         5.2%
                                ---------------   ----------------  ----------------  ----------------
            Total            $      1,215,658  $         81,821   $        80,192   $     1,214,029
                                ===============   ================  ================  ================

      December 31, 2000:
        Life insurance in force:
          Individual         $     39,067,268  $      5,727,745   $     7,563,302   $    40,902,825        18.5%
          Group                    75,700,120                          20,610,896        96,311,016        21.4%
                                ---------------   ----------------  ----------------  ----------------
            Total            $    114,767,388  $      5,727,745   $    28,174,198   $   137,213,841
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance     $        349,097  $         35,448   $        88,994   $       402,643        22.1%
          Accident/health             827,044            79,705           175,294           922,633        19.0%
                                ---------------   ----------------  ----------------  ----------------
            Total            $      1,176,141  $        115,153   $       264,288   $     1,325,276
                                ===============   ================  ================  ================


6.     NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

       Net investment income is summarized as follows:

                                                                             Years Ended December 31,
                                                                ----------------------------------------------------
                                                                     2002              2001               2000
                                                                ---------------   ---------------    ---------------
      Investment income:
        Fixed maturities and short-term
          Investments                                        $       673,825    $      693,573    $       675,200
        Common stock                                                   3,272             4,882              1,584
        Mortgage loans on real estate                                 48,625            69,237             80,775
        Real estate                                                    2,815             1,113              1,863
        Policy loans                                                 209,608           200,533            191,320
        Other                                                          5,236             3,766                120
                                                                ---------------   ---------------    ---------------
                                                                     943,381           973,104            950,862
      Investment expenses, including interest on
        amounts charged by the related parties
        of $14,976, $14,732, and $14,637                              24,016            38,348             25,829
                                                                ---------------   ---------------    ---------------
      Net investment income                                  $       919,365    $      934,756            925,033
                                                                ===============   ===============    ===============

       Net realized gains (losses) on investments are as follows:
                                                                             Years Ended December 31,
                                                                ----------------------------------------------------
                                                                     2002              2001               2000
                                                                ---------------   ---------------    ---------------
      Realized gains (losses):
        Fixed maturities                                     $        33,455    $       32,116    $       (16,752)
        Common stock                                                   1,639            13,052             33,411
        Mortgage loans on real estate                                  1,493             1,657              2,207
        Real estate                                                                                           490
        Provisions                                                     5,039                                8,927
                                                                ---------------   ---------------    ---------------
      Net realized gains on investments                      $        41,626    $       46,825    $        28,283
                                                                ===============   ===============    ===============

7.     SUMMARY OF INVESTMENTS

       Fixed maturities owned at December 31, 2002 are summarized as follows:

                                                          Gross           Gross         Estimated
                                        Amortized      Unrealized      Unrealized         Fair          Carrying
                                          Cost            Gains          Losses           Value           Value
      -----------------------------    ------------    ------------    ------------    ------------    ------------
      U.S. Government CMO           $   1,304,614   $     43,929    $               $   1,348,543   $    1,348,543
      U.S. Government ABS                 491,183         16,310            1,785         505,708          505,708
      U.S. Government MBS                 385,764          5,957              149         391,572          391,572
      U.S. Government Other               445,281         19,589                4         464,866          464,866
      Credit tenant loans                 104,648         11,081                          115,729          115,729
      State and municipalities          1,019,049        100,256              194       1,119,111        1,119,111
      Foreign government                   42,182          1,038               61          43,159           43,159
      Corporate bonds                   2,771,977        182,787           53,534       2,901,230        2,901,230
      Mortgage-backed
        securities - CMO                   96,776         16,170               18         112,928          112,928
      Public utilities                    698,365         44,334           11,369         731,330          731,330
      Asset-backed securities           2,138,025         86,261           27,089       2,197,197        2,197,197
      Derivatives                          (3,422)        15,343                           11,921           11,921
      Collateralized mortgage
        obligation                        416,220         11,638                          427,858          427,858
                                       ------------    ------------    ------------    ------------    ------------
                                    $   9,910,662   $    554,693    $      94,203   $  10,371,152   $   10,371,152
                                       ============    ============    ============    ============    ============





       Fixed maturities owned at December 31, 2001 are summarized as follows:

                                                          Gross           Gross         Estimated
                                        Amortized      Unrealized      Unrealized         Fair          Carrying
                                          Cost            Gains          Losses           Value           Value
      -----------------------------    ------------    ------------    ------------    ------------    ------------
      U.S. Government CMO           $   1,182,723   $     18,025    $       5,767   $   1,194,981   $    1,194,981
      U.S. Government ABS                 463,028         11,422            1,153         473,297          473,297
      U.S. Government MBS                 345,979          2,537            2,840         345,676          345,676
      U.S. Government Other               559,932          8,878            1,810         567,000          567,000
      State and municipalities            935,758         35,462            3,955         967,265          967,265
      Foreign government                   26,466          1,824                           28,290           28,290
      Corporate bonds                   2,943,635        114,871           71,504       2,987,002        2,987,002
      Mortgage-backed
        securities - CMO                   97,136          7,020                          104,156          104,156
      Public utilities                    647,754         22,823            5,997         664,580          664,580
      Asset-backed securities           2,265,033         64,765           11,336       2,318,462        2,318,462
      Derivatives                           1,935         18,682                           20,617           20,617
      Collateralized mortgage
        obligation                        435,074          9,900              125         444,849          444,849
                                       ------------    ------------    ------------    ------------    ------------
                                    $   9,904,453   $    316,209    $     104,487   $  10,116,175   $   10,116,175
                                       ============    ============    ============    ============    ============

       The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities is adjusted by such prepayments.

       See Note 9 for additional information on policies regarding estimated fair value of fixed maturities.

       The amortized cost and estimated fair value of fixed maturity investments at December 31, 2002, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Amortized           Estimated
                                                            Cost             Fair Value
                                                       ----------------    ----------------
      Due in one year or less                       $         592,856             615,583
      Due after one year through five years                 2,509,745           2,684,171
      Due after five years through ten years                1,144,037           1,238,155
      Due after ten years                                     857,672             875,859
      Mortgage-backed securities                            2,177,144           2,254,479
      Asset-backed securities                               2,629,208           2,702,905
                                                       ----------------    ----------------
                                                    $       9,910,662          10,371,152
                                                       ================    ================

       Proceeds from sales of securities available-for-sale were $5,729,919, $5,201,692, and $1,460,672 during 2002, 2001, and 2000, respectively. The realized gains on such sales totaled $45,315, $42,299, and $8,015 for 2002, 2001, and 2000, respectively. The realized losses totaled $10,410, $10,186, and $24,053 for 2002, 2001, and 2000, respectively. During the years 2002, 2001, and 2000, held-to-maturity securities with amortized cost of $0, $0, and $8,571 were sold due to credit deterioration with insignificant gains and losses.

       During the fourth quarter of 2000, the Company transferred all securities classified as held-to-maturity into the available-for-sale category. The Company recorded a $19,908 unrealized gain associated with this transfer in other comprehensive income, net of tax.

       At December 31, 2002 and 2001, pursuant to fully collateralized securities lending arrangements, the Company had loaned $284,990 and $278,471 of fixed maturities, respectively.

       The Company engages in hedging activities to manage interest rate, market, credit and foreign exchange risk.

       The following table summarizes the 2002 financial hedge instruments:

                                            Notional                 Strike/Swap
      December 31, 2002                      Amount                     Rate                       Maturity
      -------------------------------    ---------------    ------------------------------    --------------------
      Interest Rate Caps              $      1,122,000          7.64% - 11.65% (CMT)             02/03 - 01/05
      Interest Rate Swaps                      400,188              2.62% - 7.32%                02/03 - 11/09
      Credit Default Swaps                     128,157                   N/A                     02/03 - 11/07
      Foreign Currency
        Exchange Contracts                      27,585                   N/A                     06/05 - 11/06
      Options    Calls                         191,200                 Various                   05/04 - 06/07
                 Puts                           15,000                 Various                   03/07 - 03/07

       The following table summarizes the 2001 financial hedge instruments:

                                            Notional                  Strike/Swap
      December 31, 2001                      Amount                      Rate                        Maturity
      -------------------------------    ---------------    --------------------------------    --------------------
      Interest Rate Caps              $      1,402,000           6.75% - 11.65% (CMT)              01/02 - 01/05
      Interest Rate Swaps                      365,018               3.13% - 7.32%                 01/02- 12/06
      Foreign Currency
        Exchange Contracts                      13,585                    N/A                      06/05 - 07/06
      Options    Calls                         191,300                  Various                    01/02 - 01/06
                 Puts                          131,000                  Various                    12/01 - 12/02

       CMT - Constant Maturity Treasury Rate

       The Company no longer actively invests in mortgage loans. The following is information with respect to impaired mortgage loans:

                                                                                    2002                2001
                                                                               ----------------    ----------------
      Loans, net of related allowance for credit losses of
        $20,917 and $13,018                                                 $           8,200   $           6,300
      Loans with no related allowance for credit losses                                 2,638               5,180
      Average balance of impaired loans during the year                                31,243              31,554
      Interest income recognized (while impaired)                                       2,007               1,617
      Interest income received and recorded (while impaired)
        using the cash basis method of recognition                                      2,249               1,744

       As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $40,302 and $56,258 at December 31, 2002 and 2001, respectively.

       The following table presents changes in the allowance for credit losses:

                                                                     2002              2001               2000
                                                                ---------------   ---------------    ---------------

      Balance, beginning of year                             $        57,654    $       61,242    $        77,416
      Provision for loan losses                                       (3,588)                              (8,927)
      Charge-offs                                                       (139)           (3,588)            (7,247)
      Recoveries                                                       1,727
                                                                ---------------   ---------------    ---------------
      Balance, end of year                                   $        55,654    $       57,654    $        61,242
                                                                ===============   ===============    ===============

8.     COMMERCIAL PAPER

       The Company has a commercial paper program that is partially supported by a $50,000 standby letter-of-credit. At December 31, 2002, commercial paper outstanding of $96,645 had maturities ranging from 3 to 66 days and interest rates ranging from 1.40% to 1.88%. At December 31, 2001, commercial paper outstanding of $97,046 had maturities from 4 to 63 days and an interest rates ranging from 1.91% to 2.55%.

9.     ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                                          December 31,
                                             -----------------------------------------------------------------------
                                                           2002                                  2001
                                             ----------------------------------    ---------------------------------
                                                Carrying          Estimated          Carrying          Estimated
                                                 Amount           Fair Value          Amount           Fair Value
                                             ---------------    ---------------    --------------    ---------------
      ASSETS:
         Fixed maturities and
           short-term investments          $    11,080,956   $     11,080,956   $     10,540,905  $     10,540,905
         Mortgage loans on real
           estate                                  417,412            429,907            613,453           624,102
         Policy loans                            2,964,030          2,964,030          3,000,441         3,000,441
         Common stock                               90,188             90,188             73,344            73,344

      LIABILITIES:
         Annuity contract reserves
           without life contingencies            4,152,594          4,228,080          4,188,553         4,210,759
         Policyholders' funds                      299,730            299,730            242,916           242,916
         Due to GWL                                 33,841             32,366             41,874            41,441
         Due to GWL&A Financial                    171,416            173,376            214,831           214,831
         Commercial paper                           96,645             96,645             97,046            97,046
         Repurchase agreements                     323,200            323,200            250,889           250,889

       The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgement is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

       The estimated fair value of fixed maturities and common stocks that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair values of derivatives of $11,921 and $20,617 at December 31, 2002 and 2001, respectively, consisting principally of interest rate swaps are included in fixed maturities.

       Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

       Policy loans accrue interest generally at variable rates with no fixed maturity dates and, therefore, estimated fair value approximates carrying value.

       The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts, utilizing current crediting rates for similar products.

       The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

       The estimated fair value of due to GWL is based on discounted cash flows at current market rates on high quality investments.

       The fair value of due to GWL&A Financial reflects the last trading price of the subordinated notes in the public market at December 31, 2002.

       The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.

       The estimated fair value of derivatives, primarily consisting of interest rate swaps which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors. Included in the net asset position for interest rates swaps are $1,488 and $33 of liabilities in 2002 and 2001, respectively. Included in the net asset position for foreign currency exchange contracts are $2,518 and $127 of liabilities in 2002 and 2001, respectively.

10.    EMPLOYEE BENEFIT PLANS

       The following table summarizes changes for the years ended December 31, 2002, 2001, and 2000 in the benefit obligations and in plan assets for the Company's defined benefit pension plan and post-retirement medical plan. Based on an accumulated pension benefit obligation of $167,552 at December 31, 2002, an additional minimum liability of $22,549 was recorded resulting in a net accrued benefit liability of $4,236 as of December 31, 2002. There was no additional minimum pension liability required to be recognized as of December 31, 2001 or 2000.

                                                                                          Post-Retirement
                                                    Pension Benefits                        Medical Plan
                                            ----------------------------------    ---------------------------------
                                              2002         2001        2000         2002        2001        2000
                                            ---------    ---------   ---------    ---------   ---------    --------
      Change in projected benefit
      obligation
      Benefit obligation at beginning     $ 150,521   $  140,563   $ 126,130   $  57,861    $ 33,018    $  29,228
      of year
      Service cost                            8,977        8,093       7,062       3,516       3,331        2,305
      Interest cost                          11,407        9,718       9,475       3,138       3,303        2,167
      Acquisition of new employees                                                             7,823
      Amendments                                827                               (22,529)
      Actuarial (gain) loss                  20,679       (2,640)      2,510      (9,814)     11,401
      Benefits paid                          (6,364)      (5,213)     (4,614)       (930)     (1,015)        (682)
                                            ---------    ---------   ---------    ---------   ---------    --------
      Benefit obligation at end of year   $ 186,047   $  150,521   $ 140,563   $  31,242    $ 57,861    $  33,018
                                            ---------    ---------   ---------    ---------   ---------    --------

      Change in plan assets
      Fair value of plan assets at
        beginning of year                 $ 187,661   $  193,511   $ 192,093   $            $           $
      Actual return on plan assets          (17,979)        (637)      6,032
      Benefits paid                          (6,364)      (5,213)     (4,614)
                                            ---------    ---------   ---------    ---------   ---------    --------
      Fair value of plan assets at end      163,318      187,661     193,511
      of year
                                            ---------    ---------   ---------    ---------   ---------    --------

      Funded (unfunded) status              (22,729)      37,140      52,948      (31,242)    (57,861)     (33,018)
      Unrecognized net actuarial (gain)      51,943       (1,499)    (15,239)      4,361      14,659        3,430
      loss
      Unrecognized prior service cost         2,727        2,533       3,073      (9,392)      9,326        2,148
      Unrecognized net obligation or
      (asset)
        at transition                       (13,628)     (15,142)    (16,655)                 12,120       12,928
      Acquisition of GenAm employees                                                          (7,823)
                                            ---------    ---------   ---------    ---------   ---------    --------
      Prepaid (accrued) benefit cost         18,313
      Additional minimum liability          (22,549)
                                            ---------    ---------   ---------    ---------   ---------    --------
      Prepaid benefit cost/
        (accrued benefit liability)          (4,236)      23,032      24,127      (36,273)    (29,579)     (14,512)
      Intangible asset                        2,727
      Accumulated other comprehensive
        income adjustments                   19,822
                                            ---------    ---------   ---------    ---------   ---------    --------
      Net amount recognized               $  18,313   $   23,032   $  24,127   $  (36,273)  $ (29,579)  $  (14,512)
                                            =========    =========   =========    =========   =========    ========





                                                                                          Post-Retirement
                                                    Pension Benefits                        Medical Plan
                                            ----------------------------------    ---------------------------------
                                              2002         2001        2000         2002        2001        2000
                                            ---------    ---------   ---------    ---------   ---------    --------
      Components of net periodic
      benefit cost
      Service cost                        $   8,977   $    8,093   $   7,062   $   3,516    $  3,331    $   2,305
      Interest cost                          11,406        9,718       9,475       3,138       3,303        2,167
      Expected return on plan assets        (14,782)     (15,276)    (17,567)
      Amortization of transition             (1,514)      (1,514)     (1,514)        808         808          808
      obligation
      Amortization of unrecognized prior
        service cost                            632          541         541         161         645          162
      Amortization of unrecognized
        prior service cost - GenAm                                                              (484)
      Amortization of gain from earlier
        periods                                             (467)       (879)                    172           34
                                            ---------    ---------   ---------    ---------   ---------    --------
      Net periodic (benefit) cost         $   4,719   $    1,095   $  (2,882)  $   7,623    $  7,775    $   5,476
                                            =========    =========   =========    =========   =========    ========

      Weighted-average assumptions as
      of December 31
      Discount rate                           6.75%        7.25%       7.50%        6.75%       7.25%        7.50%
      Expected return on plan assets          8.00%        8.00%       9.25%        8.00%       8.00%        9.25%
      Rate of compensation increase          3.92%         4.00%       5.00%       3.92%        4.00%        5.00%

       The Company-sponsored post-retirement medical plan (medical plan) provides health benefits to retired employees. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The Company made no contributions to this plan in 2002, 2001, or 2000.

       Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 9.5% annual rate of increase in the per capita cost of covered health care benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2011. Additionally, it was assumed that the Company's cost for retirees eligible for health care benefits under Medicare would be limited to an increase of 3% starting in 2003, due to a plan change. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                          1-Percentage             1-Percentage
                                                                              Point                    Point
                                                                            Increase                 Decrease
                                                                       --------------------     --------------------
      Increase (decrease) on total of service and
        interest cost on components                                 $             1,506     $             (1,166)
      Increase (decrease) on post-retirement benefit
        obligation                                                                2,221                   (1,907)

       The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 15% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions. For employees hired after January 1, 1999, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2002, 2001, and 2000 totaled $7,257, $7,773, and $6,130, respectively.

       The Company has a deferred compensation plan providing key executives with the opportunity to participate in an unfunded, deferred compensation program. Under the program, participants may defer base compensation and bonuses, and earn interest on their deferred amounts. The program is not qualified under Section 401 of the Internal Revenue Code. Participant deferrals, which are reflected in other liabilities, are $20,606 and $20,033 as of December 31, 2002 and 2001, respectively. The participant deferrals earn interest at 7.3% at December 31, 2002, based on the average ten-year composite government securities rate plus 1.5%. The interest expense related to the plan for the years ending December 31, 2002, 2001, and 2000 was $1,459, $1,434, and $1,358, respectively.

       The Company also provides a supplemental executive retirement plan to certain key executives. This plan provides key executives with certain benefits upon retirement, disability, or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The expense for this plan for 2002, 2001, and 2000 was $2,527, $2,726, and $3,023,
       respectively. The total liability of $20,037 and $20,881 as of December 31, 2002 and 2001 is included in other liabilities.

11.   FEDERAL INCOME TAXES

       The following is a reconciliation between the federal income tax rate and the Company's effective income tax rate:

                                                                     2002            2001             2000
                                                                  ------------    ------------     ------------
      Federal tax rate                                                  35.0   %        35.0   %         35.0   %
      Reduction in tax contingency                                      (3.3)
      Investment income not subject
         to federal tax                                                 (1.3)           (1.7)            (0.9)
      Other, net                                                         1.1            (0.3)
                                                                  ------------    ------------     ------------
      Total                                                             31.5   %        33.0   %         34.1   %
                                                                  ============    ============     ============

       The Company has reduced its liability for tax contingencies due to the completion of the 1994 - 1996 Internal Revenue Service examination. The amount released was $13,810; however, $4,000 of the release was attributable to participating policyholders and therefore, had no affect on the net income of the Company since that amount was credited to the provision for policyholders' share of earnings on participating business in the accompanying 2002 statement of income.

       Temporary differences which give rise to the deferred tax assets and liabilities as of December 31, 2002 and 2001 are as follows:

                                                               2002                              2001
                                                  -------------------------------    ------------------------------
                                                    Deferred         Deferred          Deferred         Deferred
                                                      Tax               Tax              Tax              Tax
                                                     Asset           Liability          Asset          Liability
                                                  -------------    --------------    -------------    -------------
      Policyholder reserves                    $      231,679   $                 $      219,227   $
      Deferred policy acquisition costs                                   94,018                             96,567
      Deferred acquisition cost
        proxy tax                                     109,779                            119,052
      Investment assets                                                  149,958                             67,136
      Other                                                               28,466                             61,664
                                                  -------------    --------------    -------------    -------------
            Total deferred taxes               $      341,458   $        272,442  $      338,279   $        225,367
                                                  =============    ==============    =============    =============

       Amounts included for investment assets above include $86,907 and $40,122 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2002 and 2001, respectively.

       Under pre-1984 life insurance company income tax laws, a portion of life insurance company gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account is $7,742 and the Company does not anticipate any transactions, which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.

12.   OTHER COMPREHENSIVE INCOME

       Other comprehensive income for the year ended December 31, 2002 is summarized as follows:

                                                             Before-Tax         Tax (Expense)         Net-of-Tax
                                                               Amount            or Benefit             Amount
                                                          -----------------    ----------------    -----------------
      Unrealized gains on available-for-sale securities:
         Net changes during the year related to cash
            flow hedges                                 $        (7,486)    $          2,620    $          (4,866)
         Unrealized holding gains (losses) arising
            during the period                                   192,079              (67,290)             124,789
         Less:  reclassification adjustment for
            (gains) losses realized in net income                (8,004)               2,802               (5,202)
                                                          -----------------    ----------------    -----------------
         Net unrealized gains                                   176,589              (61,868)             114,721
      Reserve and  DAC adjustment                               (42,681)              14,953              (27,728)
                                                          -----------------    ----------------    -----------------
                                                          -----------------    ----------------    -----------------
      Net unrealized gains (losses)                     $       133,908     $        (46,915)   $          86,993
                                                          -----------------    ----------------    -----------------
                                                          -----------------    ----------------    -----------------
      Minimum pension liability adjustment                      (19,822)               6,938              (12,884)
                                                          -----------------    ----------------    -----------------
         Other comprehensive income                             114,086              (39,977)              74,109
                                                          =================    ================    =================

       Other comprehensive income for the year ended December 31, 2001 is summarized as follows:

                                                             Before-Tax         Tax (Expense)         Net-of-Tax
                                                               Amount            or Benefit             Amount
                                                          -----------------    ----------------    -----------------
      Unrealized gains on available-for-sale securities:
         Net changes during the year related to cash
            flow hedges                                 $        12,637     $         (4,423)   $           8,214
         Unrealized holding gains (losses) arising
            during the period                                   112,544              (39,397)              73,147
         Less:  reclassification adjustment for
            (gains) losses realized in net income               (15,912)               5,569              (10,343)
                                                          -----------------    ----------------    -----------------
         Net unrealized gains                                   109,269              (38,251)              71,018
      Reserve and  DAC adjustment                               (43,358)              15,175              (28,183)
                                                          -----------------    ----------------    -----------------
        Other comprehensive income                      $        65,911     $        (23,076)   $          42,835
                                                          =================    ================    =================

       Other comprehensive income for the year ended December 31, 2000 is summarized as follows:

                                                             Before-Tax         Tax (Expense)         Net-of-Tax
                                                               Amount            or Benefit             Amount
                                                          -----------------    ----------------    -----------------
      Unrealized gains on available-for-sale securities:
         Unrealized holding gains (losses) arising
            during the period                           $       204,274     $        (71,495)   $         132,779
         Less:  reclassification adjustment for
            (gains) losses realized in net income                 9,436               (3,303)               6,133
                                                          -----------------    ----------------    -----------------
         Net unrealized gains (losses)                          213,710              (74,798)             138,912
      Reserve and  DAC adjustment                               (31,352)              10,973              (20,379)
                                                          -----------------    ----------------    -----------------
        Other comprehensive income                      $       182,358     $        (63,825)   $         118,533
                                                          =================    ================    =================

13.    STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS, AND OTHER MATTERS

       At December 31, 2002 and 2001, the Company has 1,500 authorized shares each of Series A, Series B, Series C and Series D cumulative preferred stock; and 2,000,000 authorized shares of non-cumulative preferred stock.

       No dividends were paid on preferred stock in 2002, 2001, and 2000, respectively. Dividends of $170,572, $187,633, and $134,149 were paid on common stock in 2002, 2001, and 2000, respectively. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices for December 31 are as follows:

                                               2002                2001                2000
                                          ----------------    ----------------    ---------------
                                            (Unaudited)
      Net income                       $        205,749    $        266,398    $        293,521
      Capital and surplus                     1,292,292           1,200,372           1,083,718

       In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize accounting and reporting to state insurance departments, was effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Colorado Division of Insurance required adoption of Codification with certain modifications for the preparation of statutory financial statements effective January 1, 2001. The adoption of Codification as modified by the Colorado Division of Insurance increased statutory net worth as of January 1, 2001, by approximately $105,760. (The modifications adopted by the Colorado Division of Insurance had no effect on statutory net worth).

       The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado are subject to restrictions relating to statutory surplus and statutory net gain from operations. Statutory surplus and net gains from operations at December 31, 2002 were $1,292,292 and $208,194 [Unaudited], respectively. The Company should be able to pay up to $208,194 [Unaudited] of dividends in 2003.

14.    STOCK OPTIONS

       The Parent has a stock option plan (the Lifeco plan) that provides for the granting of options on common shares of Lifeco to certain officers and employees of Lifeco and its subsidiaries, including the Company. Options may be awarded with exercise prices of no less than the market price on the date of the grant. Termination of employment prior to vesting results in forfeiture of the options. As of December 31, 2002, 2001, and 2000, stock available for award to Company employees under the Lifeco plan aggregated 3,917,344, 3,278,331, and 4,808,047 shares.

       The plan provides for the granting of options with varying terms and vesting requirements. The majority of basic options under the plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. Other basic options vest and become exercisable one-third per year commencing on various dates from December 31, 2000 to September 30, 2004, and expire ten years from the date of grant. Variable options granted to Company employees totaling 278,000 and 1,832,000 in 1998 and 1997, respectively, became exercisable, if certain cumulative financial targets were attained by the end of 2001. A total of 175,511 options vested and became exercisable. The exercise period runs from June 26, 2007. During 2000, the Company determined that it was probable that certain of these options would become exercisable and, accordingly, accrued compensation expense of $15,052 with a corresponding credit to additional paid-in capital as prescribed by AIN-APB 25. During 2001, the Company released $12,098 of this accrual when certain financial targets were not attained.

       Additional variable options granted in 2001, 2000, and 1998 totaling 80,000, 120,000 and 380,000 respectively, become exercisable if certain sales or financial targets are attained. During 2002, 2001, and 2000, 0, 7,750, and 13,250 of these options vested and accordingly, the Company recognized compensation expense of $0, $48, and $151, respectively. If exercisable, the exercise period expires ten years from the date of grant.

       The following table summarizes the status of, and changes in, Lifeco options granted to Company employees, which are outstanding and the weighted-average exercise price (WAEP) for 2002, 2001, and 2000. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:


                                           2002                         2001                         2000
                                 -------------------------    -------------------------    -------------------------
                                   Options        WAEP          Options        WAEP         Options         WAEP
                                 ------------   ----------    ------------   ----------    -----------    ----------
      Outstanding, Jan. 1           6,398,149 $   11.66          7,675,551 $    9.91         6,867,098 $     9.20
        Granted                       174,500     22.16            947,500     22.28         1,386,503      14.88
        Exercised                   1,359,491      7.16          1,534,568      5.87           451,300       7.74
        Expired or
          canceled                    766,013     11.02            690,334     11.24           126,750      12.17
                                 ------------   ----------    ------------   ----------    -----------    ----------
      Outstanding, Dec 31           4,447,145 $   13.66          6,398,149 $   11.66         7,675,551 $     9.91
                                 ============   ==========    ============   ==========    ===========    ==========

      Options
        exercisable
        at year-end                 2,121,638 $   11.67          2,602,480 $    8.08         3,077,998 $     7.11
                                 ============   ==========    ============   ==========    ===========    ==========

      Weighted average
        fair value of
        options granted
        during year            $    7.46                   $     7.10                   $     5.00
                                 ============                 ============                 ===========

       The following table summarizes the range of exercise prices for outstanding Lifeco common stock options granted to Company employees at December 31, 2002:

                                                 Outstanding                                 Exercisable
                               -------------------------------------------------   ---------------------------------
                                                                     Average                             Average
            Exercise                                 Average         Exercise                            Exercise
          Price Range              Options            Life            Price            Options            Price
      ---------------------    ----------------    ------------    -------------   ----------------    -------------
      $5.37 - 7.13                   696,076           3.55     $       5.43             696,076    $        5.43
      $10.27 - 17.04               2,735,569           5.88     $      12.67           1,256,325    $       13.74
      $21.70 - 23.66               1,015,500           8.79     $      21.96             169,237    $       21.94

       Of the exercisable Lifeco options, 1,941,364 relate to fixed option grants and 180,274 relate to variable grants.

       Power Financial Corporation (PFC), which is the parent corporation of Lifeco, has a stock option plan (the PFC plan) that provides for the granting of options for common shares of PFC to key employees of PFC and its affiliates. Prior to the creation of the Lifeco plan in 1996, certain officers of the Company participated in the PFC plan in Canada.

       The following table summarizes the status of, and changes in, PFC options granted to Company officers, which remain outstanding and WAEP for 2002, 2001, and 2000. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:


                                           2002                          2001                          2000
                                 --------------------------    --------------------------    --------------------------
                                   Options          WAEP         Options          WAEP         Options         WAEP
                                 -------------    ---------    -------------    ---------    -------------   ----------
      Outstanding,  Jan.1,             70,000  $     2.16            70,000  $     2.29           285,054  $    3.23
        Exercised                      70,000        2.21                                         215,054       3.30
                                 -------------    ---------    -------------    ---------    -------------   ----------
      Outstanding, Dec 31,                  0  $     0.00            70,000  $     2.16            70,000  $    2.29
                                 =============    =========    =============    =========    =============   ==========
      Options exercisable
        at year-end                         0  $     0.00            70,000  $     2.16            70,000  $    2.29
                                 =============    =========    =============    =========    =============   ==========


       The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB 25 under which compensation expenses for stock options are generally not recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock option plan been determined based upon fair value at the grant dates for awards under the plan in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation", the Company's net income would have been reduced by $2,364, $2,092, and $1,799, in 2002, 2001, and 2000,
       respectively. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for those options granted in 2002, 2001, and 2000, respectively: dividend yields of 2.453%, 2.27%, and 2.44%, expected volatility of 31.67%, 28.56%, and 29.57%, risk-free interest rates of 5.125%, 5.30%, and 6.61% and expected lives of 7 years.

15.    SEGMENT INFORMATION

       The Company has two reportable segments: Employee Benefits and Financial Services. The Employee Benefits segment markets group life and health to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to public and not-for-profit employers, corporations, and individuals and offers life insurance products to individuals and businesses. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels. Prior to 2002, the Employee Benefits segment marketed and administered corporate savings products (401(k) plans). In 2002 the Financial Services segment assumed responsibility for these products. The 2001 and 2000 segment information has been reclassified to account for this change.

       The accounting policies of the segments are the same as those described in Note 1. The Company evaluates performance based on profit or loss from operations after income taxes.

       The Company's operations are not materially dependent on one or a few customers, brokers or agents.

       Summarized segment financial information for the year ended and as of December 31 was as follows:

       Year ended December 31, 2002

      Operations:                                             Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Revenue:
         Premium income                                $        960,191     $       159,904     $      1,120,095
         Fee income                                             660,423             223,139              883,562
         Net investment income                                   67,923             851,442              919,365
         Realized investment gains                                8,918              32,708               41,626
                                                          -----------------   -----------------   -----------------
      Total revenue                                           1,697,455           1,267,193            2,964,648
      Benefits and Expenses:
         Benefits                                               761,481             831,272            1,592,753
         Operating expenses                                     732,472             225,671              958,143
                                                          -----------------   -----------------   -----------------
                                                          -----------------   -----------------   -----------------
      Total benefits and expenses                             1,493,953           1,056,943            2,550,896
                                                          -----------------   -----------------   -----------------
                                                          -----------------   -----------------   -----------------

      Net operating income before income taxes                  203,502             210,250              413,752
      Income taxes                                               67,198              63,017              130,215
                                                          -----------------   -----------------   -----------------
                                                          -----------------   -----------------   -----------------
      Net income                                       $        136,304     $       147,233     $        283,537
                                                          =================   =================   =================

      Assets:                                                 Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Investment assets                                $      1,491,857     $    13,064,464     $     14,556,321
      Other assets                                              605,029           1,156,343            1,761,372
      Separate account assets                                                    11,338,376           11,338,376
                                                          -----------------   -----------------   -----------------
      Total assets                                     $      2,096,886     $    25,559,183     $     27,656,069
                                                          =================   =================   =================





       Year ended December 31, 2001

      Operations:                                             Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Revenue:
         Premium income                                $      1,033,886     $       169,753     $      1,203,639
         Fee income                                             713,297             233,958              947,255
         Net investment income                                   65,474             869,282              934,756
         Realized investment gains (losses)                      15,638              31,087               46,825
                                                          -----------------   -----------------   -----------------
      Total revenue                                           1,828,295           1,304,180            3,132,475
      Benefits and Expenses:
         Benefits                                               858,945             837,652            1,696,597
         Operating expenses                                     775,018             246,102            1,021,120
                                                          -----------------   -----------------   -----------------
      Total benefits and expenses                             1,633,963           1,083,754            2,717,717
      Income taxes                                               67,771              73,341              141,112
                                                          -----------------   -----------------   -----------------
      Net income before special charges                         126,561             147,085              273,646
      Special charges (net of tax)                               80,900                                   80,900
                                                          -----------------   -----------------   -----------------
      Net income                                       $         45,661     $       147,085     $        192,746
                                                          =================   =================   =================

      Assets:                                                 Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Investment assets                                $      1,080,974     $    13,159,007     $     14,239,981
      Other assets                                              792,383           1,201,373            1,993,756
      Separate account assets                                                    12,584,661           12,584,661
                                                          -----------------   -----------------   -----------------
      Total assets                                     $      1,873,357     $    26,945,041     $     28,818,398
                                                          =================   =================   =================

       Year ended December 31, 2000

      Operations:                                             Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Revenue:
         Premium income                                $      1,142,319     $       190,247     $      1,332,566
         Fee income                                             648,329             223,298              871,627
         Net investment income                                   70,932             854,101              925,033
         Realized investment gains (losses)                      (2,998)             31,281               28,283
                                                          -----------------   -----------------   -----------------
      Total revenue                                           1,858,582           1,298,927            3,157,509
      Benefits and Expenses:
         Benefits                                               914,730             831,142            1,745,872
         Operating expenses                                     780,281             238,222            1,018,503
                                                          -----------------   -----------------   -----------------
      Total benefits and expenses                             1,695,011           1,069,364            2,764,375
                                                          -----------------   -----------------   -----------------
                                                          -----------------   -----------------   -----------------

      Net operating income before income taxes                  163,571             229,563              393,134
      Income taxes                                               57,078              76,962              134,040
                                                          -----------------   -----------------   -----------------
      Net income                                       $        106,493     $       152,601     $        259,094
                                                          =================   =================   =================





       The following table, which summarizes premium and fee income by segment, represents supplemental information.

                                                              2002                2001                2000
                                                        -----------------    ----------------    ----------------
      Premium Income:
         Employee Benefits
             Group Life & Health                      $       960,191     $      1,033,886    $      1,142,319
                                                        -----------------    ----------------    ----------------
                  Total Employee Benefits                     960,191            1,033,886           1,142,319
                                                        -----------------    ----------------    ----------------
                                                        -----------------    ----------------    ----------------
         Financial Services
             Savings                                            1,382                8,429               7,253
             Individual Insurance                             158,423              161,227             182,957
             401(K)                                                99                   97                  37
                                                                             ----------------    ----------------
                                                        -----------------
                  Total Financial Services                    159,904              169,753             190,247
                                                        -----------------
                                                                             ----------------    ----------------
      Total premium income                            $     1,120,095     $      1,203,639    $      1,332,566
                                                        =================    ================    ================

      Fee Income:
         Employee Benefits
             Group Life & Health
               (uninsured plans)                      $       660,423     $        713,297    $        648,329
                                                        -----------------    ----------------    ----------------
                  Total Employee Benefits                     660,423              713,297             648,329
                                                        -----------------    ----------------    ----------------
                                                        -----------------    ----------------    ----------------
         Financial Services
             Savings                                          117,952              119,793             111,201
             Individual Insurance                              18,152               17,888               8,117
             401(k)                                            87,035               96,277             103,980
                                                        -----------------    ----------------    ----------------
                                                        -----------------    ----------------    ----------------
                  Total Financial Services                    223,139              233,958             223,298
                                                        -----------------    ----------------    ----------------
      Total fee income                                $       883,562     $        947,255    $        871,627
                                                        =================    ================    ================

16.   OBLIGATIONS RELATING TO DEBT AND LEASES:

      The Company enters into operating leases primarily for office space. As of December 31, 2002, minimum annual rental commitments on operating leases having initial or remaining non-cancellable lease terms in excess of one year during the years 2003 through 2007 were $26,323.4, $23,525.5, $22,069.9, $20,584.4 and $15,443.2, respectively, with $33,105.2 in minimum commitments thereafter.

                                  2003           2004          2005          2006           2007        Thereafter
                                ----------    -----------    ----------    ----------    -----------   -------------
      Related party notes
                             $             $              $             $   25,000.0  $              $   175,000.0
      Operating leases           26,323.4      23,525.5       22,069.9      20,584.4      15,443.2        33,105.2
                                ----------    -----------    ----------    ----------    -----------   -------------
      Total contractual
        obligations          $   26,323.4  $   23,525.5   $   22,069.9  $   45,584.4  $   15,443.2   $   208,105.2
                                ==========    ===========    ==========    ==========    ===========   =============

17.  COMMITMENTS AND CONTINGENCIES

       The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.

                Maxim Series Account of Great-West Life & Annuity
                                Insurance Company

                    Financial Statements for the Years Ended
                           December 31, 2002 and 2001
                        and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Contract Owners of
   Maxim Series Account of
   Great-West Life & Annuity Insurance Company

We have audited the accompanying statement of assets and liabilities of Maxim Series I, Maxim Series II, and Maxim Series III of Maxim Series Account of Great-West Life & Annuity Insurance Company (the "Series Account") as of December 31, 2002, by investment division, and the related statement of operations for the year then ended, by investment division, and the statements of changes in net assets for each of the two years in the period then ended, by investment division. These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maxim Series I, Maxim Series II, and Maxim Series III of Maxim Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2002, by investment division, the results of its operations for the year then ended, by investment division, and the changes in its net assets for each of the two years in the period then ended, by investment division, in conformity with accounting principles generally accepted in the United States of America.


/s/Deloitte & Touche LLP
Deloitte & Touche LLP
February 19, 2003

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


                                                                         MAXIM BOND     MAXIM MONEY     MAXIM STOCK   TOTAL MAXIM
                                                                         PORTFOLIO        MARKET      INDEX PORTFOLIO   SERIES I
                                                                                         PORTFOLIO                      ACCOUNT
                                                                       ------------------------------------------------------------
Maxim Series I Account:
ASSETS:

     Investments at market value (1)                                 $       60,719 $         8,832 $       10,418  $       79,969
     Investment income due and accrued                                                            7                              7
                                                                       -------------  --------------  -------------   -------------
                                                                       -------------  --------------  -------------   -------------

        Total assets                                                         60,719           8,839         10,418          79,976
                                                                       -------------  --------------  -------------   -------------
                                                                       -------------  --------------  -------------   -------------

LIABILITIES:

     Due to Great-West Life & Annuity Insurance Company                          15               2              3              20
                                                                       -------------  --------------  -------------   -------------
                                                                       -------------  --------------  -------------   -------------

        Total liabilities                                                        15               2              3              20
                                                                       -------------  --------------  -------------   -------------
                                                                       -------------  --------------  -------------   -------------

NET ASSETS                                                           $       60,704 $         8,837 $       10,415  $       79,956
                                                                       =============  ==============  =============   =============
                                                                       =============  ==============  =============   =============

NET ASSETS REPRESENTED BY:
     Accumulation units                                              $       60,704 $         8,837 $       10,415  $       79,956
                                                                       =============  ==============  =============   =============
                                                                       =============  ==============  =============   =============

ACCUMULATION UNITS OUTSTANDING                                                1,373             338            173

UNIT VALUE (ACCUMULATION)                                            $        44.21 $         26.14 $        60.20
                                                                       =============  ==============  =============
                                                                       =============  ==============  =============

(1)  Cost of investments:                                            $       58,723 $         8,832 $       17,108  $       84,663
     Shares of investments:                                                   5,047           8,832            541


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


                                                               MAXIM BOND   MAXIM MONEY     MAXIM STOCK     MAXIM US     TOTAL MAXIM
                                                               PORTFOLIO      MARKET      INDEX PORTFOLIO  GOVERNEMENT      SERIES I
                                                                            PORTFOLIO                      ACCOUNT
                                                               ---------------------------------------------------------------------
Maxim Series II Account:

ASSETS:

     Investments at market value (1)                       $    1,690,830  $    1,385,384 $ 10,792,417 $    5,398,575  $ 19,267,206
     Investment income due and accrued                                                703                                       703
     Due from Great-West Life & Annuity Insurance Company             916                       27,403          1,659        29,978
                                                             -------------   -------------  -----------  -------------  ------------
                                                             -------------   -------------  -----------  -------------  ------------

        Total assets                                            1,691,746       1,386,087   10,819,820      5,400,234    19,297,887
                                                             -------------   -------------  -----------  -------------  ------------
                                                             -------------   -------------  -----------  -------------  ------------

LIABILITIES:

     Redemptions payable                                                            5,904        2,090             35         8,029
     Due to Great-West Life & Annuity Insurance Company                               353                                       353
                                                             -------------   -------------  -----------  -------------  ------------
                                                             -------------   -------------  -----------  -------------  ------------

        Total liabilities                                                           6,257        2,090             35         8,382
                                                             -------------   -------------  -----------  -------------  ------------
                                                             -------------   -------------  -----------  -------------  ------------

NET ASSETS                                                 $    1,691,746  $    1,379,830 $ 10,817,730 $    5,400,199  $ 19,289,505
                                                             =============   =============  ===========  =============  ============
                                                             =============   =============  ===========  =============  ============

NET ASSETS REPRESENTED BY:
     Accumulation units                                    $    1,687,014  $    1,379,830 $ 10,691,061 $    5,389,436  $ 19,147,341
     Contracts in payout phase                                      4,732                      126,669         10,763       142,164
                                                             -------------   -------------  -----------  -------------  ------------
                                                             -------------   -------------  -----------  -------------  ------------

NET ASSETS                                                 $    1,691,746  $    1,379,830 $ 10,817,730 $    5,400,199  $ 19,289,505
                                                             =============   =============  ===========  =============  ============
                                                             =============   =============  ===========  =============  ============

ACCUMULATION UNITS OUTSTANDING                                     51,143          67,800      218,131        166,068

UNIT VALUE (ACCUMULATION)                                  $        32.99  $        20.35 $      49.01 $        32.45
                                                             =============   =============  ===========  =============
                                                             =============   =============  ===========  =============

(1)  Cost of investments:                                  $    1,688,007  $    1,385,384 $ 14,766,663 $    5,170,981  $ 23,011,035
     Shares of investments:                                       140,551       1,385,384      560,646        472,316


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
                                            DREYFUS STOCK      FIDELITY VIP    JANUS ASPEN        MAXIM     MAXIM ARIEL    MAXIM
                                           INDEX PORTFOLIO    II CONTRAFUND      SERIES        AGGRESSIVE   MIDCAP VALUE   ARIEL
                                                                PORTFOLIO       FLEXIBLE        PROFILE I   PORTFOLIO    SMALL-CAP
                                                                                 INCOME         PORTFOLIO                   VALUE
                                                                               PORTFOLIO                                  PORTFOLIO
                                           -----------------------------------------------------------------------------------------
Maxim Series III Account:

ASSETS:

     Investments at market value (1)        $      337,601 $      163,411  $      189,994 $        42,114 $      689,601 $  245,280
     Investment income due and accrued               1,337
                                              -------------  -------------   -------------  --------------  ------------- ----------
                                              -------------  -------------   -------------  --------------  ------------- ----------

        Total assets                               338,938        163,411         189,994          42,114        689,601    245,280
                                              -------------  -------------   -------------  --------------  ------------- ----------
                                              -------------  -------------   -------------  --------------  ------------- ----------

LIABILITIES:

     Redemptions payable                             1,281                          1,572
     Due to Great-West Life & Annuity Insurance Company 33              8              18              10            165         59
                                              -------------  -------------   -------------  --------------  ------------- ----------
                                              -------------  -------------   -------------  --------------  ------------- ----------

        Total liabilities                            1,314              8           1,590              10            165         59
                                              -------------  -------------   -------------  --------------  ------------- ----------
                                              -------------  -------------   -------------  --------------  ------------- ----------

NET ASSETS                                  $      337,624 $      163,403  $      188,404 $        42,104 $      689,436 $  245,221
                                              =============  =============   =============  ==============  ============= ==========
                                              =============  =============   =============  ==============  ============= ==========

NET ASSETS REPRESENTED BY:
     Accumulation units                     $      337,624 $      163,403  $      188,404 $        42,104 $      689,436 $  245,221
                                              =============  =============   =============  ==============  ============= ==========
                                              =============  =============   =============  ==============  ============= ==========

ACCUMULATION UNITS OUTSTANDING                      46,181         15,923          14,958           4,426         27,764     10,923

UNIT VALUE (ACCUMULATION)                   $         7.31 $        10.26  $        12.60 $          9.51 $        24.83 $    22.45
                                              =============  =============   =============  ==============  ============= ==========
                                              =============  =============   =============  ==============  ============= ==========

(1)  Cost of investments:                   $      441,791 $      222,686  $      182,223 $        57,769 $      717,188 $  268,470
     Shares of investments:                         15,025          9,030          15,447           5,413         40,708     25,765


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                            DREYFUS STOCK      FIDELITY VIP    JANUS ASPEN        MAXIM       MAXIM ARIEL   MAXIM
                                           INDEX PORTFOLIO    II CONTRAFUND      SERIES        AGGRESSIVE     MIDCAP VALUE  ARIEL
                                                                PORTFOLIO       FLEXIBLE        PROFILE I     PORTFOLIO    SMALL-CAP
                                                                                 INCOME         PORTFOLIO                   VALUE
                                                                               PORTFOLIO                                   PORTFOLIO
                                           -----------------------------------------------------------------------------------------
Maxim Series III Account:

ASSETS:

     Investments at market value (1)        $      343,886 $       38,204  $       23,071 $        15,326 $      622,578  $235,968
     Investment income due and accrued
                                              -------------  -------------   -------------  --------------  -------------  --------
                                              -------------  -------------   -------------  --------------  -------------  --------

        Total assets                               343,886         38,204          23,071          15,326        622,578   235,968
                                              -------------  -------------   -------------  --------------  -------------  --------
                                              -------------  -------------   -------------  --------------  -------------  --------

LIABILITIES:

     Redemptions payable

     Due to Great-West Life & Annuity Insurance Company 82              8               6               4            140        57
                                              -------------  -------------   -------------  --------------  -------------  --------
                                              -------------  -------------   -------------  --------------  -------------  --------

        Total liabilities                               82              8               6               4            140        57
                                              -------------  -------------   -------------  --------------  -------------  --------
                                              -------------  -------------   -------------  --------------  -------------  --------

NET ASSETS                                  $      343,804 $       38,196  $       23,065 $        15,322 $      622,438  $235,911
                                              =============  =============   =============  ==============  =============  ========
                                              =============  =============   =============  ==============  =============  ========

NET ASSETS REPRESENTED BY:
     Accumulation units                     $      343,804 $       38,196  $       23,065 $        15,322 $      622,438  $235,911
                                              =============  =============   =============  ==============  =============  ========
                                              =============  =============   =============  ==============  =============  ========

ACCUMULATION UNITS OUTSTANDING                      22,660          3,557           2,011           2,412         82,566    13,926

UNIT VALUE (ACCUMULATION)                   $        15.17 $        10.74  $        11.47 $          6.35 $         7.54  $  16.94
                                              =============  =============   =============  ==============  =============  ========
                                              =============  =============   =============  ==============  =============  ========

(1)  Cost of investments:                   $      336,460 $       37,913  $       23,295 $        22,737 $    1,211,582  $305,367
     Shares of investments:                         28,586          2,803           2,500           2,656         49,176    37,694


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                            MAXIM INVESCO   MAXIM INVESCO  MAXIM INVESCO   MAXIM LOOMIS   MAXIM MODERATE     MAXIM
                                               BALANCED     ADR PORTFOLIO    SMALL-CAP      SAYLES BOND      PROFILE I    MODERATELY
                                              PORTFOLIO                        GROWTH        PORTFOLIO       PORTFOLIO    AGGRESSIVE
                                                                             PORTFOLIO                                     PROFILE I
                                                                                                                           PORTFOLIO
                                              --------------------------------------------------------------------------------------

Maxim Series III Account:

ASSETS:

     Investments at market value (1)        $    1,233,748 $      209,696  $      459,942 $       264,028 $      259,631  $ 143,927
     Investment income due and accrued
                                              -------------  -------------   -------------  --------------  -------------  ---------
                                              -------------  -------------   -------------  --------------  -------------  ---------

        Total assets                             1,233,748        209,696         459,942         264,028        259,631    143,927
                                              -------------  -------------   -------------  --------------  -------------  ---------
                                              -------------  -------------   -------------  --------------  -------------  ---------

LIABILITIES:

     Redemptions payable                             2,662
     Due to Great-West Life & Annuity Insurance Company240             50             111              63             62         34
                                              -------------  -------------   -------------  --------------  -------------  ---------
                                              -------------  -------------   -------------  --------------  -------------  ---------

        Total liabilities                            2,902             50             111              63             62         34
                                              -------------  -------------   -------------  --------------  -------------  ---------
                                              -------------  -------------   -------------  --------------  -------------  ---------

NET ASSETS                                  $    1,230,846 $      209,646  $      459,831 $       263,965 $      259,569  $ 143,893
                                              =============  =============   =============  ==============  =============  =========
                                              =============  =============   =============  ==============  =============  =========

NET ASSETS REPRESENTED BY:
     Accumulation units                     $    1,230,846 $      209,646  $      459,831 $       263,965 $      259,569  $ 143,893
                                              =============  =============   =============  ==============  =============  =========
                                              =============  =============   =============  ==============  =============  =========

ACCUMULATION UNITS OUTSTANDING                     119,497         16,951          25,685          14,888         24,329     13,911

UNIT VALUE (ACCUMULATION)                   $        10.30 $        12.37  $        17.90 $         17.73 $        10.67  $   10.34
                                              =============  =============   =============  ==============  =============  =========
                                              =============  =============   =============  ==============  =============  =========

(1)  Cost of investments:                   $    1,851,071 $      282,292  $      858,259 $       279,261 $      313,958  $ 172,057
     Shares of investments:                        141,000         18,590          39,650          26,997         30,437     17,094


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


                                                MAXIM       MAXIM MONEY     MAXIM STOCK    MAXIM T. ROWE   MAXIM T. ROWE  MAXIM
                                             MODERATELY        MARKET     INDEX PORTFOLIO      PRICE        PRICE MIDCAP  U.S.
                                            CONSERVATIVE      PORFOLIO                     EQUITY/INCOME       GROWTH     GOVERNMENT
                                              PROFILE I                                      PORTFOLIO       PORTFOLIO    SECURITIES
                                              PORTFOLIO                                                                   PORTFOLIO
                                           -----------------------------------------------------------------------------------------
Maxim Series III Account:

ASSETS:

     Investments at market value (1)       $         9,160 $    1,559,991  $    1,993,758 $    1,201,681 $      294,669  $  345,487
     Investment income due and accrued                                807
                                             --------------  -------------   -------------  -------------  -------------  ----------
                                             --------------  -------------   -------------  -------------  -------------  ----------

        Total assets                                 9,160      1,560,798       1,993,758      1,201,681        294,669     345,487
                                             --------------  -------------   -------------  -------------  -------------  ----------
                                             --------------  -------------   -------------  -------------  -------------  ----------

LIABILITIES:

     Redemptions payable                                                                           3,790
     Due to Great-West Life & Annuity Insurance Company  2            351             479            230             71          83
                                             --------------  -------------   -------------  -------------  -------------  ----------
                                             --------------  -------------   -------------  -------------  -------------  ----------

        Total liabilities                                2            351             479          4,020             71          83
                                             --------------  -------------   -------------  -------------  -------------  ----------
                                             --------------  -------------   -------------  -------------  -------------  ----------

NET ASSETS                                 $         9,158 $    1,560,447  $    1,993,279 $    1,197,661 $      294,598  $  345,404
                                             ==============  =============   =============  =============  =============  ==========
                                             ==============  =============   =============  =============  =============  ==========

NET ASSETS REPRESENTED BY:
     Accumulation units                    $         9,158 $    1,560,447  $    1,993,279 $    1,197,661 $      294,598  $  345,404
                                             ==============  =============   =============  =============  =============  ==========
                                             ==============  =============   =============  =============  =============  ==========

ACCUMULATION UNITS OUTSTANDING                         877        124,403         107,411         73,777         24,170      21,503

UNIT VALUE (ACCUMULATION)                  $         10.44 $        12.54  $        18.56 $        16.23 $        12.19  $    16.06
                                             ==============  =============   =============  =============  =============  ==========
                                             ==============  =============   =============  =============  =============  ==========

(1)  Cost of investments:                  $         9,639 $    1,559,991  $    3,356,620 $    1,500,275 $      374,593  $  342,295
     Shares of investments:                          1,052      1,559,991         103,572         87,906         24,556      30,226


The accompanying notes are an integral part of these financial statements.                                                Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                               MAXIM VALUE    NEUBERGER &     TEMPLETON      TOTAL
                                                                                  INDEX        BERMAN AMT       FTVIPT       MAXIM
                                                                               PORTFOLIO       PARTNERS        FOREIGN    SERIES III
                                                                                               PORTFOLIO      SECURITIES    ACCOUNT
                                                                                                               CLASS 1
                                                                                                               PORTFOLIO
                                                                                ----------------------------------------------------

Maxim Series III Account:

ASSETS:

    Investments at market value (1)                                     $       95,971 $      262,037 $      193,242 $  11,474,002
    Investment income due and accrued                                                                                        2,144
                                                                          -------------  -------------  -------------  ------------
                                                                          -------------  -------------  -------------  ------------

       Total assets                                                             95,971        262,037        193,242    11,476,146
                                                                          -------------  -------------  -------------  ------------
                                                                          -------------  -------------  -------------  ------------

LIABILITIES:

    Redemptions payable                                                                         2,421          2,461        14,187
    Due to Great-West Life & Annuity Insurance Company                              23             25             18         2,432
                                                                          -------------  -------------  -------------  ------------
                                                                          -------------  -------------  -------------  ------------

       Total liabilities                                                            23          2,446          2,479        16,619
                                                                          -------------  -------------  -------------  ------------
                                                                          -------------  -------------  -------------  ------------

NET ASSETS                                                              $       95,948 $      259,591 $      190,763 $  11,459,527
                                                                          =============  =============  =============  ============
                                                                          =============  =============  =============  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                                                  $       95,948 $      259,591 $      190,763 $  11,459,527
                                                                          =============  =============  =============  ============
                                                                          =============  =============  =============  ============

ACCUMULATION UNITS OUTSTANDING                                                  10,694         33,154         23,432

UNIT VALUE (ACCUMULATION)                                               $         8.97 $         7.83 $         8.14
                                                                          =============  =============  =============
                                                                          =============  =============  =============

(1) Cost of investments:                                                $      152,331 $      358,907 $      328,088 $  15,567,118
    Shares of investments:                                                       9,626         22,986         20,320


The accompanying notes are an integral part of these financial statements.                                              (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

                                                                               MAXIM BOND     MAXIM MONEY   MAXIM STOCK  TOTAL MAXIM
                                                                               PORTFOLIO        MARKET        INDEX        SERIES I
                                                                                               PORTFOLIO     PORTFOLIO       ACCOUNT
                                                                             -------------------------------------------------------
Maxim Series I Account:
INVESTMENT INCOME:
     Dividends                                                             $        3,047 $     428 $          118 $         3,593

EXPENSES:

     Mortality and expense risk                                                       725       377            147           1,249
                                                                             -------------  --------  -------------  --------------
                                                                             -------------  --------  -------------  --------------

NET INVESTMENT INCOME (LOSS)                                                        2,322        51            (29)          2,344
                                                                             -------------  --------  -------------  --------------
                                                                             -------------  --------  -------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized gain (loss) on sale of fund shares                                       10                      (66)            (56)
     Realized gain distributions                                                        0         0            934             934
                                                                             -------------  --------  -------------  --------------
                                                                             -------------  --------  -------------  --------------

     Net realized gain (loss)                                                          10         0            868             878
                                                                             -------------  --------  -------------  --------------
                                                                             -------------  --------  -------------  --------------

     Change in net unrealized appreciation                                                                                       0
        (depreciation) on investments                                               2,020                   (3,937)         (1,917)
                                                                             -------------  --------  -------------  --------------
                                                                             -------------  --------  -------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                             $        4,352 $      51 $       (3,098)$         1,305
                                                                             =============  ========  =============  ==============
                                                                             =============  ========  =============  ==============


INVESTMENT INCOME RATIO (2002)                                                      5.25%     1.42%          0.99%
                                                                             =============  ========  =============
                                                                             =============  ========  =============

INVESTMENT INCOME RATIO (2001)                                                      4.85%     3.72%          0.69%
                                                                             =============  ========  =============
                                                                             =============  ========  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002



                                                               MAXIM BOND    MAXIM MONEY     MAXIM STOCK    MAXIM U.S.   TOTAL MAXIM
                                                                PORTFOLIO      MARKET     INDEX PORTFOLIO   GOVERNMENT    SERIES II
                                                                             PORTFOLIO                      SECURITIES     ACCOUNT
                                                                                                            PORTFOLIO
                                                             -----------------------------------------------------------------------
Maxim Series II Account:

INVESTMENT INCOME:
     Dividends                                             $       87,780  $ 18,703 $       128,637 $      292,774 $       527,894

EXPENSES:

     Mortality and expense risk                                    23,617    18,125         189,300         75,045         306,087
                                                             -------------  --------  --------------  -------------  --------------
                                                             -------------  --------  --------------  -------------  --------------

NET INVESTMENT INCOME (LOSS)                                       64,163       578         (60,663)       217,729         221,807
                                                             -------------  --------  --------------  -------------  --------------
                                                             -------------  --------  --------------  -------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized gain (loss) on sale of fund shares                   (3,155)                 (454,919)        19,765        (438,309)
     Realized gain distributions                                        0         0         968,252              0         968,252
                                                             -------------  --------  --------------  -------------  --------------
                                                             -------------  --------  --------------  -------------  --------------

     Net realized gain (loss)                                      (3,155)        0         513,333         19,765         529,943
                                                             -------------  --------  --------------  -------------  --------------
                                                             -------------  --------  --------------  -------------  --------------

     Change in net unrealized appreciation
        (depreciation) on investments                              61,888                (4,141,056)       189,229      (3,889,939)
                                                             -------------  --------  --------------  -------------  --------------
                                                             -------------  --------  --------------  -------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                             $      122,896  $    578 $    (3,688,386)$      426,723 $    (3,138,189)
                                                             =============  ========  ==============  =============  ==============
                                                             =============  ========  ==============  =============  ==============


INVESTMENT INCOME RATIO (2002)                                      5.20%     1.37%           0.95%          5.46%
                                                             =============  ========  ==============  =============
                                                             =============  ========  ==============  =============

INVESTMENT INCOME RATIO (2001)                                      5.61%     3.85%           0.69%          5.50%
                                                             =============  ========  ==============  =============
                                                             =============  ========  ==============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

                                                DREYFUS STOCK   FIDELITY VIP   JANUS ASPEN     MAXIM       MAXIM ARIEL   MAXIM ARIEL
                                                    INDEX       II CONTRAFUND     SERIES     AGGRESSIVE   MIDCAP VALUE    SMALL-CAP
                                                  PORTFOLIO       PORTFOLIO      FLEXIBLE    PROFILE I      PORTFOLIO       VALUE
                                                                                  INCOME     PORTFOLIO                    PORTFOLIO
                                                                                PORTFOLIO
                                                ------------------------------------------------------------------------------------
Maxim Series III Account:
INVESTMENT INCOME:
    Dividends                                 $        5,006 $        2,248  $   7,248 $          174 $         1,763 $        235

EXPENSES:

    Mortality and expense risk                         1,832          2,966        706            784          10,418        2,927
                                                -------------  -------------   --------  -------------  --------------  -----------
                                                -------------  -------------   --------  -------------  --------------  -----------

NET INVESTMENT INCOME (LOSS)                           3,174           (718)     6,542           (610)         (8,655)      (2,692)
                                                -------------  -------------   --------  -------------  --------------  -----------
                                                -------------  -------------   --------  -------------  --------------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares         (862)       (44,752)        81        (11,305)         28,215        2,159
    Realized gain distributions                                                                                17,169        8,043
                                                -------------  -------------   --------  -------------  --------------  -----------
                                                -------------  -------------   --------  -------------  --------------  -----------

    Net realized gain (loss)                            (862)       (44,752)        81        (11,305)         45,384       10,202
                                                -------------  -------------   --------  -------------  --------------  -----------
                                                -------------  -------------   --------  -------------  --------------  -----------

    Change in net unrealized appreciation
       (depreciation) on investments                 (97,363)        18,720      6,922         (2,438)       (137,702)     (35,640)
                                                -------------  -------------   --------  -------------  --------------  -----------
                                                -------------  -------------   --------  -------------  --------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 $      (95,051)$      (26,750) $  13,545 $      (14,353)$      (100,973)$    (28,130)
                                                =============  =============   ========  =============  ==============  ===========
                                                =============  =============   ========  =============  ==============  ===========


INVESTMENT INCOME RATIO (2002)                         1.37%          0.95%      5.13%          0.28%           0.21%        0.10%
                                                =============  =============   ========  =============  ==============  ===========
                                                =============  =============   ========  =============  ==============  ===========

INVESTMENT INCOME RATIO (2001)                         1.11%          0.95%      5.86%          0.78%           0.35%        0.70%
                                                =============  =============   ========  =============  ==============  ===========
                                                =============  =============   ========  =============  ==============  ===========


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


                                                 MAXIM BOND   MAXIM BOND        MAXIM      MAXIM FOUNDERS  MAXIM GROWTH  MAXIM INDEX
                                                 PORTFOLIO  INDEX PORTFOLIO  CONSERVATIVE      GROWTH &        INDEX          600
                                                                              PROFILE I        INCOME       PORTFOLIO     PORTFOLIO
                                                                              PORTFOLIO       PORTFOLIO
                                               -------------------------------------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                $       25,480 $      602  $         1,898 $           11  $        5,578 $      716

EXPENSES:

    Mortality and expense risk                        7,329        106              985            589           7,911      3,876
                                               -------------  ---------   --------------  -------------   -------------  ---------
                                               -------------  ---------   --------------  -------------   -------------  ---------

NET INVESTMENT INCOME (LOSS)                         18,151        496              913           (578)         (2,333)    (3,160)
                                               -------------  ---------   --------------  -------------   -------------  ---------
                                               -------------  ---------   --------------  -------------   -------------  ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares     (14,524)        28           (9,407)       (26,207)       (166,420)   (29,977)
    Realized gain distributions                                    110                                                      1,499
                                               -------------  ---------   --------------  -------------   -------------  ---------
                                               -------------  ---------   --------------  -------------   -------------  ---------

    Net realized gain (loss)                        (14,524)       138           (9,407)       (26,207)       (166,420)   (28,478)
                                               -------------  ---------   --------------  -------------   -------------  ---------
                                               -------------  ---------   --------------  -------------   -------------  ---------

    Change in net unrealized appreciation
       (depreciation) on investments                 29,318        291            4,195         11,744         (78,336)   (24,085)
                                               -------------  ---------   --------------  -------------   -------------  ---------
                                               -------------  ---------   --------------  -------------   -------------  ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                $       32,945 $      925  $        (4,299)$      (15,041) $     (247,089)$  (55,723)
                                               =============  =========   ==============  =============   =============  =========
                                               =============  =========   ==============  =============   =============  =========


INVESTMENT INCOME RATIO (2002)                        4.34%      3.58%            2.41%          0.02%           0.69%      0.23%
                                               =============  =========   ==============  =============   =============  =========
                                               =============  =========   ==============  =============   =============  =========

INVESTMENT INCOME RATIO (2001)                        5.70%                       4.17%          0.10%           0.32%      0.18%
                                               =============              ==============  =============   =============  =========
                                               =============              ==============  =============   =============  =========


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


                                               MAXIM INVESCO  MAXIM INVESCO  MAXIM INVESCO  MAXIM LOOMIS  MAXIM MODERATE     MAXIM
                                                  BALANCED    ADR PORTFOLIO    SMALL-CAP    SAYLES BOND     PROFILE I     MODERATELY
                                                 PORTFOLIO                        GROWTH      PORTFOLIO     PORTFOLIO     AGGRESSIVE
                                                                                PORTFOLIO                                  PROFILE I
                                                                                                                           PORTFOLIO
                                                ------------------------------------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                 $       29,746 $     3,948  $              $       22,768 $         6,066 $    3,515

EXPENSES:

    Mortality and expense risk                        17,869       3,459           8,394          6,072           3,472      4,234
                                                -------------  ----------   -------------  -------------  --------------  ---------
                                                -------------  ----------   -------------  -------------  --------------  ---------

NET INVESTMENT INCOME (LOSS)                          11,877         489          (8,394)        16,696           2,594       (719)
                                                -------------  ----------   -------------  -------------  --------------  ---------
                                                -------------  ----------   -------------  -------------  --------------  ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized loss on sale of fund shares            (312,337)    (26,250)       (271,781)      (110,087)         (3,673)   (88,752)
    Realized gain distributions
                                                -------------  ----------   -------------  -------------  --------------  ---------
                                                -------------  ----------   -------------  -------------  --------------  ---------

    Net realized loss                               (312,337)    (26,250)       (271,781)      (110,087)         (3,673)   (88,752)
                                                -------------  ----------   -------------  -------------  --------------  ---------
                                                -------------  ----------   -------------  -------------  --------------  ---------

    Change in net unrealized depreciation
       on investments                                (49,388)    (15,563)        (15,252)       136,411         (27,452)    25,431
                                                -------------  ----------   -------------  -------------  --------------  ---------
                                                -------------  ----------   -------------  -------------  --------------  ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 $     (349,848)$   (41,324) $     (295,427)$       43,020 $       (28,531)$  (64,040)
                                                =============  ==========   =============  =============  ==============  =========
                                                =============  ==========   =============  =============  ==============  =========


INVESTMENT INCOME RATIO (2002)                         1.78%       1.43%                          4.69%           2.18%      1.04%
                                                =============  ==========                  =============  ==============  =========
                                                =============  ==========                  =============  ==============  =========

INVESTMENT INCOME RATIO (2001)                         2.15%       0.83%                          8.60%           2.55%      1.86%
                                                =============  ==========                  =============  ==============  =========
                                                =============  ==========                  =============  ==============  =========


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002



                                                  MAXIM        MAXIM MONEY    MAXIM STOCK  MAXIM T. ROWE  MAXIM T. ROWE   MAXIM U.S.
                                               MODERATELY    MARKET PORFOLIO     INDEX         PRICE       PRICE MIDCAP   GOVERNMENT
                                              CONSERVATIVE                     PORTFOLIO   EQUITY/INCOME      GROWTH      SECURITIES
                                                PROFILE I                                    PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                PORTFOLIO
                                               -------------------------------------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                $           735 $     19,792  $      24,741  $       18,328 $              $   13,388

EXPENSES:

    Mortality and expense risk                           425       16,933         32,917          14,971          4,988      2,958
                                               --------------  -----------   ------------   -------------  -------------  ---------
                                               --------------  -----------   ------------   -------------  -------------  ---------

NET INVESTMENT INCOME (LOSS)                             310        2,859         (8,176)          3,357         (4,988)    10,430
                                               --------------  -----------   ------------   -------------  -------------  ---------
                                               --------------  -----------   ------------   -------------  -------------  ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares       (7,578)           0       (359,278)        (44,005)       (32,549)       844
    Realized gain distributions                            0            0        180,963          10,755              0          0
                                               --------------  -----------   ------------   -------------  -------------  ---------
                                               --------------  -----------   ------------   -------------  -------------  ---------

    Net realized gain (loss)                          (7,578)           0       (178,315)        (33,250)       (32,549)       844
                                               --------------  -----------   ------------   -------------  -------------  ---------
                                               --------------  -----------   ------------   -------------  -------------  ---------

    Change in net unrealized appreciation
       (depreciation) on investments                   3,142            0       (535,819)       (187,407)       (80,023)     6,479
                                               --------------  -----------   ------------   -------------  -------------  ---------
                                               --------------  -----------   ------------   -------------  -------------  ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                $        (4,126)$      2,859  $    (722,310) $     (217,300)$     (117,560)$   17,753
                                               ==============  ===========   ============   =============  =============  =========
                                               ==============  ===========   ============   =============  =============  =========


INVESTMENT INCOME RATIO (2002)                         2.16%        1.39%          0.94%           1.40%          0.00%      5.66%
                                               ==============  ===========   ============   =============                 =========
                                               ==============  ===========   ============   =============                 =========

INVESTMENT INCOME RATIO (2001)                         2.91%        3.71%          0.68%           1.34%                     6.11%
                                               ==============  ===========   ============   =============                 =========
                                               ==============  ===========   ============   =============                 =========


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


                                                                              MAXIM VALUE   NEUBERGER &    TEMPLETON     TOTAL MAXIM
                                                                                 INDEX      BERMAN AMT        FTVIPT      SERIES III
                                                                               PORTFOLIO     PARTNERS        FOREIGN        ACCOUNT
                                                                                             PORTFOLIO      SECURITIES
                                                                                                             CLASS 1
                                                                                                             PORTFOLIO
                                                                             -------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
     Dividends                                                             $        2,166 $    1,509 $        3,639 $       201,300

EXPENSES:

     Mortality and expense risk                                                     1,489      1,447          1,030         161,087
                                                                             -------------  ---------  -------------  --------------
                                                                             -------------  ---------  -------------  --------------

NET INVESTMENT INCOME                                                                 677         62          2,609          40,213
                                                                             -------------  ---------  -------------  --------------
                                                                             -------------  ---------  -------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized loss on sale of fund shares                                         (15,342)   (26,538)        (1,072)     (1,571,369)
     Realized gain distributions                                                                                            218,539
                                                                             -------------  ---------  -------------  --------------
                                                                             -------------  ---------  -------------  --------------

     Net realized loss                                                            (15,342)   (26,538)        (1,072)     (1,352,830)
                                                                             -------------  ---------  -------------  --------------
                                                                             -------------  ---------  -------------  --------------

     Change in net unrealized depreciation
        on investments                                                            (18,920)   (60,050)       (44,150)     (1,166,935)
                                                                             -------------  ---------  -------------  --------------
                                                                             -------------  ---------  -------------  --------------

NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                             $      (33,585)$  (86,526)$      (42,613)$    (2,479,552)
                                                                             =============  =========  =============  ==============
                                                                             =============  =========  =============  ==============


INVESTMENT INCOME RATIO (2002)                                                      1.82%      0.52%          1.77%
                                                                             =============  =========  =============
                                                                             =============  =========  =============

INVESTMENT INCOME RATIO (2001)                                                      1.21%      0.38%          3.24%
                                                                             =============  =========  =============
                                                                             =============  =========  =============


The accompanying notes are an integral part of these financial statements.                                               (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                             MAXIM BOND PORTFOLIO        MAXIM MONEY MARKET PORTFOLIO    MAXIM STOCK INDEX PORTFOLIO
                                         ------------------------------  -----------------------------------------------------------
                                         ------------------------------  -------------------------------  --------------------------
                                             2002            2001             2002           2001            2002         2001
                                         --------------  --------------  ---------------  -------------  --------------   ----------
                                         --------------  --------------  ---------------  -------------  --------------   ----------
Maxim Series I Account:
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

     Net investment income (loss)      $         2,322 $        2,313 $             51 $          879 $           (29) $       (81)
     Net realized gain                              10            750                                             868          770
     Change in net unrealized appreciation
        (depreciation) on investments            2,020            966                                          (3,937)      (2,753)
                                         --------------  -------------  ---------------  -------------  --------------   ----------
                                         --------------  -------------  ---------------  -------------  --------------   ----------

     Increase (decrease) in net assets resulting
        from operations                          4,352          4,029               51            879          (3,098)      (2,064)
                                         --------------  -------------  ---------------  -------------  --------------   ----------
                                         --------------  -------------  ---------------  -------------  --------------   ----------

CONTRACT TRANSACTIONS:
     Purchase payments                                            262
     Redemptions                                              (51,768)         (27,485)                                       (701)
     Contract maintenance charges                  (42)           (39)             (30)           (59)            (21)         (21)
                                         --------------  -------------  ---------------  -------------  --------------   ----------
                                         --------------  -------------  ---------------  -------------  --------------   ----------

     Decrease in net assets resulting from
        contract transactions                      (42)       (51,545)         (27,515)           (59)            (21)        (722)
                                         --------------  -------------  ---------------  -------------  --------------   ----------
                                         --------------  -------------  ---------------  -------------  --------------   ----------

     Total increase (decrease) in net assets     4,310        (47,516)         (27,464)           820          (3,119)      (2,786)

NET ASSETS:
     Beginning of period                        56,394        103,910           36,301         35,481          13,534       16,320
                                         --------------  -------------  ---------------  -------------  --------------   ----------
                                         --------------  -------------  ---------------  -------------  --------------   ----------

     End of period                     $        60,704 $       56,394 $          8,837 $       36,301 $        10,415  $    13,534
                                         ==============  =============  ===============  =============  ==============   ==========
                                         ==============  =============  ===============  =============  ==============   ==========

CHANGES IN UNITS OUTSTANDING:
     Units issued                                                   7
     Units redeemed                                 (1)        (1,295)          (1,053)            (3)                          (9)
                                         --------------  -------------  ---------------  -------------  --------------   ----------
                                         --------------  -------------  ---------------  -------------  --------------   ----------

     Net decrease                                   (1)        (1,288)          (1,053)            (3)              0           (9)
                                         ==============  =============  ===============  =============  ==============   ==========
                                         ==============  =============  ===============  =============  ==============   ==========


The accompanying notes are an integral part of these financial statements.                                               Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                                                     TOTAL MAXIM SERIES I ACCOUNT
                                                                                                     -----------------------------
                                                                                                     -----------------------------
                                                                                                         2002           2001
                                                                                                     -------------  --------------
                                                                                                     -------------  --------------
Maxim Series I Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                                                          $        2,344 $         3,111
    Net realized gain                                                                                         878           1,520
    Change in net unrealized depreciation
        on investments                                                                                     (1,917)         (1,787)
                                                                                                     -------------  --------------
                                                                                                     -------------  --------------

    Increase in net assets resulting
       from operations                                                                                      1,305           2,844
                                                                                                     -------------  --------------
                                                                                                     -------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                                                                         262
    Redemptions                                                                                           (27,485)        (52,469)
    Contract maintenance charges                                                                              (93)           (119)
                                                                                                     -------------  --------------
                                                                                                     -------------  --------------

    Decrease in net assets resulting from
       contract transactions                                                                              (27,578)        (52,326)
                                                                                                     -------------  --------------
                                                                                                     -------------  --------------

    Total decrease in net assets                                                                          (26,273)        (49,482)

NET ASSETS:
    Beginning of period                                                                                   106,229         155,711
                                                                                                     -------------  --------------
                                                                                                     -------------  --------------

    End of period                                                                                  $       79,956 $       106,229
                                                                                                     =============  ==============
                                                                                                     =============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                                                0               7
    Units redeemed                                                                                         (1,054)         (1,307)
                                                                                                     -------------  --------------
                                                                                                     -------------  --------------

    Net decrease                                                                                           (1,054)         (1,300)
                                                                                                     =============  ==============
                                                                                                     =============  ==============


The accompanying notes are an integral part of these financial statements.                                             (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                        MAXIM BOND PORTFOLIO       MAXIM MONEY MARKET PORTFOLIO  MAXIM STOCK INDEX PORTFOLIO
                                     ----------------------------  ----------------------------------------------------------
                                     ----------------------------  ----------------------------  ----------------------------
                                         2002           2001           2002           2001           2002           2001
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------  -------------  -------------
Maxim Series II Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)   $       64,163 $       73,787 $          578 $       37,513 $      (60,663)$     (131,071)
    Net realized gain (loss)               (3,155)       (16,912)                                     513,333      1,439,115
    Change in net unrealized appreciation
       (depreciation) on investments       61,888         40,834                                   (4,141,056)    (3,922,446)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------  -------------  -------------

    Increase (decrease) in net assets resulting
       from operations                    122,896         97,709            578         37,513     (3,688,386)    (2,614,402)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                       2,300          5,510          1,572                        65,500         58,650
    Redemptions                          (120,963)      (298,856)      (242,272)      (436,967)    (1,775,552)    (1,948,207)
    Transfers between subaccounts, net     (7,445)       (15,551)       318,852         16,620       (479,717)        16,905
    Contract maintenance charges           (1,762)        (1,948)        (1,172)        (1,257)       (14,008)       (15,992)
    Adjustments to net assets allocated to contracts
       in payout phase                         89          1,278                                       28,312          1,995
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions             (127,781)      (309,567)        76,980       (421,604)    (2,175,465)    (1,886,649)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------  -------------  -------------

    Total increase (decrease) in net assets(4,885)      (211,858)        77,558       (384,091)    (5,863,851)    (4,501,051)

NET ASSETS:
    Beginning of period                 1,696,631      1,908,489      1,302,272      1,686,363     16,681,581     21,182,632
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------  -------------  -------------

    End of period                  $    1,691,746 $    1,696,631 $    1,379,830 $    1,302,272 $   10,817,730 $   16,681,581
                                     =============  =============  =============  =============  =============  =============
                                     =============  =============  =============  =============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                               74            184         15,807          2,195          1,179          1,810
    Units redeemed                         (4,086)       (10,611)       (12,023)       (22,952)       (42,710)       (29,630)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------  -------------  -------------

    Net increase (decrease)                (4,012)       (10,427)         3,784        (20,757)       (41,531)       (27,820)
                                     =============  =============  =============  =============  =============  =============
                                     =============  =============  =============  =============  =============  =============


The accompanying notes are an integral part of these financial statements.                                        (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001
                                                                          MAXIM U.S. GOVERNMENT
                                                                          SECURITIES PORTFOLIO     TOTAL MAXIM SERIES II ACCOUNT
                                                                       --------------------------  ---------------------------
                                                                          2002          2001           2002          2001
                                                                       ------------  ------------  -------------  ------------
                                                                       ------------  ------------  -------------  ------------
Maxim Series II Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                            $     217,729 $     238,692 $      221,807 $     218,921
    Net realized gain                                                       19,765        21,325        529,943     1,443,528
    Change in net unrealized appreciation
       (depreciation) on investments                                       189,229        68,786     (3,889,939)   (3,812,826)
                                                                       ------------  ------------  -------------  ------------
                                                                       ------------  ------------  -------------  ------------

    Increase (decrease) in net assets resulting
       from operations                                                     426,723       328,803     (3,138,189)   (2,150,377)
                                                                       ------------  ------------  -------------  ------------
                                                                       ------------  ------------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                       20,219        22,997         89,591        87,157
    Redemptions                                                           (660,234)   (1,076,371)    (2,799,021)   (3,760,401)
    Transfers between subaccounts, net                                     168,310       (17,974)
    Contract maintenance charges                                            (5,773)      (25,772)       (22,715)      (44,969)
    Adjustments to net assets allocated to contracts
       in payout phase                                                         230         2,874         28,631         6,147
                                                                       ------------  ------------  -------------  ------------
                                                                       ------------  ------------  -------------  ------------

    Decrease in net assets resulting from
       contract transactions                                              (477,248)   (1,094,246)    (2,703,514)   (3,712,066)
                                                                       ------------  ------------  -------------  ------------
                                                                       ------------  ------------  -------------  ------------

    Total decrease in net assets                                           (50,525)     (765,443)    (5,841,703)   (5,862,443)

NET ASSETS:
    Beginning of period                                                  5,450,724     6,216,167     25,131,208    30,993,651
                                                                       ------------  ------------  -------------  ------------
                                                                       ------------  ------------  -------------  ------------

    End of period                                                    $   5,400,199 $   5,450,724 $   19,289,505 $  25,131,208
                                                                       ============  ============  =============  ============
                                                                       ============  ============  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                             5,984           785         23,044         4,974
    Units redeemed                                                         (21,429)      (37,987)       (80,248)     (101,180)
                                                                       ------------  ------------  -------------  ------------
                                                                       ------------  ------------  -------------  ------------

    Net decrease                                                           (15,445)      (37,202)       (57,204)      (96,206)
                                                                       ============  ============  =============  ============
                                                                       ============  ============  =============  ============


The accompanying notes are an integral part of these financial statements.                                         (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                        DREYFUS STOCK INDEX PORTFOLIO  FIDELITY VIP II CONTRAFUND     JANUS ASPEN SERIES FLEXIBLE
                                                                               PORTFOLIO                    INCOME PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2002            2001            2002            2001           2002            2001
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)     $         3,174 $        2,883  $         (718) $       (1,002)$         6,542 $         5,703
    Net realized gain (loss)                    (862)      (105,403)        (44,752)        (29,485)             81              11
    Change in net unrealized appreciation
       (depreciation) on investments         (97,363)         4,022          18,720         (29,607)          6,922           1,517
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting
       from operations                       (95,051)       (98,498)        (26,750)        (60,094)         13,545           7,231
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                         33,477        193,918                          10,745          26,602          12,941
    Redemptions                               (6,033)       (98,760)        (55,405)         (9,974)         (1,573)         (5,672)
    Transfers between subaccounts, net            70         81,113         (51,142)        (81,932)         36,344           2,414
    Contract maintenance charges                (338)                          (171)           (134)           (134)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting from
       contract transactions                  27,176        176,271        (106,718)        (81,295)         61,239           9,683
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total increase (decrease) in net assets  (67,875)        77,773        (133,468)       (141,389)         74,784          16,914

NET ASSETS:
    Beginning of period                      405,499        327,726         296,871         438,260         113,620          96,706
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $       337,624 $      405,499  $      163,403  $      296,871 $       188,404 $       113,620
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                               4,086        284,248             181           3,619           5,245           1,383
    Units redeemed                              (752)      (271,656)        (10,155)        (10,846)           (203)           (514)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net increase (decrease)                    3,334         12,592          (9,974)         (7,227)          5,042             869
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001


                                       MAXIM AGGRESSIVE PROFILE I      MAXIM ARIEL MIDCAP VALUE        MAXIM ARIEL SMALL-CAP VALUE
                                             PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2002            2001            2002            2001           2002            2001
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment loss              $          (610)$         (401) $       (8,655) $       (7,195)$        (2,692)$          (804)
    Net realized gain (loss)                 (11,305)           (22)         45,384          40,741          10,202          16,193
    Change in net unrealized appreciation
       (depreciation) on investments          (2,438)        (5,476)       (137,702)         82,010         (35,640)          2,374
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting
       from operations                       (14,353)        (5,899)       (100,973)        115,556         (28,130)         17,763
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                          2,162                         28,619          38,841           5,728           5,597
    Redemptions                               (6,857)                       (52,135)        (67,526)           (241)         (2,361)
    Transfers between subaccounts, net       (10,912)        (2,361)        (33,068)         52,803         109,983          75,846
    Contract maintenance charges                (149)          (146)           (634)           (601)           (106)             (5)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting from
       contract transactions                 (15,756)        (2,507)        (57,218)         23,517         115,364          79,077
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total increase (decrease) in net assets  (30,109)        (8,406)       (158,191)        139,073          87,234          96,840

NET ASSETS:
    Beginning of period                       72,213         80,619         847,627         708,554         157,987          61,147
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $        42,104 $       72,213  $      689,436  $      847,627 $       245,221 $       157,987
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                 229          1,624           4,647           6,192           5,079           7,470
    Units redeemed                            (1,979)        (1,865)         (6,961)         (5,457)           (670)         (3,835)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net increase (decrease)                   (1,750)          (241)         (2,314)            735           4,409           3,635
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001
                                                                                          MAXIM BOND
                                                                                           INDEX        MAXIM CONSERVATIVE PROFILE I
                                                              MAXIM BOND PORTFOLIO        PORTFOLIO            PORTFOLIO
                                                           ---------------------------   ------------------------------------------
                                                           ---------------------------   ------------   ---------------------------
                                                              2002           2001           2002           2002           2001
                                                           ------------   ------------   ------------   ------------   ------------
                                                           ------------   ------------   ------------   ------------   ------------
Maxim Series III Account:                                                                    (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                $      18,151  $      41,853  $         496  $         913  $       2,700
    Net realized gain (loss)                                   (14,524)        (1,984)           138         (9,407)         3,322
    Change in net unrealized appreciation
       (depreciation) on investments                            29,318         12,296            291          4,195         (4,336)
                                                           ------------   ------------   ------------   ------------   ------------
                                                           ------------   ------------   ------------   ------------   ------------

    Increase (decrease) in net assets resulting
       from operations                                          32,945         52,165            925         (4,299)         1,686
                                                           ------------   ------------   ------------   ------------   ------------
                                                           ------------   ------------   ------------   ------------   ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                              499          4,829                                        5,003
    Redemptions                                               (648,249)       (10,179)                                     (37,234)
    Transfers between subaccounts, net                         (27,781)        24,398         37,311        (66,274)           (28)
    Contract maintenance charges                                  (110)          (101)           (40)           (33)            (7)
                                                           ------------   ------------   ------------   ------------   ------------
                                                           ------------   ------------   ------------   ------------   ------------

    Increase (decrease) in net assets resulting from
       contract transactions                                  (675,641)        18,947         37,271        (66,307)       (32,266)
                                                           ------------   ------------   ------------   ------------   ------------
                                                           ------------   ------------   ------------   ------------   ------------

    Total increase (decrease) in net assets                   (642,696)        71,112         38,196        (70,606)       (30,580)

NET ASSETS:
    Beginning of period                                        986,500        915,388              0         93,671        124,251
                                                           ------------   ------------   ------------   ------------   ------------
                                                           ------------   ------------   ------------   ------------   ------------

    End of period                                        $     343,804  $     986,500  $      38,196  $      23,065  $      93,671
                                                           ============   ============   ============   ============   ============
                                                           ============   ============   ============   ============   ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                    35          4,847          3,634          1,585          1,291
    Units redeemed                                             (47,412)        (3,542)           (77)        (7,586)        (4,075)
                                                           ------------   ------------   ------------   ------------   ------------
                                                           ------------   ------------   ------------   ------------   ------------

    Net increase (decrease)                                    (47,377)         1,305          3,557         (6,001)        (2,784)
                                                           ============   ============   ============   ============   ============
                                                           ============   ============   ============   ============   ============


(1) The portfolio commenced investment operations on May 15, 2002.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                       MAXIM FOUNDERS GROWTH &
                                         INCOME PORTOFOLIO             MAXIM GROWTH INDEX PORTFOLIO     MAXIM INDEX 600 PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2002            2001            2002            2001           2002            2001
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment loss              $          (578)$         (664) $       (2,333) $       (7,356)$        (3,160)$        (3,860)
    Net realized gain (loss)                 (26,207)        (2,882)       (166,420)       (111,076)        (28,478)          9,476
    Change in net unrealized depreciation
       on investments                         11,744         (8,381)        (78,336)        (63,536)        (24,085)          5,704
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting
       from operations                       (15,041)       (11,927)       (247,089)       (181,968)        (55,723)         11,320
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                          1,179          2,644          37,011          39,311           8,319           4,907
    Redemptions                              (29,800)          (301)        (42,308)        (25,051)        (84,273)        (34,497)
    Transfers between subaccounts, net           (71)         7,117        (118,165)       (136,380)         19,613           5,089
    Contract maintenance charges                 (60)           (45)           (645)           (453)           (232)           (249)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting from
       contract transactions                 (28,752)         9,415        (124,107)       (122,573)        (56,573)        (24,750)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total decrease in net assets             (43,793)        (2,512)       (371,196)       (304,541)       (112,296)        (13,430)

NET ASSETS:
    Beginning of period                       59,115         61,627         993,634       1,298,175         348,207         361,637
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $        15,322 $       59,115  $      622,438  $      993,634 $       235,911 $       348,207
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                 140          1,715           4,842           4,595           2,082           1,602
    Units redeemed                            (4,583)          (680)        (20,174)        (16,806)         (5,364)         (3,064)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net increase (decrease)                   (4,443)         1,035         (15,332)        (12,211)         (3,282)         (1,462)
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001


                                       MAXIM INVESCO BALANCED                                             MAXIM INVESCO SMALL-CAP
                                              PORTFOLIO                 MAXIM INVESCO ADR PORTFOLIO          GROWTH PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2002            2001            2002            2001           2002            2001
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)     $        11,877 $       22,742  $          489  $       (1,456)$        (8,394)$       (14,356)
    Net realized loss                       (312,337)       (88,274)        (26,250)        (10,799)       (271,781)       (247,096)
    Change in net unrealized depreciation
       on investments                        (49,388)      (254,279)        (15,563)        (56,332)        (15,252)        (97,424)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Decrease in net assets resulting
       from operations                      (349,848)      (319,811)        (41,324)        (68,587)       (295,427)       (358,876)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                         42,094         58,126           6,544             995           8,381          15,984
    Redemptions                             (219,291)      (197,869)        (31,207)        (29,982)        (90,877)        (61,423)
    Transfers between subaccounts, net      (280,300)       (77,104)        (26,415)         (5,028)       (169,693)       (202,978)
    Contract maintenance charges                (962)          (803)           (177)           (155)           (573)           (692)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Decrease in net assets resulting from
       contract transactions                (458,459)      (217,650)        (51,255)        (34,170)       (252,762)       (249,109)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total decrease in net assets            (808,307)      (537,461)        (92,579)       (102,757)       (548,189)       (607,985)

NET ASSETS:
    Beginning of period                    2,039,153      2,576,614         302,225         404,982       1,008,020       1,616,005
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $     1,230,846 $    2,039,153  $      209,646  $      302,225 $       459,831 $     1,008,020
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                              12,042         15,609           2,412           2,036             892           8,219
    Units redeemed                           (48,998)       (27,593)         (6,417)         (4,227)        (13,599)        (16,702)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net decrease                             (36,956)       (11,984)         (4,005)         (2,191)        (12,707)         (8,483)
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                         MAXIM LOOMIS SAYLES BOND         MAXIM MODERATE PROFILE I       MAXIM MODERATELY AGGRESSIVE
                                               PORTFOLIO                         PORTFOLIO                  PROFILE I PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2002            2001            2002            2001           2002            2001
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)     $        16,696 $       64,319  $        2,594  $        3,770 $          (719)$         2,520
    Net realized gain (loss)                (110,087)       (16,299)         (3,673)          6,998         (88,752)         11,872
    Change in net unrealized depreciation
       on investments                        136,411        (36,534)        (27,452)        (25,636)         25,431         (36,533)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting
       from operations                        43,020         11,486         (28,531)        (14,868)        (64,040)        (22,141)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                         14,111          1,379          11,669          51,293          15,269          83,107
    Redemptions                             (652,668)       (33,209)        (17,947)        (33,113)        (48,387)         (8,730)
    Transfers between subaccounts, net        10,375        (39,374)          3,360          (5,565)       (204,286)         11,067
    Contract maintenance charges                (111)          (118)           (161)           (169)           (111)           (207)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting from
       contract transactions                (628,293)       (71,322)         (3,079)         12,446        (237,515)         85,237
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total increase (decrease) in net assets (585,273)       (59,836)        (31,610)         (2,422)       (301,555)         63,096

NET ASSETS:
    Beginning of period                      849,238        909,074         291,179         293,601         445,448         382,352
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $       263,965 $      849,238  $      259,569  $      291,179 $       143,893 $       445,448
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                               3,330          1,768           1,713           4,113           1,400          10,905
    Units redeemed                           (40,984)        (6,193)         (2,040)         (3,334)        (24,901)         (3,737)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net increase (decrease)                  (37,654)        (4,425)           (327)            779         (23,501)          7,168
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001


                                       MAXIM MODERATELY CONSERVATIVE
                                           PROFILE I PORTFOLIO           MAXIMI MONEY MARKET PORFOLIO    MAXIM STOCK INDEX PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2002            2001            2002            2001           2002            2001
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)     $           310 $          910  $        2,859  $       40,164 $        (8,176)$       (21,094)
    Net realized gain (loss)                  (7,578)         1,133                                        (178,315)        136,537
    Change in net unrealized depreciation
       on investments                          3,142         (2,902)                                       (535,819)       (652,263)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting
       from operations                        (4,126)          (859)          2,859          40,164        (722,310)       (536,820)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                        17,593         240,041          12,494          17,765
    Redemptions                              (10,000)       (10,000)       (357,019)       (482,739)       (325,704)       (241,709)
    Transfers between subaccounts, net       (23,293)        (7,740)        328,541         462,913        (287,141)       (243,063)
    Contract maintenance charges                 (27)           (27)           (198)           (253)         (1,416)         (1,814)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting from
       contract transactions                 (33,320)       (17,767)        (11,083)        219,962        (601,767)       (468,821)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total increase (decrease) in net assets  (37,446)       (18,626)         (8,224)        260,126      (1,324,077)     (1,005,641)

NET ASSETS:
    Beginning of period                       46,604         65,230       1,568,671       1,308,545       3,317,356       4,322,997
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $         9,158 $       46,604  $    1,560,447  $    1,568,671 $     1,993,279 $     3,317,356
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                               1,148                         48,773         317,982           1,856           2,737
    Units redeemed                            (4,444)        (1,580)        (49,535)       (301,217)        (32,239)        (21,597)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net increase (decrease)                   (3,296)        (1,580)           (762)         16,765         (30,383)        (18,860)
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                          MAXIM T. ROWE PRICE           MAXIM T.ROWE PRICE MIDCAP         MAXIM U.S.GOVERNMENT
                                        EQUITY/INCOME PORTFOLIO           GROWTH PORTFOLIO                SECURITIES PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2002            2001            2002            2001           2002            2001
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)     $         3,357 $        3,574  $       (4,988) $       (7,007)$        10,430 $         8,475
    Net realized gain (loss)                 (33,250)        34,800         (32,549)         (7,286)            844           3,980
    Change in net unrealized appreciation
       (depreciation) on investments        (187,407)       (33,322)        (80,023)         (3,226)          6,479          (3,544)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting
       from operations                      (217,300)         5,052        (117,560)        (17,519)         17,753           8,911
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                         42,480         39,752           2,727           4,536           1,854           5,825
    Redemptions                              (90,985)      (139,988)        (65,866)         (1,990)        (16,067)         (8,320)
    Transfers between subaccounts, net       (57,744)         9,693        (104,591)        (45,645)        132,074          60,474
    Contract maintenance charges                (886)          (653)           (215)           (240)           (164)           (127)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting from
       contract transactions                (107,135)       (91,196)       (167,945)        (43,339)        117,697          57,852
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total increase (decrease) in net assets (324,435)       (86,144)       (285,505)        (60,858)        135,450          66,763

NET ASSETS:
    Beginning of period                    1,522,096      1,608,240         580,103         640,961         209,954         143,191
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $     1,197,661 $    1,522,096  $      294,598  $      580,103 $       345,404 $       209,954
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                               4,848          7,022           1,348           3,518          14,259           9,056
    Units redeemed                            (9,017)        (9,587)        (13,846)         (6,402)         (6,931)         (5,104)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net increase (decrease)                   (4,169)        (2,565)        (12,498)         (2,884)          7,328           3,952
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                NEUBERGER & BERMAN AMT    TEMPLETON FTVIPT FOREIGN
                                                   MAXIM VALUE INDEX PORTFOLIO   PARTNERS PROTFOLIO     SECURITIES CLASS 1 PORTFOLIO
                                                   --------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------   ---------------------
                                                       2002          2001           2002          2001           2002      001
                                                   -------------  ------------  -------------  ------------   ------------ --------
                                                   -------------  ------------  -------------  ------------   ------------ --------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)                 $          677 $         (89)$           62 $        (384) $       2,609 $  6,075
    Net realized gain (loss)                            (15,342)        3,058        (26,538)        8,493         (1,072)  31,366
    Change in net unrealized depreciation
       on investments                                   (18,920)      (28,555)       (60,050)      (17,913)       (44,150) (77,128)
                                                   -------------  ------------  -------------  ------------   ------------ --------
                                                   -------------  ------------  -------------  ------------   ------------ --------

    Decrease in net assets resulting
       from operations                                  (33,585)      (25,586)       (86,526)       (9,804)       (42,613) (39,687)
                                                   -------------  ------------  -------------  ------------   ------------ --------
                                                   -------------  ------------  -------------  ------------   ------------ --------

CONTRACT TRANSACTIONS:
    Purchase payments                                     4,638           500         31,130        37,825         29,905   31,457
    Redemptions                                                                       (4,680)       (9,654)        (2,461)  (5,463)
    Transfers between subaccounts, net                  (16,919)           36            876        10,225           (890) (18,222)
    Contract maintenance charges                            (37)          (58)          (273)                        (185)
                                                   -------------  ------------  -------------  ------------   ------------ --------
                                                   -------------  ------------  -------------  ------------   ------------ --------

    Increase (decrease) in net assets resulting from
       contract transactions                            (12,318)          478         27,053        38,396         26,369    7,772
                                                   -------------  ------------  -------------  ------------   ------------ --------
                                                   -------------  ------------  -------------  ------------   ------------ --------

    Total increase (decrease) in net assets             (45,903)      (25,108)       (59,473)       28,592        (16,244) (31,915)

NET ASSETS:
    Beginning of period                                 141,851       166,959        319,064       290,472        207,007  238,922
                                                   -------------  ------------  -------------  ------------   ------------ --------
                                                   -------------  ------------  -------------  ------------   ------------ --------

    End of period                                $       95,948 $     141,851 $      259,591 $     319,064  $     190,763 $207,007
                                                   =============  ============  =============  ============   ============ ========
                                                   =============  ============  =============  ============   ============ ========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                            471         3,671          9,069         4,620          3,201    4,311
    Units redeemed                                       (2,040)       (3,899)        (6,671)         (934)          (413)  (3,638)
                                                   -------------  ------------  -------------  ------------   ------------ --------
                                                   -------------  ------------  -------------  ------------   ------------ --------

    Net increase (decrease)                              (1,569)         (228)         2,398         3,686          2,788      673
                                                   =============  ============  =============  ============   ============ ========
                                                   =============  ============  =============  ============   ============ ========


The accompanying notes are an integral part of these financial statements.                                              (Continued)
MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                                                    TOTAL MAXIM SERIES III ACCOUNT
                                                                                                    -----------------------------
                                                                                                    -----------------------------
                                                                                                        2002           2001
                                                                                                    -------------  --------------
                                                                                                    -------------  --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                                                         $       40,213 $       140,020
    Net realized loss                                                                                 (1,352,830)       (312,626)
    Change in net unrealized depreciation
       on investments                                                                                 (1,166,935)     (1,329,004)
                                                                                                    -------------  --------------
                                                                                                    -------------  --------------

    Decrease in net assets resulting
       from operations                                                                                (2,479,552)     (1,501,610)
                                                                                                    -------------  --------------
                                                                                                    -------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                                                    384,485         907,321
    Redemptions                                                                                       (2,860,033)     (1,555,744)
    Transfers between subaccounts, net                                                                  (800,138)        (62,232)
    Contract maintenance charges                                                                          (8,148)         (7,057)
                                                                                                    -------------  --------------
                                                                                                    -------------  --------------

    Decrease in net assets resulting from
       contract transactions                                                                          (3,283,834)       (717,712)
                                                                                                    -------------  --------------
                                                                                                    -------------  --------------

    Total decrease in net assets                                                                      (5,763,386)     (2,219,322)

NET ASSETS:
    Beginning of period                                                                               17,222,913      19,442,235
                                                                                                    -------------  --------------
                                                                                                    -------------  --------------

    End of period                                                                                 $   11,459,527 $    17,222,913
                                                                                                    =============  ==============
                                                                                                    =============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                                         138,547         714,153
    Units redeemed                                                                                      (367,991)       (738,084)
                                                                                                    -------------  --------------
                                                                                                    -------------  --------------

    Net decrease                                                                                        (229,444)        (23,931)
                                                                                                    =============  ==============
                                                                                                    =============  ==============


The accompanying notes are an integral part of these financial statements.                                            (Concluded)

                                                                                                     MAXIM MONEY      MAXIM STOCK
                                                                                                        MARKET           INDEX
                                                                      MAXIM BOND PORTFOLIO            PORTFOLIO        PORTFOLIO
                                                               ----------------------------------   ------------------------------
                                                               ----------------------------------   ----------------  ------------
Maxim Series I Account:                                           Qualified       Non-Qualified
Expenses as a % of net assets                                       1.25              1.25               1.25          1.25

          2002

--------------------------
--------------------------
 Ending Unit Value                                                     $ 40.56           $ 44.76            $ 26.14       $ 60.20
 Number of Units Outstanding                                               181             1,192                338           173
 Net Assets (000's)                                                        $ 7              $ 54                $ 9          $ 10
 Total Return                                                            7.70%             7.73%              0.15%       (23.05%)

          2001

--------------------------
--------------------------
 Ending Unit Value                                                     $ 37.66           $ 41.55            $ 26.10       $ 78.23
 Number of Units Outstanding                                               181             1,193              1,391           173
 Net Assets (000's)                                                        $ 7              $ 49               $ 36          $ 14
 Total Return                                                            5.76%             5.75%              2.50%       (12.84%)

          2000

--------------------------
--------------------------
 Ending Unit Value                                                     $ 35.61           $ 39.29            $ 25.46       $ 89.76
 Number of Units Outstanding                                               175             2,487              1,394           182
 Net Assets (000's)                                                        $ 6              $ 98               $ 35          $ 16
 Total Return                                                            6.01%             6.25%              4.73%        (8.97%)

          1999

--------------------------
--------------------------
 Ending Unit Value                                                     $ 33.59           $ 36.98            $ 24.31       $ 98.60
 Number of Units Outstanding                                               175             3,754              1,396           182
 Net Assets (000's)                                                        $ 6             $ 139               $ 34          $ 18
 Total Return                                                           (1.50%)           (1.52%)             3.53%        18.00%

          1998

--------------------------
--------------------------
 Ending Unit Value                                                     $ 34.10           $ 37.55            $ 23.48       $ 83.56
 Number of Units Outstanding                                               175             2,462              1,399           182
 Net Assets (000's)                                                        $ 6              $ 92               $ 33          $ 15
 Total Return                                                            5.21%             5.33%              4.03%        24.77%

                                                                                                                       (Continued)


                                   MAXIM BOND PORTFOLIO             MAXIM MONEY MARKET PORTFOLIO        MAXIM STOCK INDEX PORTFOLIO
                             ----------------------------------   ------------------------------------------------------------------
                             ----------------------------------   ----------------------------------  ------------------------------
Maxim Series II Account:        Qualified       Non-Qualified                                      Qualified        Non-Qualified
Expenses as a % of net assets     1.40              1.40               1.25        1.40              1.40               1.40

          2002

--------------------------
--------------------------
 Ending Unit Value                  $ 33.12            $ 32.86           $ 20.24      $ 20.45           $ 49.32            $ 48.59
 Number of Units Outstanding         24,867             26,276            31,976       35,824           125,837             92,294
 Net Assets (000's)                   $ 828              $ 864             $ 647        $ 733           $ 6,208            $ 4,610
 Total Return                         7.57%              7.56%             0.15%       (0.05%)          (23.03%)           (23.04%)

          2001

--------------------------
--------------------------
 Ending Unit Value                  $ 30.79            $ 30.55           $ 20.21      $ 20.46           $ 64.08            $ 63.14
 Number of Units Outstanding         27,398             27,757            29,989       34,028           159,950             99,712
 Net Assets (000's)                   $ 844              $ 848             $ 606        $ 696          $ 10,249            $ 6,296
 Total Return                         5.59%              5.60%             2.38%        2.35%           (12.89%)           (12.89%)

          2000

--------------------------
--------------------------
 Ending Unit Value                  $ 29.16            $ 28.93           $ 19.74      $ 19.99           $ 73.56            $ 72.48
 Number of Units Outstanding         33,669             31,913            33,452       51,322           176,260            111,222
 Net Assets (000's)                   $ 982              $ 923             $ 660      $ 1,026          $ 12,966            $ 8,061
 Total Return                         6.07%              6.09%             4.56%        4.55%            (9.24%)            (9.24%)

          1999

--------------------------
--------------------------
 Ending Unit Value                  $ 27.49            $ 27.27           $ 18.88      $ 19.12           $ 81.05            $ 79.86
 Number of Units Outstanding         40,427             38,994            55,579       68,210           198,848            139,977
 Net Assets (000's)                 $ 1,111            $ 1,063           $ 1,049      $ 1,304          $ 16,117           $ 11,179
 Total Return                        (1.65%)            (1.66%)            3.40%        3.41%            18.08%             18.07%

          1998

--------------------------
--------------------------
 Ending Unit Value                  $ 27.95            $ 27.73           $ 18.26      $ 18.49           $ 68.64            $ 67.64
 Number of Units Outstanding         47,075             48,413            59,012       45,709           232,642            158,083
 Net Assets (000's)                 $ 1,316            $ 1,342           $ 1,078        $ 845          $ 15,969           $ 10,693
 Total Return                         5.19%              5.20%             3.69%        3.70%            25.05%             25.05%

                                                                                                                        (Continued)


                                                                                                     MAXIM U.S. GOVERNMENT
                                                                                                      SECURITIES PORTFOLIO
                                                                                               ----------------------------------
                                                                                               ----------------------------------
Maxim Series II Account:                                                                          Qualified       Non-Qualified
Expenses as a % of net assets                                                                       1.40              1.40

          2002
--------------------------
--------------------------
 Ending Unit Value                                                                                    $ 32.25            $ 32.57
 Number of Units Outstanding                                                                           61,577            104,491
 Net Assets (000's)                                                                                   $ 1,994            $ 3,406
 Total Return                                                                                           8.29%              8.28%

          2001
--------------------------
--------------------------
 Ending Unit Value                                                                                    $ 29.78            $ 30.08
 Number of Units Outstanding                                                                           67,989            113,524
 Net Assets (000's)                                                                                   $ 2,025            $ 3,415
 Total Return                                                                                           5.57%              5.58%

          2000
--------------------------
--------------------------
 Ending Unit Value                                                                                    $ 28.21            $ 28.49
 Number of Units Outstanding                                                                           80,259            138,456
 Net Assets (000's)                                                                                   $ 2,264            $ 3,945
 Total Return                                                                                           9.09%              9.07%

          1999
--------------------------
--------------------------
 Ending Unit Value                                                                                    $ 25.86            $ 26.12
 Number of Units Outstanding                                                                           94,212            151,711
 Net Assets (000's)                                                                                   $ 2,436            $ 3,963
 Total Return                                                                                          (1.07%)            (1.10%)

          1998
--------------------------
--------------------------
 Ending Unit Value                                                                                    $ 26.14            $ 26.41
 Number of Units Outstanding                                                                          112,993            205,160
 Net Assets (000's)                                                                                   $ 2,954            $ 5,418
 Total Return                                                                                           5.28%              5.30%

                                                                                                                      (Continued)

                               DREYFUS STOCK    FIDELITY VIP II     JANUS ASPEN         MAXIM         MAXIM ARIEL    MAXIM ARIEL
                             INDEX PORTFOLIO      CONTRAFUND     SERIES FLEXIBLE     AGGRESSIVE      MIDCAP VALUE     SMALL-CAP
                                                  PORTFOLIO           INCOME         PROFILE I        PORTFOLIO         VALUE
                                                                    PORTFOLIO        PORTFOLIO                        PORTFOLIO
                             -----------------------------------------------------------------------------------------------------
                             --------------   ----------------   --------------   --------------   --------------   --------------
Maxim Series III Account:

Expenses as a % of net assets    0.50              1.25              0.50             1.25             1.25             1.25

          2002
--------------------------
--------------------------
 Ending Unit Value                  $ 7.31            $ 10.26          $ 12.60           $ 9.51          $ 24.83          $ 22.45
 Number of Units Outstanding        46,181             15,923           14,958            4,426           27,764           10,923
 Net Assets (000's)                  $ 338              $ 163            $ 188             $ 42            $ 689            $ 245
 Total Return                      (22.73%)           (10.47%)           9.95%          (18.65%)         (11.89%)          (7.42%)

          2001
--------------------------
--------------------------
 Ending Unit Value                  $ 9.46            $ 11.46          $ 11.46          $ 11.69          $ 28.18          $ 24.25
 Number of Units Outstanding        42,847             25,897            9,916            6,176           30,078            6,514
 Net Assets (000's)                  $ 405              $ 297            $ 114             $ 72            $ 848            $ 158
 Total Return                      (12.65%)           (13.38%)           7.20%           (6.93%)          16.69%           14.17%

          2000
--------------------------
--------------------------
 Ending Unit Value                 $ 10.83            $ 13.23          $ 10.69          $ 12.56          $ 24.15          $ 21.24
 Number of Units Outstanding        30,255             33,124            9,047            6,417           29,343            2,879
 Net Assets (000's)                  $ 328              $ 438             $ 97             $ 81            $ 709             $ 61
 Total Return                       (9.75%)            (7.80%)           5.74%           (7.99%)          17.23%           25.09%

          1999
--------------------------
--------------------------
 Ending Unit Value                 $ 12.00            $ 14.35          $ 10.11          $ 13.65          $ 20.60          $ 16.98
 Number of Units Outstanding        35,510             11,336           13,309            6,019           51,895            5,405
 Net Assets (000's)                  $ 426              $ 163            $ 135             $ 82          $ 1,069             $ 92
 Total Return                       20.00%             22.75%            1.10%           20.26%           (0.96%)          (6.96%)

          1998
--------------------------
--------------------------
 Ending Unit Value                                    $ 11.69                           $ 11.35          $ 20.80          $ 18.25
 Number of Units Outstanding                                -                             2,228           52,202            5,611
 Net Assets (000's)                                       $ -                              $ 25          $ 1,086            $ 102
 Total Return                                          16.90%                            13.50%           32.06%            6.91%

                                                                                                                       (Continued)


                               MAXIM BOND       MAXIM BOND           MAXIM        MAXIM FOUNDERS    MAXIM GROWTH INDEX PORTFOLIO
                               PORTFOLIO     INDEX PORTFOLIO     CONSERVATIVE    GROWTH & INCOME
                                                                  PROFILE I         PORTFOLIO
                                                                  PORTFOLIO

                            -------------------------------------------------------------------------------------------------------
                            ---------------  ---------------  ----------------   --------------   ---------------------------------
Maxim Series III Account:

Expenses as a % of net assets    1.25             1.25             1.25              1.25             0.50              1.25

          2002
--------------------------
--------------------------
 Ending Unit Value                 $ 15.17          $ 10.74           $ 11.47           $ 6.35           $ 6.37             $ 8.50
 Number of Units Outstanding        22,660            3,557             2,011            2,412           37,168             45,398
 Net Assets (000's)                  $ 344             $ 38              $ 23             $ 15            $ 237              $ 385
 Total Return                        7.67%            7.40%            (1.88%)         (26.33%)         (24.44%)           (24.98%)

          2001
--------------------------
--------------------------
 Ending Unit Value                 $ 14.09                            $ 11.69           $ 8.62           $ 8.43            $ 11.33
 Number of Units Outstanding        70,037                              8,012            6,855           39,917             57,981
 Net Assets (000's)                  $ 987                               $ 94             $ 59            $ 337              $ 657
 Total Return                        5.78%                              1.56%          (18.60%)         (13.54%)           (14.23%)

          2000
--------------------------
--------------------------
 Ending Unit Value                 $ 13.32                            $ 11.51          $ 10.59           $ 9.75            $ 13.21
 Number of Units Outstanding        68,732                             10,796            5,820           45,192             64,917
 Net Assets (000's)                  $ 916                              $ 124             $ 62            $ 441              $ 858
 Total Return                        6.22%                              4.54%          (20.61%)         (22.74%)           (23.33%)

          1999
--------------------------
--------------------------
 Ending Unit Value                 $ 12.54                            $ 11.01          $ 13.34          $ 12.62            $ 17.23
 Number of Units Outstanding        64,053                             17,411            5,962           28,151             26,778
 Net Assets (000's)                  $ 803                              $ 192             $ 80            $ 355              $ 461
 Total Return                       (1.49%)                             3.57%           13.63%           26.20%             25.31%

          1998
--------------------------
--------------------------
 Ending Unit Value                 $ 12.73                            $ 10.63          $ 11.74                             $ 13.75
 Number of Units Outstanding        58,959                             15,432            1,025                              45,896
 Net Assets (000's)                  $ 751                              $ 164             $ 12                               $ 631
 Total Return                        5.29%                              6.30%           17.40%                              37.50%

                                                                                                                        (Continued)

                                MAXIM INDEX         MAXIM INVESCO BALANCED         MAXIM INVESCO     MAXIM INVESCO      MAXIM
                              600 PORTFOLIO               PORTFOLIO               ADR PORTFOLIO       SMALL-CAP        LOOMIS
                                                                                                        GROWTH       SAYLES BOND
                                                                                                      PORTFOLIO       PORTFOLIO
                             -----------------------------------------------------------------------------------------------------
                             --------------   -------------------------------   ----------------   --------------   --------------
Maxim Series III Account:

Expenses as a % of net assets    1.25             0.50             1.25              1.25              1.25             1.25

          2002
--------------------------
--------------------------
 Ending Unit Value                 $ 16.94           $ 8.19          $ 11.68            $ 12.37          $ 17.90          $ 17.73
 Number of Units Outstanding        13,926           47,360           72,137             16,951           25,685           14,888
 Net Assets (000's)                  $ 236            $ 388            $ 843              $ 210            $ 460            $ 264
 Total Return                      (16.30%)         (17.44%)         (18.09%)           (14.22%)         (31.84%)           9.72%

          2001
--------------------------
--------------------------
 Ending Unit Value                 $ 20.24           $ 9.92          $ 14.26            $ 14.42          $ 26.26          $ 16.16
 Number of Units Outstanding        17,208           44,126          112,327             20,956           38,392           52,542
 Net Assets (000's)                  $ 348            $ 438          $ 1,601              $ 302          $ 1,008            $ 849
 Total Return                        4.49%          (12.44%)         (13.05%)           (17.60%)         (23.82%)           1.25%

          2000
--------------------------
--------------------------
 Ending Unit Value                 $ 19.37          $ 11.33          $ 16.40            $ 17.50          $ 34.47          $ 15.96
 Number of Units Outstanding        18,670           36,675          131,762             23,147           46,875           56,967
 Net Assets (000's)                  $ 362            $ 416          $ 2,161              $ 405          $ 1,616            $ 909
 Total Return                        8.88%           (2.50%)          (3.42%)           (11.26%)         (13.48%)           3.30%

          1999
--------------------------
--------------------------
 Ending Unit Value                 $ 17.79          $ 11.62          $ 16.98            $ 19.72          $ 39.84          $ 15.45
 Number of Units Outstanding        20,517           29,428          122,502             27,044           34,724           60,769
 Net Assets (000's)                  $ 365            $ 342          $ 2,080              $ 533          $ 1,383            $ 939
 Total Return                       10.50%           16.20%           15.27%             21.13%           78.57%            3.62%

          1998
--------------------------
--------------------------
 Ending Unit Value                 $ 16.10                           $ 14.73            $ 16.28          $ 22.31          $ 14.91
 Number of Units Outstanding        19,021                           147,158             35,311           44,666           77,918
 Net Assets (000's)                  $ 306                           $ 2,168              $ 575            $ 996          $ 1,162
 Total Return                       (2.84%)                           17.00%              9.26%           16.14%            2.12%

                                                                                                                       (Continued)


                             MAXIM MODERATE    MAXIM MODERATELY   MAXIM MODERATELY     MAXIM MONEY MARKET PORFOLIO     MAXIM STOCK
                               PROFILE I     AGGRESSIVE PROFILE     CONSERVATIVE                                          INDEX
                               PORTFOLIO         I PORTFOLIO         PROFILE I                                          PORTFOLIO
                                                                     PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
                            --------------   -----------------   -----------------  -------------------------------   --------------
Maxim Series III Account:
Expenses as a % of net assets   1.25               1.25                1.25             0.50             1.25             1.25

          2002
-------------------------
-------------------------
 Ending Unit Value                $ 10.67             $ 10.34             $ 10.44         $ 11.46          $ 12.68          $ 18.56
 Number of Units Outstanding       24,329              13,911                 877          13,945          110,458          107,411
 Net Assets (000's)                 $ 260               $ 144                 $ 9           $ 160          $ 1,400          $ 1,993
 Total Return                      (9.65%)            (13.18%)             (6.54%)          0.88%            0.16%          (22.89%)

          2001
-------------------------
-------------------------
 Ending Unit Value                $ 11.81             $ 11.91             $ 11.17         $ 11.36          $ 12.66          $ 24.07
 Number of Units Outstanding       24,656              37,412               4,173          12,592          112,573          137,794
 Net Assets (000's)                 $ 291               $ 445                $ 47           $ 143          $ 1,426          $ 3,317
 Total Return                      (3.98%)             (5.78%)             (1.50%)          3.27%            2.43%          (12.79%)

          2000
-------------------------
-------------------------
 Ending Unit Value                $ 12.30             $ 12.64             $ 11.34         $ 11.00          $ 12.36          $ 27.60
 Number of Units Outstanding       23,877              30,244               5,753          22,900           85,500          156,654
 Net Assets (000's)                 $ 294               $ 382                $ 65           $ 252          $ 1,057          $ 4,324
 Total Return                      (2.61%)             (5.53%)             (1.73%)          5.47%            4.75%           (9.06%)

          1999
-------------------------
-------------------------
 Ending Unit Value                $ 12.63             $ 13.38             $ 11.54         $ 10.43          $ 11.80          $ 30.35
 Number of Units Outstanding       29,200              32,080               5,942           4,194          278,853          124,499
 Net Assets (000's)                 $ 369               $ 429                $ 69            $ 44          $ 3,290          $ 3,779
 Total Return                      15.03%              20.54%               6.95%           4.30%            3.51%           18.23%

          1998

-------------------------
-------------------------
 Ending Unit Value                $ 10.98             $ 11.10             $ 10.79                          $ 11.40          $ 25.67
 Number of Units Outstanding       21,309              13,301               6,876                           72,950          154,519
 Net Assets (000's)                 $ 234               $ 148                $ 74                            $ 832          $ 3,967
 Total Return                       9.80%              11.00%               7.90%                            3.92%           25.22%

                                                                                                                         (Continued)


                                    MAXIM T. ROWE PRICE           MAXIM T. ROWE      MAXIM U.S.       MAXIM VALUE    NEUBERGER &
                                  EQUITY/INCOME PORTFOLIO         PRICE MIDCAP       GOVERNMENT    INDEX PORTFOLIO   BERMAN AMT
                                                                GROWTH PORTFOLIO     SECURITIES                       PARTNERS
                                                                                     PORTFOLIO                        PORTFOLIO
                             -----------------------------------------------------------------------------------------------------
                             -------------------------------   ----------------   --------------   --------------   --------------
Maxim Series III Account:

Expenses as a % of net assets    0.50             1.25              1.25              1.25             1.25             0.50

          2002
--------------------------
--------------------------
 Ending Unit Value                 $ 10.10          $ 20.45            $ 12.19          $ 16.06           $ 8.97           $ 7.83
 Number of Units Outstanding        30,041           43,736             24,170           21,503           10,694           33,154
 Net Assets (000's)                  $ 303            $ 895              $ 295            $ 345             $ 96            $ 260
 Total Return                      (13.60%)         (14.22%)           (22.95%)           8.44%          (22.47%)         (24.49%)

          2001
--------------------------
--------------------------
 Ending Unit Value                 $ 11.69          $ 23.84            $ 15.82          $ 14.81          $ 11.57          $ 10.37
 Number of Units Outstanding        27,642           50,304             36,668           14,175           12,263           30,756
 Net Assets (000's)                  $ 323          $ 1,199              $ 580            $ 210            $ 142            $ 319
 Total Return                        1.12%            0.38%             (2.41%)           5.71%          (13.46%)          (3.36%)

          2000
--------------------------
--------------------------
 Ending Unit Value                 $ 11.56          $ 23.75            $ 16.21          $ 14.01          $ 13.37          $ 10.73
 Number of Units Outstanding        24,910           55,601             39,552           10,223           12,491           27,070
 Net Assets (000's)                  $ 288          $ 1,321              $ 641            $ 143            $ 167            $ 290
 Total Return                       12.34%           11.50%              6.02%            9.20%            4.05%            0.47%

          1999
--------------------------
--------------------------
 Ending Unit Value                 $ 10.29          $ 21.30            $ 15.29          $ 12.83          $ 12.85          $ 10.68
 Number of Units Outstanding        19,744           75,493             10,285           22,422            2,992           18,815
 Net Assets (000's)                  $ 203          $ 1,608              $ 157            $ 288             $ 38            $ 201
 Total Return                        2.90%            2.11%             23.11%           (0.93%)          10.02%            6.80%

          1998
--------------------------
--------------------------
 Ending Unit Value                                  $ 20.86            $ 12.42          $ 12.95          $ 11.68
 Number of Units Outstanding                         88,484             10,161           28,453            1,678
 Net Assets (000's)                                 $ 1,846              $ 126            $ 368             $ 20
 Total Return                                         7.58%             24.20%            5.89%           16.80%

                                                                                                                       (Continued)


                                                                                                                    TEMPLETON
                                                                                                                 FTVIPT FOREIGN
                                                                                                                    SECURITIES
                                                                                                                     CLASS 1
                                                                                                                    PORTFOLIO
                                                                                                                ------------------
                                                                                                                ------------------
Maxim Series III Account:

Expenses as a % of net assets                                                                                         0.50

           2002
----------------------------
----------------------------
 Ending Unit Value                                                                                                         $ 8.14
 Number of Units Outstanding                                                                                               23,432
 Net Assets (000's)                                                                                                         $ 191
 Total Return                                                                                                             (18.84%)

           2001
----------------------------
----------------------------
 Ending Unit Value                                                                                                        $ 10.03
 Number of Units Outstanding                                                                                               20,644
 Net Assets (000's)                                                                                                         $ 207
 Total Return                                                                                                             (16.14%)

           2000
----------------------------
----------------------------
 Ending Unit Value                                                                                                        $ 11.96
 Number of Units Outstanding                                                                                               19,971
 Net Assets (000's)                                                                                                         $ 239
 Total Return                                                                                                              (2.69%)

           1999
----------------------------
----------------------------
 Ending Unit Value                                                                                                        $ 12.29
 Number of Units Outstanding                                                                                               10,981
 Net Assets (000's)                                                                                                         $ 135
 Total Return                                                                                                              22.90%

                                                                                                                     (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002

1. ORGANIZATION

      The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law. In 1990, the Series Account was conformed to comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

      As of September 24, 1984, the administrative charges of the Series Account were changed by a vote of the Board of Directors. Contracts purchased through September 24, 1984 (Maxim Series I) were and will remain subject to the previous charges while the contracts purchased after September 24, 1984 (Maxim Series II) are charged with the new amounts (see Note 4). As a result of changes in the administrative charges, the contracts purchased after September 24, 1984 are being accounted for separately.

      As of September 19, 1994 the Company began offering a new contract in the Series Account (Maxim Series III MVP contracts). The administrative charges for these contracts differ from the administrative charges for the contracts in the Maxim Series I and Maxim Series II (see Note 4) and are therefore accounted for separately. On September 1, 1998, the Company began offering an additional contract within Maxim Series III, the AICPA contracts. The administrative charges for these contracts is different from the charges for the MVP contracts within Maxim Series III (see Note
      4).

      Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.    SIGNIFICANT ACCOUNTING POLICIES Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Series Account.

      Security Transactions

      Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

      Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

      Contracts in the Payout Phase

      Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

      Federal Income Taxes

      The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

      Net Transfers

      Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company.

      Investment Income Ratio

      The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3. PURCHASES AND SALES OF INVESTMENTS

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                              Purchases            Sales
                                                            ---------------    ---------------
      Maxim Series I Account:

      Maxim Bond Portfolio                               $           3,047  $             765
      Maxim Money Market Portfolio                                     434             27,905
      Maxim Stock Index Portfolio                                    1,052                168
                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Total                                              $                  $
                                                            ===============    ===============
                                                            ===============    ===============



                                                              Purchases            Sales

                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Maxim Series II Account:

      Maxim Bond Portfolio                               $          87,830  $         151,550
      Maxim Money Market Portfolio                                 334,344            257,400
      Maxim Stock Index Portfolio                                1,145,625          2,445,887
      Maxim U.S. Government Securities Portfolio                   476,739            736,607
                                                            ---------------    ---------------
                                                            ---------------    ---------------

      Total                                              $                  $
                                                            ===============    ===============

                                                              Purchases            Sales

                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Maxim Series III Account:

      Dreyfus Stock Index Portfolio                      $          39,583  $           5,727
      Fidelity VIP II Contrafund Portfolio                           4,348            111,847
      Janus Aspen Series Flexible Income Portfolio                  70,992              1,607
      Maxim Aggressive Profile I Portfolio                           2,336             18,709
      Maxim Ariel MidCap Value Portfolio                           153,832            202,534
      Maxim Ariel Small-Cap Value Portfolio                        140,041             19,305
      Maxim Bond Portfolio                                          25,980            683,623
      Maxim Bond Index Portfolio                                    38,808                923
      Maxim Conservative Profile I Portfolio                        19,857             85,267
      Maxim Founders Growth & Income Portfolio                       1,185             30,525
      Maxim Growth Index Portfolio                                  42,084            168,576
      Maxim Index 600 Portfolio                                     43,398            101,659
      Maxim INVESCO Balanced Portfolio                             165,142            609,247
      Maxim INVESCO ADR Portfolio                                   38,706             89,494
      Maxim INVESCO Small-Cap Growth Portfolio                      18,043            279,330
      Maxim Loomis Sayles Bond Portfolio                            77,751            689,488
      Maxim Moderate Profile I Portfolio                            26,188             26,681
      Maxim Moderately Aggressive Profile I Portfolio               20,464            258,770
      Maxim Moderately Conservative Profile I Portfolio             13,327             46,346
      Maxim Money Market Portfolio                                 613,115            627,619
      Maxim Stock Index Portfolio                                  247,224            670,771
      Maxim T. Rowe Price Equity/Income Portfolio                  104,716            193,788
      Maxim T. Rowe Price MidCap Growth Portfolio                   20,468            193,469
      Maxim U.S. Government Securities Portfolio                   235,771            107,611
      Maxim Value Index Portfolio                                    6,803             18,455
      Neuberger & Berman AMT Partners Portfolio                     80,174             50,344
      Templeton FTVIPT Foreign Securities Class I                   33,055              1,318
      Portfolio
                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Total                                              $                  $
                                                            ===============    ===============


4. EXPENSES AND RELATED PARTY TRANSACTIONS

      Below is a description of the types of charges assessed by the separate account. The chart that follows the descriptions indicates the fees for each product.

      Contract Maintenance Charge (or Certificate Maintenance Charge, as applicable)

      On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners (or certificate owners in the case of the AICPA contracts). If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining.

      Charges Incurred for Total or Partial Surrenders

      Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" for Maxim III MVP contracts is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

      Deductions for Assumption of Mortality and Expense Risks

      The Company deducts an amount, computed daily, from the net asset value of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks. The level of the charge is guaranteed and will not change.

      Deductions for Premium Taxes

      The Company currently will pay any applicable premium tax or other tax, levied by the government, when due. If the contract value is used to purchase an annuity under the annuity options, the dollar amount of any premium tax previously paid or payable upon annuitization by the Company will be charged against the contract value.

      Fee Table

                                              Maxim I       Maxim II             Maxim III
      ---------------------------------------                             ------------------------
                                                                          --------- -- -----------
                                                                            MVP          AICPA
      ---------------------------------------                             ---------    -----------
                                              - -------    -- --------    - -------    -- --------
      Contract/Certificate Maintenance         $    30     $       35     $     27     $     30*
      Charge
      ---------------------------------------   -------       --------      -------       --------
                                                -------       --------      -------       --------
      Transfers                                $     0     $        0            0     $     24**
      ---------------------------------------   -------       --------      -------       --------
                                                -------       --------      -------       --------
      Mortality & Expense Risks                  1.25%          1.40%     $  1.25%            .5%

      ---------------------------------------   -------       --------      -------       --------

      * Fee is waived if account balance is greater than $25,000 on the contract anniversary date. ** Fee is assessed per transfer if there are more than 24 transfers per calendar year.

      Related Party Transactions

      GW Capital Management, LLC, a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate GW Capital Management, LLC for investment advisory services.

5. ACCUMULATION UNIT VALUES

      A summary of accumulation unit values and accumulation units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2002 is included on the following pages. Total return is based on operations for the period shown and, accordingly, is not annualized. The Maxim I and Maxim II contracts were issued in connection with both non-qualified arrangements and certain qualified retirement plans (defined under I.R.C. Section 818 as pension plan contracts). As such, contributions from non-qualified arrangements are accounted for separately from the qualified retirement plans.




                                     PART C
                                OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

           (a)    Financial Statements


        The consolidated balance sheets of GWL&A as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, as well as the financial statements of the Series Account as of December 31, 2002 for the years ended December 31, 2002 and 2001, are included in Part B.


           (b)    Exhibits

                  (1) Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

                  (2)    Not Applicable

                  (3) Form Underwriting Agreement is incorporated by reference to Registrant's Pre- Effective Amendment No. 1 (File No. 333-44839) filed August 14, 1998.

                  (4) Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on its Form S-6 filed March 10, 1982. Copy of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

                  (5) Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed March 10, 1982. Copy of application used with variable annuity contract currently is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.


                  (6) Copies of Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor's Registration Statement on Form S-1 (File No. 333-01173) filed on October 29, 1996.


                  (7)    Not Applicable

                  (8)    Not Applicable

                  (9) Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement on Form N-4 (File No. 2-73879) filed April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 (File No. 33-82610) filed April 27, 2001.

                  (10)   (a) Written Consent of Jorden Burt LLP filed herewith.

                         (b) Written Consent of Deloitte & Touche LLP filed herewith.


                  (11)   Not Applicable

                  (12)   Not Applicable

                  (13) Schedule for Computation of Performance Quotations is incorporated by reference to Registrant's Post-Effective Amendment No. 3 (File No. 33-82610) on Form N-4 filed on April 25, 1997.

Item 25.   Directors and Officers of the Depositor

                                                                       Positions and Offices
Name                     Principal Business Address                        with Depositor
----                     --------------------------                        ----------------
James Balog              2205 North Southwinds Boulevard, Apt. 307            Director
                         Vero Beach, Florida 32963

James W. Burns, O.C.            (7)                                           Director

Orest T. Dackow                 (3)                                           Director

Andre Desmarais                 (4)                                           Director

Paul Desmarais, Jr.             (4)                                           Director

Robert Gratton                  (5)                                           Chairman

Kevin P. Kavanagh, C.M.         (1)                                           Director

William Mackness         696 Whitehaven Crescent                              Director
                         London, Ontario N6G 4V4

William T. McCallum             (3)                                           Director, President and
                                                                              Chief Executive Officer

Jerry E.A. Nickerson     H.B. Nickerson & Sons Limited                        Director
                         P.O. Box 130
                         255 Commercial Street
                         North Sydney, Nova Scotia B2A 3M2

P. Michael Pitfield, P.C., Q.C. (4)                                           Director

Michel Plessis-Belair, F.C.A.   (4)                                           Director

Brian E. Walsh           QVan Capital, LLC                                    Director
                         1 Dock Street, 4th Floor
                         Stamford, Connecticut 06902

John A. Brown                   (3)                                           Senior Vice-President,
                                                                              Financial Services

S. Mark Corbett                 (3)                                           Senior Vice-President,
                                                                              Investments

John R. Gabbert                 (2)                                           Senior Vice President,
                                                                              Employee Benefits

Donna A. Goldin                 (2)                                           Senior Vice-President
                                                                              Employee Benefits

Mitchell T.G. Graye             (3)                                           Executive Vice-President,
                                                                              Chief Financial Officer

                                      C-3

                                                                        Positions and Offices
Name                     Principal Business Address                        with Depositor
----                     --------------------------                        ----------------

Wayne Hoff mann                 (3)                                           Senior Vice-President,
                                                                              Investments

D. Craig Lennox                 (6)                                           Senior Vice-President,
                                                                              General Counsel and
                                                                              Secretary

James C. Matura                 (2)                                           Senior Vice-President,
                                                                              Employee Benefits

Charles P. Nelson               (3)                                           Senior Vice-President,
                                                                              Financial Services

Deborah L. Origer-Bauroth       (2)                                           Senior Vice-President,
                                                                              Employee Benefits

Marty Rosenbaum                 (2)                                           Senior Vice-President,
                                                                              Employee Benefits

Richard F. Rivers               (2)                                           Executive Vice President,
                                                                              Employee Benefits

Gregg E. Seller                 (3)                                           Senior Vice-President,
                                                                              Financial Services

Robert K. Shaw                  (3)                                           Senior Vice-President,
                                                                              Financial Services

Mark Stadler                    (2)                                           Senior Vice President,
                                                                              Specialty Accounts

George D. Webb                  (3)                                           Senior Vice-President,
                                                                              Financial Services

Douglas L. Wooden               (3)                                           Executive Vice-President,
                                                                              Financial Services

Jay W. Wright                   (2)                                           Senior Vice-President,
                                                                              Employee Benefits

(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8505 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(4) Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada
    H2Y 2J3.
(5) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec,
    Canada H2Y 2J3.
(6) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(7) Power Corporation of Canada, 1 Lombard Place, 26th Floor, Winnipeg,
    Manitoba, Canada R3B 0X5

                                      C-4

Item 26. Persons controlled by or under common control with the Depositor or Registrant
         ------------------------------------------------------------------------------

        (State/Country of Organization) - Nature of Business
Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           67.4%  - Power Financial Corporation (Canada) - Holding Company
               81.03%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                           100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                             100.0%  - Great-West Life & Annuity Capital I (Delaware) - Business Trust
                             100.0% - Great-West Life & Annuity Insurance Company (Colorado) -
                                      Life and Health Insurance Company
                                100.0% - First Great-West Life & Annuity Insurance Company (New York) -
                                Life and Health Insurance Company
                                100.0% - Advised Assets Group, LLC (Colorado) - Investment Adviser
                                100.0% - Alta Health & Life Insurance Company (Indiana) - Life and
                                Health Insurance Company
                                         100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                                100.0% - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                                         100.0%  - BenefitsCorp Equities, Inc. (Delaware) - Securities
                                         Broker/Dealer
                                         100.0% - BCC Corp of Wyoming, Inc. (Wyoming) - Insurance Agency
                                100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) -
                                Third Party Administrator
                                         100.0%  - NPC Securities, Inc. (California) - Securities
                                         Broker/Dealer
                                         100.0%  - National Plan Coordinators of Washington, Inc.
                                         (Washington) - Third Party Administrator
                                         100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc.
                                         (Massachusetts) - Insurance Agency
                               100.0% - One Benefits, Inc. (Colorado) - Holding Company
                                        100.0%  - One Health Plan of Alaska, Inc. (Alaska) - Preferred
                                        Provider Organization
                                        100.0%  - One Health Plan of Arizona, Inc. (Arizona) - Health
                                        Maintenance Organization
                                        100.0%  - One of Arizona, Inc. (Arizona) - Preferred Provider
                                        Organization
                                        100.0% - One Health Plan of California, Inc.
                                        (California) - Health Maintenance Organization
                                        100.0% - One Health Plan of Colorado, Inc.
                                        (Colorado) - Health Maintenance Organization
                                        100.0% - One Health Plan of Florida, Inc. (Florida) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Georgia, Inc. (Georgia) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Illinois, Inc. (Illinois) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Indiana, Inc. (Indiana) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Kansas/Missouri, Inc. (Kansas) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Maine, Inc. (Maine) - Preferred
                                        Provider Organization
                                        100.0% - One Health Plan of Massachusetts, Inc. (Massachusetts) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Michigan, Inc. (Michigan) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of Minnesota, Inc. (Minnesota) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of Nevada, Inc. (Nevada) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of New Hampshire, Inc. (New Hampshire) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of New Jersey, Inc. (New Jersey) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of New York, Inc. (New York) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of North Carolina, Inc. (North Carolina) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Ohio, Inc. (Ohio) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Oregon, Inc. (Oregon) -
                                        Health Maintenance Organization

                                      C-5

                                        100.0% - One Health Plan of Pennsylvania, Inc. (Pennsylvania) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of South Carolina, Inc. (South Carolina) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of Tennessee, Inc. (Tennessee) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Texas, Inc. (Texas) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan, Inc. (Vermont) -
                                        Preferred Provider Organization
                                        100.0%  - One Health Plan of Virginia, Inc. (Virginia) -
                                        Preferred Provider Organization
                                        100.0%  - One Health Plan of Washington, Inc. (Washington) -
                                        Health Maintenance Organization
                                        100.0%  - One Health Plan of Wisconsin, Inc. (Wisconsin) -
                                        Preferred Provider Organization
                                        100.0%  - One Health Plan of Wyoming, Inc. (Wyoming) -
                                        Preferred Provider Organization
                                        100.0%  - One Orchard Equities, Inc. (Colorado) - Securities
                                        Broker/Dealer
                              100.0%  - Financial Administrative Services Corporation (Colorado) -
                                        Third Party Administrator
                              100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                               50.0%  - Westkin Properties Ltd. (California) - Real Property
                                        Corporation
                              100.0%  - Great-West Benefit Services, Inc. (Delaware) - Leasing
                                        Company
                               92.1%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                              100.0%  - GW Capital Management, LLC (Colorado) - Investment Adviser
                                        100.0% - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                        100.0% - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer
                               86.8%  - Orchard Series Fund (Delaware) - Investment Company
                                        100.0%  - Orchard Trust Company (Colorado) - Trust Company


Item 27.   Number of Owners


           As of March 31, 2003, there were 407 Owners. 333 of the Owners are qualified, while the other 74 Owners are non-qualified.


Item 28.   Indemnification

           Provisions exist under the Colorado General Corporation Code and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                        Colorado Business Corporation Act

   Article 109 - INDEMNIFICATION

   Section 7-109-101.  Definitions.

           As used in this Article:

           (1) "Corporation" includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

           (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on or otherwise involve services by, the director

                                      C-6

           to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

           (3) "Expenses" includes counsel fees.

           (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

           (5) "Official capacity" means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

           (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

           (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

   Section 7-109-102.  Authority to indemnify directors.

           (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

                  (a) The person conducted himself or herself in goodfaith; and

                  (b) The person reasonably believed:

                         (I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; or

                         (II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

                  (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

           (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

           (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

           (4) A corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                                      C-7

                  (b) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

           (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which he was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

   Section 7-109-104.  Advance of Expenses to Directors.

           (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a) The director furnishes the corporation a written affirmation of his good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                  (c) A determination is made that the facts then know to those making the determination would not preclude indemnification under this article.

           (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

           (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

   Section 7-109-105.  Court-Ordered Indemnification of Directors.

           (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

   Section 7-109-106.  Determination and Authorization of Indemnification of
                       Directors.

                                      C-8

           (1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

           (2) The determinations required by subsection (1) of this section shall be made:

                  (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

           (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                  (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                  (b) By the shareholders.

           (4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expense is permissible; except that, if the determination that indemnification or advance of expense is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

   Section 7-109-107.  Indemnification of Officers, Employees, Fiduciaries,
                       and Agents.

           (1) Unless otherwise provided in the articles of incorporation:

                  (a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                  (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                  (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

   Section 7-109-108.  Insurance.

                  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign
                                      C-9

           corporation or other person or of an employee benefit plan, against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

   Section 7-109-109.  Limitation of Indemnification of Directors.

           (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

           (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

   Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

                  If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                 Bylaws of GWL&A

           Article II, Section 11.  Indemnification of Directors.
                                    ----------------------------

                  The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own willful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful

                                      C-10

           defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter

   (a) BenefitsCorp Equities, Inc. ("BCE") currently distributes securities of Great-West Variable Annuity Account A, FutureFunds Series Account, and Pinnacle Series Account in addition to those of the Registrant.

   (b)     Directors and Officers of BCE

                                                                    Position and Offices
Name                     Principal Business Address                          with
                                                                          Underwriter

C. P. Nelson                    (1)                                 Chairman and President

R.K. Shaw                       (1)                                 Director

G. E. Seller             18101 Von Karman Ave.                      Director; Senior Vice President

                         Suite 1460                                 Major Accounts
                         Irvine, CA 92715


G.R. McDonald                   (1)                                 Director

J.R. Cavalier                   (1)                                 Vice President

T.M. Connolloy           300 Broadacres Drive Vice President
                         Bloomfield, NJ 07003

W.S. Harmon                     (1)                                 Vice President

K.A. Morris              500 North Central, Suite 220               Vice President
                         Glendale, CA 91203

M.P. Sole                One North LaSalle, Suite 3200              Vice President
                         Chicago, IL 60602

G.R. Derback                    (1)                                 Treasurer

B.A. Byrne               8525 East Orchard Road                     Secretary  and Chief Compliance
                         Greenwood Village, CO  80111               Officer

T.L. Buckley                    (1)                                 Compliance Officer


------------

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

   (c) Commissions and other compensation received by Principal Underwriter during Registrant's last fiscal year:

                      Net
Name of           Underwriting     Compensation
Principal         Discounts and         on          Brokerage
Underwriter       Commissions       Redemption     Commissions     Compensation

BCE                   -0-               -0-            -0-             -0-


Item 30.   Location of Accounts and Records

           All accounts, books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.   Management Services

           Not Applicable.

Item 32.          Undertakings

           (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

           (d) GWL&A represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GWL&A.
                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 24th day of April, 2003.

                                         MAXIM SERIES ACCOUNT
                                         (Registrant)



                                         By:    /s/ William T. McCallum
                                                William T. McCallum, President
                                                and Chief Executive Officer of
                                                Great-West Life & Annuity
                                                Insurance Company

                                         By:    GREAT-WEST LIFE & ANNUITY
                                                INSURANCE COMPANY
                                                (Depositor)



                                         By:    /s/ William T. McCallum
                                                William T. McCallum, President
                                                and Chief Executive Officer

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ R. Gratton
R. Gratton*                         Chairman of the Board        April 24, 2003


/s/ W.T. McCallum
-----------------
W.T. McCallum                      President, Chief Executive    April 24, 2003
                                   Officer and Director

/s/ M.T.G. Graye
----------------
M.T.G. Graye                       Chief Financial Officer       April 24, 2003


/s/ J. Balog
----------------
J. Balog*                          Director                      April 24, 2003

/s/ J.W. Burns
----------------
J.W. Burns*                        Director                      April 24, 2003


/s/ O.T. Dackow
----------------
O.T. Dackow*                       Director                      April 24, 2003


/s/ A. Desmarais
----------------
A. Desmarais*                      Director                      April 24, 2003


/s/ P. Desmarais
----------------
P. Desmarais, Jr.*                 Director                      April 24, 2003


/s/ K.P. Kavanagh
----------------
K.P. Kavanagh*                     Director                      April 24, 2003


/s/ W. Mackness
----------------
W. Mackness*                       Director                      April 24, 2003


/s/ J.E.A. Nickerson
----------------
J.E.A. Nickerson*                  Director                      April 24, 2003


/s/ P.M. Pitfield
----------------
P.M. Pitfield*                     Director                      April 24, 2003


/s/ M. Plessis-Belair
----------------
M. Plessis-Belair*                 Director                      April 24, 2003


/s/ B.E. Walsh
----------------
B.E. Walsh*                        Director                      April 24, 2003

*By:    /s/ D.C. Lennox
        ----------------
D. C. Lennox, Attorney-in-fact pursuant to Powers of Attorney filed under initial Registration Statement on Form N-4 (File No. 333-44839) filed on January 23, 1998.